                                                                   Exhibit 10.05






                            AMENDED AND RENEGOTIATED
                            CASINO OPERATING CONTRACT

















                        EFFECTIVE AS OF October 30, 1998

                                TABLE OF CONTENTS


                                                                                                           Page
                                                                                                           ----


ARTICLE I. POLICY, PURPOSE AND SUBJECT MATTER.................................................................2

   1.1. Public Policy and Amendment and Renegotiation.........................................................3
   1.2. Subject Matter........................................................................................3
   1.3. Exclusive Contract....................................................................................4

ARTICLE II.  DEFINITIONS.....................................................................................11


ARTICLE III.  GRANT OF AUTHORITY.............................................................................48

   3.1. Grant of Authority...................................................................................48
   3.2. Permitted Use........................................................................................49
   3.3. Approval Prerogative.................................................................................49
   3.4. Location of Official Gaming Establishment............................................................50

ARTICLE IV. WARRANTIES AND REPRESENTATIONS...................................................................50

   4.1. Gaming Board Warranties; Due Authorization...........................................................50
   4.2. Casino Operator Warranties...........................................................................50

ARTICLE V. TERM AND EXTENDED TERM............................................................................51

   5.1. Initial Term.........................................................................................52
   5.2. Extended Term........................................................................................52

ARTICLE VI.  COMPENSATION PAYMENTS; AMOUNTS AND METHODS......................................................52

   6.1. Fixed Payment Obligations............................................................................52
   6.2. Louisiana Gross Gaming Revenue Share Payments........................................................54
   6.3. Remittance and Monthly Adjustments...................................................................57
   6.4. State's Interest in Daily Collections................................................................59
   6.5. Daily Deposits.......................................................................................59
   6.6. Casino Operator's Right to Grant Security Interest...................................................60
   6.7. Late Payment Interest................................................................................60
   6.8. No Reduction in Payment..............................................................................60
   6.9. Continuing Payment Requirement.......................................................................61

ARTICLE VII. OTHER CONSIDERATIONS............................................................................61

   7.1. Open Access..........................................................................................61
   7.2. Gaming Board's Controlled Space......................................................................61




ARTICLE VIII. CASINO MANAGER AND CASINO MANAGEMENT CONTRACT..................................................62

   8.1. Subcontracting of Casino Operator's Obligations......................................................62
   8.2. Subcontracting by Casino Operator....................................................................63
   8.3. Casino Operator's Obligations Under the Casino Management Contract...................................64
   8.4. Acts and Omissions of the Casino Manager.............................................................64
   8.5. Access to Casino Manager's Books and Records of the Casino...........................................65
   8.6. Notice of Termination of Casino Management Contract..................................................65
   8.7. Casino Name Change...................................................................................66
   8.8. Termination Transition Payment.......................................................................67
   8.9. Leasehold Mortgagee Exemption........................................................................67

ARTICLE IX. CASINO OPERATOR'S AFFIRMATIVE COVENANTS..........................................................67

   9.1. General..............................................................................................67
   9.2. Official Gaming Establishment........................................................................67
   9.3. Payment..............................................................................................68
   9.4. Initial Plan Financing and Site Possession...........................................................68
   9.5. Financial Stability..................................................................................68
   9.6. Non-Discrimination Policies..........................................................................73
   9.7. Minority Employment Policies.........................................................................73
   9.8. Compulsive Gaming Program............................................................................73
   9.9. Maintain Qualifications..............................................................................73
   9.10. On-Site Inspections.................................................................................74
   9.11. Cooperate in Investigations.........................................................................74
   9.12. Access to Information, Materials and Data...........................................................74
   9.13. Maintain Books and Records After Termination or Expiration..........................................75
   9.14. Documents for Investigations........................................................................75
   9.15. Cooperation to Facilitate Restrictive Use Casino Operating Contracts................................75
   9.16. Maintain Suitability................................................................................75
   9.17. Information Concerning Creditors....................................................................76
   9.18. Business Ability and Casino Gaming Experience.......................................................77
   9.19. Notice of Claims....................................................................................77
   9.20. Insurance Coverages.................................................................................77
   9.21. Essential Agreements................................................................................77
   9.22. Casino Bankroll.....................................................................................78
   9.23. Days and Hours of Operation.........................................................................78
   9.24. Age Limitations.....................................................................................79
   9.25. Maintenance of Casino...............................................................................80
   9.26. Computerized Accountability.........................................................................80
   9.27. Minimum Internal Controls...........................................................................83
   9.28. Utilization of Louisiana Goods and Services.........................................................84
   9.29. Timetables and Outside Dates........................................................................85
   9.30. Rivergate/City Payments.............................................................................85




   9.31. Payment of Impositions..............................................................................86
   9.32. Payment to Unsecured Creditors......................................................................86

ARTICLE X.  CASINO OPERATOR'S NEGATIVE COVENANTS.............................................................86

   10.1. General.............................................................................................86
   10.2. Food and Restaurant Facilities and Service..........................................................87
   10.3. No Lodging..........................................................................................88
   10.4. Prohibited Contacts with Public Officers............................................................88
   10.5. Improper Activities.................................................................................88
   10.6. Prohibited Sale of Certain Products.................................................................89
   10.7. Exclusion and Detention of Certain Persons..........................................................89
   10.8. Environmental Laws..................................................................................90
   10.9. Other Prohibited Activities.........................................................................90

ARTICLE XI.  DESIGN AND CONSTRUCTION.........................................................................91

   11.1. Casino Design.......................................................................................91
   11.2. Casino Construction.................................................................................91
   11.3. Poydras Street Support Facility and Poydras Tunnel Construction.....................................91
   11.4. Effect of Delivery..................................................................................92
   11.5. Changes to Construction Documents...................................................................92
   11.6. Material Change Approval Procedure..................................................................92
   11.7. Disclaimer of Representations and Prohibited Reliance...............................................94
   11.8. Compliance with Governmental Requirements...........................................................95
   11.9. Delivery of Notice..................................................................................95
   11.10. Commencement Dates.................................................................................95
   11.11. Completion Dates...................................................................................95
   11.12. Reports and Monitoring.............................................................................95

ARTICLE XII. FINANCIAL AND ACCOUNTING RECORDS, ACCESS AND REPORTING REQUIREMENTS, CONFIDENTIALITY............97

   12.1. Financial and Accounting Records....................................................................97
   12.2. Financial Statements and Quarterly Meetings.........................................................98
   12.3. Expiration or Termination Audit.....................................................................99
   12.4. Public Company Disclosure...........................................................................99
   12.5. Review and Audit....................................................................................99
   12.6. Cooperation with the Legislative Auditor...........................................................101
   12.7. Public Records Access..............................................................................101
   12.8. Errors in Financial and Accounting Records Resulting in Overpayment to the Gaming Board............103

ARTICLE XIII. FUNDS AND FINANCING...........................................................................104

   13.1. Financing..........................................................................................104




   13.2. Amount of Initial Plan Financing...................................................................104
   13.3. Source of Initial Plan Financing...................................................................104
   13.4. Evidence of Initial Plan Financing.................................................................104
   13.5. Financing Representations; Restrictions............................................................105
   13.6. Limitations on Financing...........................................................................106
   13.7. Capital Replacement Fund...........................................................................106

ARTICLE XIV. INSURANCE......................................................................................109

   14.1. Property and Casualty Insurance Coverage...........................................................109
   14.2. Builder's Risk Insurance...........................................................................111
   14.3. Adjustments to Policy Limits and Deductibles.......................................................111
   14.4. Liability Insurance................................................................................111
   14.5. Contractor Insurance...............................................................................113
   14.6. Other Contractor Insurance.........................................................................114
   14.7. Architect and Engineer Insurance...................................................................117
   14.8. Business Interruption Insurance....................................................................118
   14.9. Adjustments to Policy Limits for Liability Insurance...............................................119
   14.10. Form of Insurance and Insurers....................................................................119
   14.11. Other Policies....................................................................................120
   14.12. Adjustment of Insurance...........................................................................120
   14.13. Insurance Notice..................................................................................120
   14.14. Keep in Good Standing.............................................................................121
   14.15. Blanket Policies..................................................................................121
   14.16. Change of Circumstances...........................................................................122

ARTICLE XV. DAMAGE TO OR DESTRUCTION OF THE CASINO..........................................................122

   15.1. Damage or Destruction..............................................................................122
   15.2. Insurance Proceeds.................................................................................123
   15.3. Utilization of Insurance Proceeds..................................................................123
   15.4. Damage at End of Casino Term.......................................................................125

ARTICLE XVI. ALTERATIONS AND MODIFICATIONS TO CASINO PREMISES AFTER COMPLETION..............................125

   16.1. Alteration Approvals...............................................................................125
   16.2. Manner of Performance..............................................................................126

ARTICLE XVII. ENTRY UPON CASINO PREMISES BY GAMING BOARD; INSPECTION........................................126

   17.1. Access and Inspection Rights.......................................................................126

ARTICLE XVIII. INDEMNIFICATION..............................................................................127




   18.1. Indemnification....................................................................................127
   18.2. Defense of Proceedings.............................................................................130
   18.3. Right to Participate in Defense....................................................................130
   18.4. No Settlement Without Gaming Board Approval........................................................131
   18.5. Payment of Judgment................................................................................131
   18.6. Indemnity of State.................................................................................131

ARTICLE XIX.  CRITERIA FOR OPENING CASINO...................................................................131

   19.1. Financing Completed................................................................................131
   19.2. Insurance Coverages................................................................................131
   19.3. Landlord Approvals and Consents....................................................................131
   19.4. Completion Acceptance..............................................................................132
   19.5. Occupancy Permits and Licenses.....................................................................132
   19.6. Suitability and Licensing..........................................................................132
   19.7. Operational Checkout...............................................................................132
   19.8. Casino Manager's Certification.....................................................................133
   19.9. No Default.........................................................................................133

ARTICLE XX. CASINO OPERATOR'S DEFAULT.......................................................................133

   20.1. Events of Default..................................................................................133
   20.2. Notice; Opportunity to Cure........................................................................137
   20.3. Payment Disputes...................................................................................138
   20.4. Remedies...........................................................................................138
   20.5. Right to Injunctive Relief.........................................................................140
   20.6. No Limitation on Available Remedies................................................................140
   20.7. Costs..............................................................................................142
   20.8. Fines, Penalties...................................................................................142

ARTICLE XXI. BANKRUPTCY AND INSOLVENCY......................................................................143

   21.1. Bankruptcy or Insolvency.  If the Casino Operator..................................................143
   21.2. Regulation; Exercise of Police and Regulatory Powers...............................................144
   21.3. Cash Collateral....................................................................................144
   21.4. Performance; Assumption or Rejection...............................................................144
   21.5. No Performance Excused.............................................................................145
   21.6. Notice of Filing...................................................................................145
   21.7. Relief from Automatic Stay.........................................................................145
   21.8. Cure Periods Not Tolled............................................................................146

ARTICLE XXII. DEFAULT BY THE GAMING BOARD...................................................................146

   22.1. Default by Gaming Board............................................................................146
   22.2. Remedies...........................................................................................147
   22.3. Exclusivity - Default by the Gaming Board and Remedies.............................................147




ARTICLE XXIII. LEASEHOLD MORTGAGEES.........................................................................147

   23.1. General............................................................................................148
   23.2. Registered Leasehold Mortgagee.....................................................................148
   23.3. Notices to Registered Leasehold Mortgagees.........................................................148
   23.4. Opportunity to Cure................................................................................149
   23.5. Revocation/Suspension Proceedings..................................................................150
   23.6. Receivership/Foreclosure Proceedings...............................................................151
   23.7. Effect of Appointment of Receiver..................................................................155
   23.8. No Effect On Suit to Enforce.......................................................................155
   23.9. Third Party Beneficiaries..........................................................................155
   23.10. No Lien on this Casino Operating Contract.........................................................155

ARTICLE XXIV. SUITABILITY OF OTHERS.........................................................................155

   24.1. Suitability Requirements...........................................................................155
   24.2. Unsuitability - Casino Manager.....................................................................156
   24.3. Unsuitability - Holders of Equity or Debt Interests................................................156
   24.4. Safe Harbor........................................................................................157

ARTICLE XXV. GUARANTEES AND ASSURANCES......................................................................159

   25.1. Rolling Minimum Payment Guaranty...................................................................159
   25.2. Completion Guarantee...............................................................................161
   25.3. Additional Guarantees and Assurances...............................................................162
   25.4. Matters Relating to Minimum Payment Guaranty.......................................................163

ARTICLE XXVI. TRANSFER RESTRICTIONS.........................................................................164

   26.1. Casino Operator Transfers - Casino Operating Contract..............................................164
   26.2. Casino Operator Transfers - Essential Agreements...................................................165
   26.3. Other Actions or Transfers Requiring Approval......................................................165
   26.4. Conditions to Approval of Proposed Transfer........................................................165
   26.5. Five Percent Accumulation..........................................................................165
   26.6. Transfer Restriction Legend........................................................................167
   26.7. Notice and Cure Period; Safe Harbor................................................................167

ARTICLE XXVII. NOTICES......................................................................................168

   27.1. Manner of Giving Notice............................................................................168

ARTICLE XXVIII. MISCELLANEOUS...............................................................................169

   28.1. No Joint Venture or Partnership....................................................................169
   28.2. No Waiver..........................................................................................169
   28.3. Partial Invalidity.................................................................................169




   28.4. Responsibility for Costs and Risks of Operations...................................................170
   28.5. Applicable Law.....................................................................................170
   28.6. Venue, Personal Jurisdiction and Forum Selection...................................................170
   28.7. Compliance.........................................................................................171
   28.8. Captions...........................................................................................171
   28.9. Number and Gender..................................................................................172
   28.10. No Drafting Presumptions..........................................................................172
   28.11. Prior Agreements; Amendment.......................................................................172
   28.12. Intervention by Casino Manager....................................................................173
   28.13. Time of the Essence...............................................................................173
   28.14. Successors and Assigns............................................................................173
   28.15. No Third Party Beneficiary........................................................................173
   28.16. Assignment........................................................................................173
   28.17. No Novation.......................................................................................174
   28.18. Counterparts......................................................................................174



                                                                                       Section
Exhibits                                                                             Reference
--------                                                                             ---------

A        Approved Program Plans                                                           11.1

B        Form of Completion Guarantee                                                     25.2

C        Form of Performance Bond                                                         25.2

D        Form of State Release Agreement                                              Recitals

E-1      Legal Description of Employee and Bus Support Parking
         Facilities                                                                      2.145

E-2      Legal Description of Poydras Street Parking Facilities                          2.145

F        Legal Description of Casino Premises                                             2.27

G        Form of HET/JCC Agreement                                                        25.4

H.       Form of Initial Unconditional Minimum Payment Guaranty                           25.1

I.       Form of Unconditional Guaranty for Fiscal Year
         Ending March 31, ____                                                            25.1



State of Louisiana

Orleans Parish

               AMENDED AND RENEGOTIATED CASINO OPERATING CONTRACT


                  This Amended and Renegotiated Casino Operating Contract is made and entered into this 30th day of October, 1998 among the State of Louisiana by and through the Louisiana Gaming Control Board (the "Gaming Board") assuming the regulatory authority, control and jurisdiction of the Louisiana Economic Development Control Board pursuant to R.S. 27:15, Harrah's Jazz Company, a Louisiana general partnership ("HJC"), and Jazz Casino Company, L.L.C., a Louisiana limited liability company ("Jazz Casino Company" or "JCC").

                                    RECITALS

                  WHEREAS, on July 15, 1994 the Louisiana Economic Development and Gaming Corporation entered into a Casino Operating Contract (the "Initial Operating Contract") with HJC, whereby HJC was authorized to construct and operate the Official Gaming Establishment; and

                  WHEREAS, HJC filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on or about November 22, 1995; and

                  WHEREAS, on or about May 1, 1996, pursuant to R.S. 27:15 the Gaming Board assumed, among other things, all regulatory authority, control and jurisdiction over gaming activities authorized under the LEDGC Act; and

                  WHEREAS, HJC has submitted and the United States Bankruptcy Court has confirmed a plan of reorganization (the "Plan") in the bankruptcy proceedings of HJC; and

                  WHEREAS, pursuant to the Plan, the assets and business of HJC will vest in Jazz Casino Company, a newly formed Louisiana limited liability company, on the Plan Effective Date; and

                  WHEREAS, the Gaming Board has agreed to renegotiate this Casino Operating Contract with HJC and has Approved the amendment, renegotiation and assignment of this Casino Operating Contract as amended and renegotiated to JCC as HJC's successor pursuant to the Plan as of the Plan Effective Date; and

                  WHEREAS, pursuant to the Plan, the single membership interest in Jazz Casino Company will be wholly owned by JCC Holding Company, a publicly traded company which, upon consummation of the Plan, a subsidiary of Harrah's Entertainment, Inc. ("HET") shall purchase Class B New Common Stock (issued pursuant to the Plan) equivalent to forty-nine and nine tenths percent (49.9%) of the equity of JCC Holding Company (some of which will be disbursed as per the Plan), the holders of the 14 1/4% First Mortgage Notes Due

2001 with Contingent Interest issued by HJC and Harrah's Jazz Finance Corp. shall receive pro rata, Class A New Common Stock (issued pursuant to the Plan) equivalent to thirty-seven and one-tenth percent (37.1%) of the equity of JCC Holding Company, and a disbursing agent for the benefit of said holders shall receive Class A New Common Stock equivalent to thirteen percent (13%) of the equity of JCC Holding Company; and

                  WHEREAS, pursuant to the Plan, HJC has been authorized to execute this Amended and Renegotiated Casino Operating Contract; and

                  WHEREAS, pursuant to the Plan JCC Holding Company as the sole member of Jazz Casino Company has duly authorized the execution of the Amended and Renegotiated Casino Operating Contract, the Board of Directors of JCC Holding Company (together with Jazz Casino Company, the "JCC Entities") has duly authorized the execution of this Casino Operating Contract, and the Board of Directors of JCC Holding Company will consist of an equal number of directors elected by the holders of a majority of shares of Class B stock - the HET Directors - and directors elected by a majority of the shares of the Class A stock - the Independent Directors, with the HET Directors generally supervising the day-to-day activities of each of the JCC Entities, unless and until such day-to-day supervision rights terminate pursuant to the Certificate of Incorporation of JCC Holding Company and the Articles of Organization of Jazz Casino Company as a result of events of default under the Casino Operator's loan documents or the indentures for the new notes and new contingent notes issued pursuant to the Plan, payment or material events of default under the Casino Lease, certain events of default under this Amended and Renegotiated Casino Operating Contract, material events of default under the Casino Management Agreement, breach of the completion guarantees from Harrah's Operating Company, Inc. ("Harrah's Operating") and HET pursuant to the Plan and certain other default events as described in said Certificate of Incorporation and Articles of Organization; and

                  WHEREAS, as part of the Plan and with the approval of the Gaming Board, Jazz Casino Company has been authorized to assume the role of Casino Operator subject to the requirements of this Amended and Renegotiated Casino Operating Contract and the Suitability Requirements; and

                  WHEREAS, effective as of the Plan Effective Date certain claims of the parties and others will be resolved pursuant to that certain State Release Agreement attached as Exhibit D hereto and by this reference incorporated herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                  ARTICLE I. POLICY, PURPOSE AND SUBJECT MATTER

         1.1. Public Policy and Amendment and Renegotiation

                  (a) Amendment and Renegotiation. Pursuant to the Casino Act, the Gaming Board and HJC hereby amend and renegotiate the Initial Casino Operating Contract on the terms set forth in this Amended and Renegotiated Casino Operating Contract, which shall be revocable in accordance with the terms hereof. The Initial Casino Operating Contract, as hereby amended and renegotiated, and any future amendments, changes, modifications, renegotiations or restatements, is hereinafter referred to as the "Casino Operating Contract."

                  (b) Public Policy. The Parties acknowledge the public policy and provisions of the Casino Act. The purpose of this Casino Operating Contract is to set forth the conditions, covenants, obligations, requirements and terms under which the Casino Operator shall provide and furnish the Casino and shall be entitled to conduct Gaming Operations in the Official Gaming Establishment or Casino; to set forth the rights and privileges of the Gaming Board under this Casino Operating Contract and the corresponding duties, responsibilities and obligations of the Casino Operator to the Gaming Board under this Casino Operating Contract; and to set forth the rights of the Casino Operator with respect to the Gaming Board.

         1.2.     Subject Matter.

                    The subject matter of this Casino Operating Contract is the Official Gaming Establishment or Casino to be constructed, furnished, equipped and operated by the Casino Operator on the site known as the "Rivergate" and numbered 4 Canal Street in the City of New Orleans, Orleans Parish, Louisiana.

         1.3.     Exclusive Contract

                  (a) Exclusivity Protection. Subject to the conditions, obligations, requirements, provisions and terms of this Casino Operating Contract, this Casino Operating Contract is exclusive as to land-based gaming in the Parish of Orleans as more particularly set forth in R.S. 27:241(H) as in effect January 1, 1997 and Section 1.3(b) - "Violations Generally." Except as otherwise permitted in this Section 1.3 - "Exclusive Contract," no other land-based gaming facility shall be contracted or licensed in the Parish of Orleans during the term of this Casino Operating Contract or any renewal or extensions hereof.

                  (b)      Violations Generally.

                  (A) Violations. The Casino Operator shall be relieved of the obligation to make the Minimum Payment, Daily Payment and Louisiana Gross Gaming Revenue Share Payments (collectively, the "Revenue Share Payments") as set forth in Section 1.3(c) - "Judicial Relief for Exclusivity Violations" only if all of the following three conditions ((i) through (iii)) occur:

                  (i) there is a Material violation of the exclusivity provisions of R.S. 27:241(H) or of Section 1.3(a) - "Exclusivity Protection" (as qualified and defined hereinafter in this Section 1.3(b) - "Violations Generally") as a result of

                           (a) a change, other than a "Permitted Amendment" (as defined below), in State law (adopted by statute, regulation or rule) from that in effect January 1, 1997,

                                    (1)      permitting any Game (whether
                                             authorized at the Casino or at any
                                             other land based facility) or
                                             Gaming Device (except video poker
                                             operations authorized pursuant to
                                             the Video Draw Poker Devices
                                             Control Law as in effect January 1,
                                             1997) at another land-based
                                             facility in the Parish of Orleans,
                                             or

                                    (2)      permitting riverboats (other than a
                                             Permitted Riverboat (as defined
                                             below)) to conduct dockside gaming
                                             in

                                             Orleans Parish beyond the scope of
                                             R.S. 27:65(B)(1), as in effect
                                             January 1, 1997

                                    (collectively, a "Change in State Law");
                                    provided, however, a Change in State Law shall not include a change in State law authorizing at any time or from time to time one or more licensed riverboats to remain dockside and conduct dockside gaming beyond the scope of R.S. 27:65(B)(1), as in effect January 1, 1997; provided that, with respect to Orleans Parish, the authorization shall be limited to not more than one licensed riverboat at any time (a "Permitted Riverboat") which must be located on Lake Pontchartrain in Orleans Parish, and provided, further, that the authorization (as to Orleans Parish) includes the following prohibitions:

                                            (A)      a prohibition against a
                                                     Permitted Riverboat
                                                     conducting gaming
                                                     activities in an area(s)
                                                     exceeding thirty thousand
                                                     (30,000) square feet in the
                                                     aggregate;

                                            (B)      a prohibition against the
                                                     owner or operator of a
                                                     Permitted Riverboat
                                                     participating directly or
                                                     indirectly in the
                                                     ownership, construction,
                                                     operation or subsidization
                                                     of any hotel of a size
                                                     exceeding three hundred
                                                     ninety-nine (399) guest
                                                     rooms within a distance of
                                                     one (1) mile from the
                                                     berthing area of a
                                                     Permitted Riverboat; and

                                            (C)      a prohibition against a
                                                     Permitted Riverboat
                                                     maintaining or offering for
                                                     patron or public use on the
                                                     vessel and at its terminal,
                                                     berthing area and any hotel
                                                     referred to above, more
                                                     than eight thousand (8,000)
                                                     square feet of restaurant
                                                     facilities in the aggregate
                                                     (exclusive of food
                                                     preparation and handling
                                                     areas) .

                                            Any change in State law authorizing
                                            a Permitted Riverboat to remain
                                            dockside and conduct dockside gaming
                                            beyond the scope of R.S. 27:65(B)(1)
                                            as in effect January 1, 1997, and
                                            subject to the foregoing
                                            prohibitions, shall be a "Permitted
                                            Amendment."

                                    (b)     a failure by the State, or an agency
                                            or instrumentality of the State, to
                                            enforce the State law regarding
                                            land-based gaming in the Parish of
                                            Orleans (other than Dockside

                                            Violations which are subject to the
                                            exclusive remedies set forth in
                                            Section 1.3(d) - "Dockside
                                            Violations" and Permitted Amendment
                                            Violations which are subject to the
                                            exclusive remedies set forth in
                                            Section 1.3(e) - "Permitted
                                            Amendment Violations"),

                                    (c)     the Gaming Board and/or the State
                                            permitting riverboats to conduct
                                            gaming operations in the Parish of
                                            Orleans if the riverboats do not
                                            meet the requirements of R.S.
                                            27:44(4) and 27:44(23)(c) and (d),
                                            as in effect January 1, 1997, or

                                    (d)     Indian Gaming Operations being
                                            conducted in the Parish of Orleans,

                           (each such Material violation, (a) through (d), an "Exclusivity Violation");

                           (ii) such Exclusivity Violation continues after Notice (of such Exclusivity Violation) from the Casino Operator to the Gaming Board and the passage of a sixty (60) Day cure period for the Gaming Board or the State to remedy such Exclusivity Violation; and

                           (iii) a court of competent jurisdiction renders a final non-appealable judgment holding that such Exclusivity Violation did occur and was not timely cured within sixty (60) Days after Notice thereof from the Casino Operator to the Gaming Board.

It is hereby agreed that Dockside Violations and Permitted Amendment Violations are not, and will not form the basis for, any Exclusivity Violations.

                  (B) Matters Not Constituting Prohibited Land-Based Gaming. For purposes of this Section 1.3(b) - "Violations Generally", the following shall not constitute prohibited land-based gaming as described in Section 1.3(a) - "Exclusivity Protection" or this Section 1.3(b) - "Violations Generally":

                           (i) gaming operations upon riverboats while cruising or sailing or dockside in accordance with the Louisiana Riverboat Economic Development and Gaming Control Act (as in effect January 1, 1997),

                           (ii) riverboat dockside gaming in accordance with any Permitted Amendment to State law as provided in Section 1.3(b)(A)(i)(a) hereof,

                           (iii) video poker operations authorized pursuant to the Video Draw Poker Devices Control Law (as in effect January 1, 1997),

                           (iv) authorized charitable gaming activities, lottery games conducted pursuant to the provisions of the Louisiana Lottery Corporation Law (as in effect January 1,
                                    1997), and

                           (v) pari-mutuel wagering as authorized by the provisions of Chapter 4 of Title 4 of the Louisiana Revised Statutes of 1950 (as in effect January 1, 1997).

                  (c) Judicial Relief for Exclusivity Violation. Any judicial relief sought by the Casino Operator with respect to an Exclusivity Violation shall include a prayer for a determination as to the date of such Exclusivity Violation and the duration of such Exclusivity Violation. The Casino Operator, with a reservation of all its legal rights, shall continue to pay the Revenue Share Payments while any judicial action brought by the Casino Operator with respect to an Exclusivity Violation is prosecuted to a final non-appealable judgment. If such judicial action results in a final non-appealable judgment that an Exclusivity Violation has occurred, the Casino Operator shall be relieved of its obligation to make further Revenue Share Payments from the date of such final non-appealable judgment, subject to the additional cure rights set forth in Section 1.3(f) - "Notice and Cure Subsequent to Judicial Relief." The Casino Operator's obligation to make future Revenue Share Payments shall resume in accordance with the Judicial Declaration of Cure provisions in Section 1.3(f)
- "Notice and Cure Subsequent to Judicial Relief." The Casino Operator shall be entitled to an offset against future Revenue Share Payments for an amount equal to any Revenue Share Payments paid to the Gaming Board and/or the State during the judicially determined period of any Exclusivity Violation.

                  (d) Dockside Violations. The State and the Gaming Board shall not permit any Dockside Violations. A "Dockside Violation" shall mean any riverboat conducting dockside gaming in the Parish of Orleans in violation of the requirements of R.S. 27:65(B)(1), as in effect January 1, 1997, provided that a dockside violation shall not include gaming on a riverboat (i) while cruising or sailing or dockside in accordance with the Louisiana Riverboat Economic Development and Gaming Control Act as in effect January 1, 1997 if such violation is not a Material violation, that is, if such riverboat sails or cruises in Material accordance with the requirements of R.S. 27:65(B)(1), as in effect January 1, 1997 or (ii) remaining dockside pursuant to a Permitted Amendment. If any Dockside Violation continues after Notice from the Casino Operator to the Gaming Board and sixty (60) Days opportunity to cure by the Gaming Board or the State, and if a court of competent jurisdiction renders a judgment (subject to applicable appellate rights) holding that Dockside Violations did occur and were not timely cured within sixty (60) Days after receipt by the Gaming Board of Notice from the Casino Operator, the Casino Operator will be entitled to seek only the following remedies: (i) specific performance by the Gaming Board and/or the State of the obligations under this
Section 1.3(d) - "Dockside Violations," not to permit Dockside Violations, and/or (ii) mandamus against the Gaming Board or any other appropriate governmental authority not to permit Dockside Violations. During the pendency of any judicial action and through final non-appealable judgment concerning Dockside Violations and at all times thereafter, the Casino Operator shall not be relieved of its obligation to pay the Revenue Share Payments. Any finding of a Dockside Violation by a judgment of a court of competent jurisdiction shall not at that time or any time thereafter relieve the Casino Operator of its obligation to pay the Revenue Share Payments.

                  (e) Permitted Amendment Violations. The State and the Gaming Board shall not permit any Permitted Amendment Violations. A "Permitted Amendment Violation" shall mean a Permitted Riverboat conducting gaming in the Parish of Orleans in violation of a Permitted Amendment. If any Permitted Amendment Violation continues after Notice from the Casino Operator to the Gaming Board and 60 days opportunity to cure by the Gaming Board or the State, and if a court of competent jurisdiction renders a judgment (subject to applicable appellate rights) holding that Permitted Amendment violations did occur and were not timely cured within sixty (60) Days after receipt by the Gaming Board of Notice from the Casino Operator, the Casino Operator will be entitled to seek only the following remedies: (i) specific performance by the Gaming Board and/or the State of the obligations under this Section 1.3(e) - "Permitted Amendment Violations," not to permit Permitted Amendment Violations, and/or (ii) mandamus against the Gaming Board or any other appropriate governmental authority not to permit Permitted Amendment Violations. During the pendency of any judicial action and through final non-appealable judgment concerning Permitted Amendment Violations and at all times thereafter, the Casino Operator shall not be relieved of its obligation to pay the Revenue Share Payments. Any finding of a Permitted Amendment Violation by a judgment of a court of competent jurisdiction shall not at that time or at any time thereafter relieve the Casino Operator of its obligation to pay the Revenue Share Payments.

                  (f) Notice and Cure Subsequent to Judicial Relief. Notwithstanding the terms of any final non-appealable judgment resulting in a court holding that an Exclusivity Violation occurred and was not cured within sixty (60) Days after Notice from the Casino Operator (a "Judicial Declaration of Violation"), the Gaming Board and/or the State shall have twenty-four (24) months after the date such Judicial Declaration of Violation is rendered to cure such Exclusivity Violation and to file an action for declaratory relief seeking a declaration from a court of competent jurisdiction confirming that such Exclusivity Violation has been cured and the date and duration of any one or more period or periods of cure after the original sixty (60) day cure period as provided for in Section 1.3(b) during which such cure was effected up to the last day with respect to which the court accepts evidence on the issue (a "Judicial Declaration of Cure"). The parties recognize that the period of any such cure may occur, if at all, only after such Judicial Declaration of Violation and that such cure may be achieved during some, but not all, of that twenty-four (24) month period. If such Judicial Declaration of Cure determines that such Exclusivity Violation has been cured within the specified twenty-four
(24) months, the Casino Operator's obligations to make Revenue Share Payments shall be reinstated for any period of cure as established by such Judicial Declaration of Cure and continue from the latest date of cure and thereafter, subject to any prior rights of offset pursuant to Section 1.3(c) - "Judicial Relief for Exclusivity Violation" for any Revenue Share Payments previously paid by the Casino Operator during any period of an Exclusivity Violation. In the event of any Exclusivity Violation(s) subject to a Judicial Declaration of Cure the provisions of Sections 1.3(a), (b), (c), (d) and (e) shall remain applicable.

                  (g) Moratorium. The Casino Operator shall not initiate any action for judicial relief concerning any Exclusivity Violation, Dockside Violation or Permitted Amendment Violation until the expiration of eighteen (18) months after the Actual Opening Date of the Casino, although the Notice and cure provisions of both parties set forth in this Section 1.3 - "Exclusive Contract" shall be in force during such eighteen (18) month period. In no event shall the Casino Operator be restricted during such eighteen (18) month period from asserting any Exclusivity Violation, Dockside Violation or Permitted Amendment Violation as a defense or in any other procedural manner required under the circumstances to properly seek the relief specified in Sections 1.3(b), (c), (d) and (e) in response to any action initiated by the Gaming Board to (i) terminate this Casino Operating Contract, or (ii) challenge the financial suitability of the Casino Operator caused substantially by the said Exclusivity Violation, Dockside Violation and/or Permitted Amendment Violation; provided that such action by the Gaming Board or defense by the Casino Operator shall not include matters relating to routine operational regulatory interaction between the Gaming Board and/or the State and the Casino Operator.

                             ARTICLE II. DEFINITIONS

                  For the purposes of this Casino Operating Contract, the following words and phrases, in addition to words and phrases defined elsewhere in this Casino Operating Contract, shall have the meanings set forth below, unless otherwise expressly provided in this Casino Operating Contract:

         2.1. "Additional Charges" means any and all payments, costs, expenses, fines and penalties (other than the remittance of the Louisiana Gross Gaming Revenue Share Payments and the Daily Payments) that are required to be paid by the Casino Operator to the Gaming Board pursuant to the provisions of this Casino Operating Contract or the Rules and Regulations.

         2.2. "Affiliate" means with respect to a particular Person, any other Person who, directly or indirectly Controls, or is Controlled by, or is under common Control with the Person specified. "Affiliate" means and includes a Key Person. Whenever the term "Affiliate" is used with respect to the Casino Operator, the term also means and includes any Person holding a direct or indirect shareholder interest that gives such Person the ability to Control the Casino Operator or any Person owning a five percent (5%) or more direct interest in the Casino Operator. For purposes of calculating the percentage of ownership interest, the following shall be attributed to such Person, (a) the ownership, income or profit interest held by a trustee of a trust of which a Person is a beneficiary, and (b) the interest held by a member of such Person's immediate family. "Immediate family" means a person's spouse, children, parents, brothers, sisters, nieces, nephews and cousins to the first degree. Notwithstanding the foregoing, a shareholder owning, directly or indirectly, five percent (5%) or more ownership, income or profit interest in a corporation the shares of which are widely held and publicly traded shall not be an "Affiliate" of a Person unless the Gaming Board determines the shareholder Controls that Person.

         2.3. "Alterations" has the meaning set forth in Section 16.1 - "Alteration Approvals."

         2.4. "Annual Audit" means the audit performed each Fiscal Year by the Independent CPA of the Fiscal Year Financial Statements of the Casino Operator. The

Annual Audit shall be performed in accordance with the requirements of Section
12.5 - "Review and Audit."

         2.5. "Annual Business Plan" means an annual plan for the forthcoming Fiscal Year to be prepared by or for the Casino Operator for the Gaming Board consisting of an estimate of revenue and expenses, including the Louisiana Gross Gaming Revenue Share Payments and other economic items. The information contained in each Annual Business Plan shall be certified by the Casino Operator and by the Casino Manager as being true and complete.

         2.6. "Approve," "Approves," "Approved," "Approval" mean, when used with respect to the Gaming Board that the Gaming Board shall have the right, prior to an action, to approve, confirm, uphold or grant permission with respect to the subject matter thereof. Appeals of the actions, decisions or orders of the Gaming Board, a hearing examiner or the Chairman, when exercising its duty or prerogative to Approve, shall be in accordance with R.S. 27:255(B). When the term "approve," "approves," "approved" or "approval" is used without an initial capital "A," it shall mean the Gaming Board has contractual approval rights only. When the term "approve," "approves," "approved" or "approval" is used with an initial capital "A" it shall mean the Gaming Board has regulatory Approval rights.

         2.7. "Approved Financial Institution" means either of the following:

              (a) a state or federal bank domiciled in the State or with a branch or correspondent bank located in the State and which satisfies the following requirements:

                   (i) the bank has capital and surplus in excess of Two Hundred Fifty Million Dollars ($250,000,000);

                   (ii) there is no enforcement action against the bank by any regulatory authority that would lead to a receiver being appointed; and

                   (iii) no current member of the board of directors or senior officer of the bank or its holding company has ever been convicted of a felony involving the activities of the bank or been the subject of civil money penalties imposed as a result of a regulatory action involving the bank; or

              (b) any other financial institution Approved by the Gaming Board. The Approved Financial Institution (i) shall waive all contractual and legal rights of setoff against all funds of the Casino Operator on deposit in or otherwise held by that financial institution other than contractual setoff rights provided by security or collateral documents Approved by the Gaming Board; and (ii) if not domiciled in the State, shall, for purposes of any action brought by the Gaming Board, appoint an agent for service of process in the State and consent to jurisdiction and venue in the State.

         2.8. "Architect Agreement" means one or more of the contracts between the Casino Operator and the Casino Operator's Architect.

         2.9. "Books and Records" means all financial statements, revenue, expense and other accounting or financial documents or records, including general ledgers, accounts receivable, accounts payable, invoices, payroll records, ownership records, expense records, income records and other documents or records required by the Internal Control System (including detailed records by game, drop and shift) and all other documents or records maintained by the Casino Operator or the Casino Manager whether in print, electronic, magnetic, optical, digital or other media form relating to or concerning the Casino.

         2.10. "Business Days" means all days except Saturdays, Sundays and all days that are official legal holidays of the State, the City or the United States. Unless specifically stated as "Business Days," a reference to "day" means a calendar day and "days" means consecutive calendar days.

         2.11. "Capital Replacements" means the capital improvements and replacements to the Casino that are required from time to time in order to keep and maintain the Casino in a first class, efficient operating condition.

         2.12. "Capital Replacement Fund" is a replacement reserve fund which shall be established and maintained by the Casino Operator in a segregated account as an assurance fund to guarantee all necessary Capital Replacements to the Casino. The Capital Replacement Fund shall be maintained in an Approved Financial Institution or invested in U.S. government securities, certificates of deposit issued by an Approved Financial Institution or any other investments Approved by the Gaming Board.

         2.13. "Casino" means the entirety of the building and improvements located at the Rivergate site in the Parish of Orleans. The Gaming Board shall retain jurisdiction and approval rights over the Second Floor Master Plan and the right to require any lessee or sub-lessee to comply with all licensing, permitting and Suitability requirements of the Casino Act, Rules and Regulations and Section 8.2 - "Subcontracting by Casino Operator."

         2.14. "Casino Act" means R.S. 27:201 to 286 (Redesignated from R.S. 4:601 by Acts 1996, 1st Ex. Sess. Section 3, eff. May 1, 1996) and all other relevant provisions of R.S. 27:1 et seq., as it may be amended from time to time.

         2.15. "Casino Bankroll" means the amount necessary to pay promptly all undisputed winning wagers to Casino patrons without excuse, forbearance or delay. The initial Casino Bankroll shall be the "Minimum Balance" plus the "House Bank" as defined in the Casino Management Agreement. The amount of the Casino Bankroll may be changed from time to time by the Rules and Regulations to ensure the payment of the full amount of winning wagers to Casino patrons as and when due without excuse, extension, forbearance or delay.

         2.16. "Casino Employee" is an individual who is employed by the Casino Operator or the Casino Manager and who performs work or services at or in connection with the Casino.

         2.17. "Casino Gaming Day" means the twenty-four (24) hour period commencing at 6:00 a.m. Central Standard Time or Central Daylight Savings Time when in effect in Louisiana, or such other time periods selected by the Casino Operator and Approved.

         2.18. "Casino Lease" means that written agreement of lease originally entered into among Rivergate Development as Landlord, the City as intervenor and Celebration Park Casino, Inc. as tenant, a multiple counterpart original of which was registered on April 27, 1993 in the Office of the Register of Conveyances for Orleans Parish as COB Instrument No. 68200, Notarial Archives No. 93-18036, as amended by that certain amended lease agreement among Rivergate Development as Landlord, the City as intervenor and Harrah's Jazz Company, as tenant, dated March 15, 1994, which was registered on March 16, 1994 in the office of the Registrar of Conveyances of Orleans Parish as COB Instrument No. 83942,

Notarial Archives No. 94-13887, as further amended by the Amended and Restated Casino Lease Agreement entered pursuant to the Plan, as it may be amended from time to time.

         2.19. "Casino Manager" means Harrah's New Orleans Management Company or other Person with whom the Casino Operator contracts to provide all or substantially all of the services necessary for the day-to-day management of the Casino pursuant to this Casino Operating Contract and the Rules and Regulations who or which has been Approved and found Suitable by the Gaming Board.

         2.20. "Casino Management Contract" means a written agreement, Approved by the Gaming Board, between the Casino Operator and the Casino Manager through which the latter agrees to provide all or substantially all of the services necessary for the day-to-day management and operation of the Casino pursuant to this Casino Operating Contract and the Rules and Regulations.

         2.21. "Casino Opening Date" means the day upon which the Casino opens for business to the general public (not to include testing days authorized by the Gaming Board nor pre-opening special events) ("Actual Opening Date"); provided, however, for purposes of Section 25.1 - "Rolling Minimum Payment Guaranty," Section 2.67 - "Fiscal Year," and Section 2.115 - "Minimum Payment,"
Section 6.2(b) - "Minimum Payment Default," and Section 6.3 "Remittance and Monthly Adjustments", the "Casino Opening Date" shall mean the earlier of (i) the Actual Opening Date, or (ii) the date on which the Casino would have been open for business to the general public as provided in Section 9.29 "Timetables and Outside Dates," if the Casino Operator had timely performed its obligations under the Casino Operating Contract to have the Casino fully operational and open for business so long as any necessary regulatory approvals from the LGCB, the State Police or any other State regulatory authorities have been received, provided that timely receipt of any such approvals has been diligently pursued by or on behalf of the Company in accordance with the Rules and Regulations for such approvals..

         2.22. "Casino Operating Contract" has the meaning set forth in Section
1.1 - "Public Policy and Amendment and Renegotiation" hereof.

         2.23. "Casino Operator" means Jazz Casino Company and any other Person who or which, with the prior Approval of the Gaming Board, has succeeded to the Casino Operator's right, powers and duties under this Casino Operating Contract.

         2.24.    "Casino Operator's Architect"
                   means one or more-licensed architects engaged by the Casino Operator pursuant to the Architect Agreement to prepare the Design Development Documents and to supervise construction of the Casino improvements.

         2.25. "Casino Premises" means the real estate described in the legal description attached hereto as Exhibit F and by this reference incorporated herein.

         2.26. "Casino Property" means all personal and movable property that legally belongs to either the Casino Operator, the Casino Manager or gaming suppliers, manufacturers and distributors and that has been brought onto the Casino Premises by or for the Casino Operator, the Casino Manager or their respective employees, agents, servants, suppliers, distributors or contractors for use in connection with the operation of the Casino. Casino Property includes, but is not limited to, all Gaming Devices, equipment and supplies and card or gaming tables.

         2.27. "Casino Representatives" are those persons employed by the Casino Operator or by the Casino Manager, who shall be duly authorized to represent the Casino Operator or the Casino Manager before or in meetings with the Gaming Board or its representatives.

         2.28. "Certificate" means a written statement signed by a Person (or such Person's duly authorized representative) having knowledge of the truthfulness of the facts and circumstances recited therein sworn to under oath to the best of such Person's Knowledge.

         2.29. "Certify" means to attest to the truthfulness of facts and circumstances by signing a Certificate.

         2.30. "Chairman" means the Chairman of the Gaming Board or his designee consistent with the terms of R.S. 27:31.

         2.31. "Change in State Law" shall have the meaning set forth in Section 1.3(b)(A)(i) - "Violations Generally."

         2.32. "City" means the City of New Orleans, Louisiana.

         2.33. "Claims" means any and all claims, demands or causes of action of every kind and character, whether foreseen or unforeseen and asserting liability for performance or entitlement to recover value for any loss, cost, damage, outlay, expense, obligation, penalty, fine or monetary sum whatsoever (including reasonable attorney's fees or other costs of proceedings) and based on any theory or principle of law or equity whatsoever, including but not limited to tort, negligence, failure to act, strict liability, absolute liability, vicarious liability, product liability, fraud, misrepresentation, contract, quasi-contract, inducement to breach a contract, express or implied warranties.

         2.34. "Completion Date" shall have the meaning set forth in Section 9.29(c) hereof

         2.35. "Completion Guarantee" shall have the meaning set forth in
Section 25.2 - "Completion Guarantee".

         2.36. "Consumer Price Index" or "CPI" means the Consumer Price Index for all Urban Consumers, U.S. City Average, prepared by the Bureau of Labor Statistics of the United States Department of Labor [1982-1984 = 100], or, if such index shall cease to be published, such other comparable index of inflation as may be reasonably selected by the Gaming Board.

         2.37. "Construction Documents" means the drawings and specifications in sufficient detail for review by appropriate governmental authorities for the issuance of a building permit.

         2.38. "Contractor" means the one or more firms licensed as a contractor in the State engaged by the Casino Operator, each of which shall carry such insurance and be bonded to the extent required by applicable law, the General Development Agreement and this Casino Operating Contract.

         2.39. "Contractor Agreement" means the principal construction contract between the Casino Operator and Centex-Landis for construction of the Casino and the construction contract with Broadmoor for construction of the parking garages.

         2.40. "Contractor Notice to Proceed" means the notice issued by the Casino Operator to the Contractor to proceed with the construction of the Casino pursuant to the Plan.

         2.41. "Control" means with respect to a Person, the ability in the sole opinion and discretion of the Gaming Board, to exercise a significant influence over the activities of such

Person. Nothing in this Section shall restrict the rights of the Gaming Board under R.S. 27:236(E).

         2.42. "Control Relationship" means an affiliation between a Person and another Person who Controls or is Controlled by or is Controlled with the first Person.

         2.43. "Daily Payments" has the meaning set forth in Section 6.3 - "Remittance and Monthly Adjustments."

         2.44. "Date of Substantial Completion" means the date when the construction of the Casino is substantially complete so that it can be occupied and used for its intended purpose.

         2.45. "Day" or "Days" when not preceded by the word "business" mean a calendar day or consecutive calendar days, respectively.

         2.46. "Debt" means all obligations to repay money, which are (a) secured or unsecured, (b) from advances, borrowings, final judgments, loans, obligations or sale of debt instruments and (c) obtained from and due to any source or Person. Debt does not include current liabilities incurred in the ordinary course of business.

         2.47. "Default Interest Rate" means a floating rate of interest at all times equal to the greater of (a) the prime rate of Citibank, N.A. or its successor plus five percent (5%) or (b) fifteen percent (15%) per annum, whichever is greater, provided, however, that the Default Interest Rate shall not exceed the maximum interest rate allowed by applicable law.

         2.48. "Default Notice" shall have the meaning set forth in Section 6.2(b) - "Minimum Payment Default."

         2.49. "Design Development Documents" means the intermediate level plans, drawings and specifications for the construction of the Casino. The American Institute of Architects professional standards for design development documents shall be applied in determining the sufficiency of the Design Development Documents.

         2.50. "Distributions" means payments (a) to Affiliates of income or profits, return of capital, reimbursement of expenses, repayment of advances, salaries, Debt, consulting fees or other guaranteed payments; (b) to any other Person in a Control Relationship with any Affiliate in excess of Fifty Thousand Dollars ($50,000) (annually) including payments for advances, salaries, Debt, consulting fees or other guarantee payments, advertising purchases, accounting fees or management fees, or on account of any Insider Financing.

         2.51. "Dockside Violation" has the meaning set forth in Section 1.3(d)
- "Dockside Violations."

         2.52. "Effective Date" means the date upon which the LEDGC and HJC executed the Initial Operating Contract. This Casino Operating Contract shall be effective immediately upon execution, and shall not alter the term which will remain twenty (20) years with one (1) ten (10) year renewal option (relating back to July 15, 1994).

         2.53. "Environmental Laws" means any applicable law, rule or regulation pertaining to health, safety or the environment including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, as hereafter amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976 as amended by the Used Oil Recycling Act of 1980, the Hazardous and Solid Waste Amendments of 1984, as hereafter amended ("RCRA"), the Federal Water Pollution Control Act, as now or hereafter amended ("WPCA"), and any laws of the State or any subdivision or governmental unit thereof, relating to abatement, disposal, existence, generation, handling, leaking, presence, release, threatened release, removal, storage, transportation or use of hazardous substances, oil, petroleum, solid waste or toxic pollutants about, from, in, on, to or under the Casino or any additions to the Casino made during the Term of this Casino Operating Contract. The terms "hazardous substance" and "release" shall have the meanings specified in CERCLA and RCRA; the terms "solid waste" and "disposal" or "disposed" shall have the meanings specified in RCRA; the terms "oil," "petroleum," and "toxic pollutant" shall have the meanings specified in WPCA and RCRA; provided that, to the extent that the laws of the State, as currently enacted or hereafter amended, establish a meaning for "oil," "petroleum," "toxic pollutants" "hazardous substance," "release," solid waste" or "disposal" that is broader than that specified in CERCLA, RCRA or WPCA, such broader meaning shall apply.

         2.54. "Essential Agreements" means the Articles of Organization and Operating Agreement, if any, of the Casino Operator and the Casino Management Contract.

         2.55. "Event of Default" has the meaning specified in Section 20.1 - "Events of Default."

         2.56. "Evidence of Title" means a certified copy of a title insurance policy or a letter of commitment to issue title insurance to Jazz Casino Company pursuant to the First American Settlement Agreement entered into by HJC, First American Title Company and other parties.

         2.57. "Exclusivity Violation" has the meaning set forth in Section 1.3(b) - "Violations Generally."

         2.58. "Excusable Temporary Cessation of Operations" means any of the following circumstances to the extent and only for such time that it causes temporary closure or temporary cessation of operations of the Casino beyond the reasonable control of JCC, and further provided that the Casino Operator diligently and in good faith seeks to reopen the Casino and to recommence Casino
Operations:

         (a) strikes, lockouts, inability to procure materials, failure of power;

         (b) arbitrary or capricious State, local or municipal governmental action (but in no event shall an Excusable Temporary Cessation of Operations pursuant to this clause (b) exceed a period of six (6) months);

         (c) acts of God, hurricanes, floods, sinkholes, fires and other casualties, earthquakes, epidemics, or quarantine;

         (d) acts of a public enemy, acts of war, terrorism, blockades, insurrections, riots, civil disturbances, governmental preemption in connection with a national emergency, or national or international calamities;

         (e) the entry of a judgment, order or ruling in litigation not filed by JCC or any Affiliates of JCC and which judgment, order or ruling was not entered substantially as the result of the fault of JCC or any Affiliates of JCC and which judgment, order or ruling restrains or substantially interferes with operations of the Casino;

         (f) any action by the legislature or any governmental agency the result of which is that gaming as currently proposed to be conducted at the Casino is materially diminished;

         (g) any other causes related to or arising out of the causes stated in subsections (a) through (g) above beyond the reasonable control of JCC (excluding any bankruptcy of JCC or failure of JCC to obtain financing or to pay its financial obligations as they come due) and not substantially the result of the fault of JCC; and

         (h) any other cause which the Gaming Board in its sole discretion formally determines to be an Excusable Temporary Cessation of Operations.

         2.59. "Expiration Date" means the last Day of the Term whether by expiration through lapse of time, automatic expiration before the end of the Term or termination as a result of an Event of Default.

         2.60. "Extended Term" means the additional ten (10) year extension period following the end of the Initial Term.

         2.61. "FF&E" means all furniture, furnishings, equipment and fixtures (including but not limited to Gaming Devices) necessary for the conducting of Gaming Operations at the Casino.

         2.62. "Financial Statements" means a Person's balance sheet and related statements of income and operations, partnership or shareholder equity and cash flow prepared in conformity with GAAP, the requirements of this Casino Operating Contract and the Rules and Regulations.

         2.63. "Financially Stable" with respect to the Casino Operator means that the Casino Operator is in full compliance with the objective financial stability requirements of this Casino Operating Contract, as determined by the Gaming Board.

         2.64. "Financing" means the act or process or an instance of raising funds relating to the Casino through the issuance of shares of stock, bonds, notes, mortgages, debentures or other devices evidencing debt or equity interests.

         2.65. "Financing Affiliate" means any corporation, the stock of which is wholly owned by the Casino Operator and that is utilized solely for the purpose of Financing.

         2.66. "Financing Arrangement" shall mean any lease, installment purchase, purchase money security interest, use right subject to a participation in profits, or other financing method used for acquisition, purchase or use of FF&E.

         2.67. "Fiscal Quarter" means the three calendar month period that begins on the first day of January, April, July and October of each Fiscal Year as the case may be.

         2.68. "Fiscal Year" means the period that begins on April 1st and ends on March 31st of the following year. The "First Fiscal Year" shall be the period commencing on the Casino Opening Date and ending on the first March 31st to occur after the Casino Opening Date. The term "Full Fiscal Year" means any Fiscal Year containing not fewer than three hundred sixty-five (365) days. A Fiscal Year containing three hundred sixty-six (366) days is a "Fiscal Leap Year." Any partial Fiscal Year ending with the expiration of the Term but not ending due to a termination as a result of an Event of Default shall constitute the "Last Fiscal Year."

         2.69. "Game" means any banking or percentage game conducted in the Casino that is played with cards, dice or any electronic, electrical or mechanical device or machine for money, property or any thing of value. "Game" includes any form of wagering that may hereafter be authorized at the Casino by the Casino Act. "Game" does not mean or include wagering, betting or risking anything of value on either lottery, bingo, charitable games, raffles, electronic video bingo, pull tabs, cable television bingo, wagering on dog races, sports betting or wagering on any type of sports events, inclusive but not limited to football, basketball, baseball, hockey, boxing, tennis, wrestling, jai alai or other sports contest or event.

         2.70. "Gaming Authority" or "Gaming Authorities" means the Gaming Board and all other Louisiana governmental agencies, related State authorities and instrumentalities having regulatory oversight of the gaming or related activities of the Casino Operator, the Casino Manager, their respective Affiliates or any Person in a Control Relationship with any of them.

         2.71. "Gaming Board" means the Louisiana Gaming Control Board created pursuant to R.S. 27:11, its successors and assigns.

         2.72. "Gaming Board's Controlled Space" shall have the meaning set forth in Section 7.2 - "Gaming Board's Controlled Space."

         2.73. "Gaming Device" means any equipment or mechanical, electromechanical or electronic contrivance, component or machine used directly or indirectly in connection with Gaming or any Game which affects the result of a wager by determining win or loss. The term includes a system for processing information which can alter the normal criteria of random selection, which affects the operation of any Game or which determines the outcome of any Game. "Gaming Device" does not include a system or device which affects a Game solely by stopping its operation so that the outcome remains undetermined.

         2.74. "Gaming Employee" means any Person employed or working in any capacity at the Casino in the operation or supervision of a Game including but not limited to (a) pit bosses, floormen, boxmen, dealers, croupiers, machine mechanics, designated gaming area security personnel, count room personnel, cage personnel, slot machine and slot booth personnel, credit and collection personnel, casino surveillance personnel, (b) supervisory personnel authorized to make discretionary decisions that regulate Gaming Operations including but not limited to shift bosses, credit executives, casino cashier supervisors, gaming managers and assistant managers, and (c) any other individual (but not non-gaming equipment maintenance personnel, cleaning personnel, waiters, waitresses and secretaries) whose duties require or authorize access to designated gaming areas.

         2.75. "Gaming Operations" or "Gaming Activities" means the offering or conducting of any Game or Gaming Device at the Casino in accordance with the provisions of the Casino Act, this Casino Operating Contract and the Rules and Regulations.

         2.76. "Gaming Supplies" means all materials and supplies (other than Gaming Devices) that the Gaming Board Approves to be used or expended in Gaming Operations through the Rules and Regulations.

         2.77. "General Development Agreement" means that written contract originally entered into among Rivergate Development, the City as intervenor, and Celebration Park Casino, Inc., a multiple counterpart of which was registered on April 27, 1993 in the conveyance records of Orleans Parish as Instrument No. 68201, Notarial Archives No. 93-

18037, as amended in its entirety by that certain written contract among Rivergate Development, the City as intervenor, and the Casino Operator, dated March 15, 1994, which was registered in the conveyance records of Orleans Parish on March 16, 1994 as Instrument No. 83943, Notarial Archives No. 94-13889, as further amended in its entirety in that certain Amended and Restated General Development Agreement executed pursuant to the Plan and pursuant to which the Casino Operator agrees and obligates itself to construct and equip the Casino and the related Support Facilities and to undertake certain other obligations therein contained, as it may be amended from time to time with the Approval of the Gaming Board.

         2.78. "Generally Accepted Accounting Principles" or "GAAP" means principles of accounting for casinos as set forth in the Audit and Accounting Guide for Audits of Casinos, with conforming changes as of May 1, 1992 prepared by the American Institute of Certified Public Accountants, as amended from time to time, or if not thereby addressed, other generally accepted accounting principles.

         2.79. "Governance Documents" means (a) with respect to a corporation, the articles of incorporation, by-laws, shareholder's agreements, resolutions of the board of directors and any other document relating to the organization of the corporation, (b) with respect to a partnership, the partnership agreement and any other documents relating to the organization of the partnership, and (c) with respect to any other type of entity, the documents relating to the organization of the entity or establishing the right of the owners of the entity with respect to the entity or each other.

         2.80. "Governmental Requirements" means all laws, ordinances, statutes, rules, regulations of any governmental authority or Gaming Authority, including but not limited to the Casino Act and the Rules and Regulations that are applicable to the acquisition, renovation, development, construction, equipping, use, occupancy or operation of the Casino, as modified by any waivers, variances or approvals obtained pursuant thereto.

         2.81. "Gross Gaming Revenue" means the total receipts of the Casino Operator from Gaming Operations, including all cash, checks, property and credit extended to a patron for purposes of gaming less the total value of all (i) amounts paid out as winnings to patrons and (ii) credit instruments or checks which are uncollected subject to an annual cap of uncollected credit instruments and checks of four percent (4%) of the total receipts of the Casino Operator from Gaming Operations, including all cash, checks, property and credit extended to a patron for purposes of gaming in a Fiscal Year. Winnings for purposes of the definition of Gross Gaming Revenue means the total amount delivered by a Gaming Device as win to a patron or the amount determined by the approved table game odds as win to a patron, exclusive of any double jackpots, increased payouts in addition to table game odds or other increased payouts that result from promotional activities, unless approved in advance by the Gaming Board.

         2.82. "HET/JCC Agreement" shall have the meaning set forth in Section 25.4(a) - "Agreement."

         2.83. "HJC" shall have the meaning set forth in the preamble of this Casino Operating Contract.

         2.84. "Impositions" shall have the meaning set forth in Section 9.31 - "Payment of Impositions."

         2.85. "Independent Counsel" means an attorney at law or law firm selected by the Casino Operator and Approved by the Gaming Board to defend the Gaming Board in accordance with the Indemnity provisions of this Casino Operating Contract.

         2.86. "Independent CPA" means the auditor engaged by the Casino Operator to perform the Annual Audit. The Independent CPA shall be either (i) one of the six (6) largest accounting firms having a national practice in the United States of America or (ii) any other accounting firm that is selected by the Casino Operator and Approved by the Gaming Board. The Gaming Board may require the Casino Operator to select a different Independent CPA if the Gaming Board for good cause determines the Independent CPA is not sufficiently independent of the Casino Operator to perform its required functions, which determination shall not be based solely on the fact that the Independent CPA is or has been engaged by an Affiliate of the Casino Operator. The Casino Operator shall Notify the Gaming Board of a change of the selection of the Independent CPA and the reasons for the change. Without the Gaming Board's Approval, the Casino Operator shall not change an Independent CPA who has been engaged to perform the Annual Audit for a Fiscal Year before the Independent CPA has completed the audit of that Fiscal Year. The Independent CPA's engagement arrangements shall require that all audited Persons waive any applicable confidentiality privilege in order to enable the Independent CPA to fully and completely report to the Gaming Board and that the Gaming Board shall have full access to the Independent CPA's workpapers. The Independent CPA shall prepare and deliver to the Gaming Board a management letter that complies with the requirements of the Rules and Regulations and the Internal Control System.

         2.87. "Information" shall have the meaning set forth in Section 12.7 - "Public Records Access."

         2.88. "Initial Costs" shall have the meaning set forth in Section 6.1(b) - "Suitability and Other Advances and Accounting."

         2.89. "Initial Operating Contract" shall have the meaning set forth in the first Whereas clause of this Casino Operating Contract.

         2.90. "Initial Plan Financing" means the closing of one or more transactions contemplated in the Plan necessary to provide sufficient money to the Casino Operator, in addition to the funds otherwise available to the Casino Operator, to fund the design, construction and opening of the Casino, the Casino Bankroll, and other necessary Casino operating expenses pursuant to the Plan, including without limitation, the new bank financing to be obtained by the Casino Operator pursuant to the Plan and Leasehold Mortgage for the benefit of the lenders of such new bank financing, the new notes and the new contingent notes to be issued pursuant to the Plan to the holders of the 14 1/4% first mortgage notes due 2001 with contingent interest issued by HJC and Harrah's Jazz Finance Corp. and Leasehold Mortgage for the benefit of the holders of such new notes and new contingent notes.

         2.91. "Initial Term" means the time period of the Initial Operating Contract and this Casino Operating Contract, commencing on the Effective Date and ending at midnight twenty (20) years thereafter unless sooner terminated (including automatic expiration) pursuant to the provisions of this Casino Operating Contract.

         2.92. "Initial Term Expiration Date" means the day ending at midnight twenty (20) years after the Effective Date unless the Initial Term automatically expires or is terminated pursuant to this Casino Operating Contract.

         2.93. "Insider Financing" means advances, borrowings or loans made to or for the benefit of the Casino Operator (or its Financing Affiliate) by Affiliates of the Casino Operator or any Person in a Control Relationship with any of them (other than holders of over five percent (5%) of the ownership interests of any company whose shares are widely held and publicly traded on a recognized national stock exchange), including advances, borrowings or loans resulting from the performance of obligations under completion and other guarantees or assurances provided to the Gaming Board.

         2.94. "Insurance Coverages" means those insurance coverages described in this Casino Operating Contract in Article XIV - "Insurance."

         2.95. "Internal Control System" means the system of internal controls containing administrative and accounting procedures necessary for the complete and accurate calculation and reporting of financial data including the Louisiana Gross Gaming Revenue Share Payments as approved by the Gaming Board.

         2.96. "Jazz Casino Company" shall have the meaning set forth in the preamble of this Casino Operating Contract.

         2.97. "JCC Development Company" shall mean JCC Development Company, L.L.C., a Louisiana limited liability company, which is wholly owned by JCC Holding Company.

         2.98. "Judicial Declaration of Cure" has the meaning set forth in
Section 1.3(e) -"Notice and Cure Subsequent to Judicial Relief."

         2.99. "Judicial Declaration of Violation" has the meaning set forth in
Section 1.3(e) -"Notice and Cure Subsequent to Judicial Relief."

         2.100. "Key Person" means a Person who in the opinion of the Gaming Board exercises critical or significant management or operating authority over the activities of the Casino Operator.

         2.101. "Knowledge" means actual knowledge of a Person including such knowledge as would have been obtained by a diligent inquiry and knowledge imputed to a Person by operation of law.

         2.102. "Landlord" means the Rivergate Development Corporation.

         2.103. "Late Payment Interest" shall have the meaning set forth in
Section 6.7 - "Late Payment Interest."

         2.104. "Leasehold Mortgage" means a mortgage on the Casino Operator's leasehold interest in the Casino Lease, including all immovable improvements so situated upon the land, including but not limited to a lien in favor of the Minimum Payment Guarantor, holders of the new notes and new contingent notes issued pursuant to the Plan (and related trustees and successor trustees), the Lenders of the financing to be obtained by the Casino Operator pursuant to the Plan or any other creditor. Every provision of a Leasehold Mortgage shall be subject to the provisions of the Casino Act and this Casino Operating Contract.

         2.105. "Leasehold Mortgagee" means the holder, from time to time, of a Leasehold Mortgage, including but not limited to the Minimum Payment Guarantor, holders of the new notes and new contingent notes issued pursuant to the Plan (and related trustees and successor trustees), the Lenders of the financing to be obtained by the Casino Operator pursuant to the Plan or any other creditor. The Gaming Board shall have the right to Approve any Leasehold Mortgagee; provided, however, by executing this Casino Operating Contract, the Gaming Board (i) hereby approves the Leasehold Mortgagees that hold interests in the Leasehold Mortgages pursuant to the Plan including, the holders of the new notes and new contingent notes issued pursuant to the Plan (and related trustees) and the Lenders of the financing to be obtained by the Casino Operator pursuant to the Plan and (ii) further declares that such holders shall be deemed Suitable Lenders, subject to the Gaming Board's rights over debtholders as provided in the Casino Act, the Rules and Regulations and Section 2.142 of this Casino Operating Contract.

         2.106. "LEDGC" means the Louisiana Economic Development and Gaming Corporation, its successors and assigns.

         2.107. "Legislative Auditor" means the Legislative Auditor of the State and persons designated by the Legislative Auditor as its representatives.

         2.108. "Legislature" means the Legislature of the State as it may be constituted from time to time.

         2.109. "Lender" means:

              (a) any insurance company regulated by any state of the United States;

              (b) any investment company registered under the Investment Company Act of 1940;

              (c) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;


              (d) any trust fund the trustee of which is a bank or trust company and the participants of which are exclusively plans of the type identified in subsection (c) of this Section 2.108 - "Lender";

              (e) any investment adviser registered under the Investment Advisers Act of 1940;

              (f) any real estate investment trust registered with the United States Securities and Exchange Commission;

              (g) any dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934;

              (h) any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933), and any entity, all of the equity owners of which are "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933), acting for its own account or the accounts of other qualified institutional buyers;

              (i) any bank as defined in Section 3(a)(2) of the Securities Act of 1933, any savings and loan association or other institution as referenced in
Section 3(a)(5)(A) of the Securities Act of 1933, or any foreign bank or savings and loan association or equivalent institution or any investment fund that participates in a bank syndication (and purchaser that takes an assignment interest in the bank syndication);

              (j) any investor or group of investors purchasing debt securities of the Casino Operator (or a subsidiary or direct or indirect parent of the Casino Operator) in any public offering registered pursuant to the Securities Act of 1933, receiving debt securities of the Casino Operator (or a subsidiary thereof) pursuant to Section 1145 of the Bankruptcy Code or through any private placement, and any investor purchasing such securities in a subsequent sale, provided, however, that any of the foregoing securities are publicly traded, and the investor holds no more than twenty percent (20%) of the Casino Operator's total debt (or its subsidiary or direct or indirect parent) or fifty percent (50%) of a material debt issue of the Casino Operator (or its subsidiary or direct or indirect parent) unless otherwise Approved by the Gaming Board, so as not to give such investor the ability to Control the Casino Operator or the Casino Manager;

              (k) any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;

              (l) any business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

              (m) HET or Harrah's Operating and their wholly owned subsidiaries, as to any loan made to the Casino Operator, including without limitation any loan made as a result of advances made pursuant to that certain Completion Loan Agreement entered into by Harrah's Entertainment, Inc., Harrah's Operating and the Casino Operator pursuant to the Plan, that certain Amended and Restated Construction Lien Indemnity Obligation Agreement entered into by HET, Harrah's Operating and the Casino Operator pursuant to the Plan, the guarantee by HET and Harrah's Operating of the new bank financing pursuant to the Plan, any

Demand Loan made pursuant to that certain HET/JCC Agreement entered into by the Casino Operator, HET and Harrah's Operating, the Subordinated Loan to be made to the Casino Operator by HET or Harrah's Operating pursuant to the Plan, and the indemnity by HET or Harrah's Operating to the provider of the Performance Bond pursuant to Section 25.2 - "Completion Guarantee".

              (n) any other Person found Suitable and Approved by the Gaming Board.

         2.110. "Louisiana Gaming Board Architect" means the architect designated from time to time by the Gaming Board to perform consulting functions to or for the Gaming Board with regard to the construction and equipping of the Casino.

         2.111. "Louisiana Casino Revenue Account" means an account established in the State Treasury into which the Casino Operator shall deposit or cause to be deposited all sums (including the Daily Payment and other components of the Louisiana Gross Gaming Revenue Share Payments and Additional Charges) which become due and payable to the State by and through the Gaming Board pursuant to this Casino Operating Contract.

         2.112. "Louisiana Gross Gaming Revenue Share Payments" has the meaning set forth in Section 6.2(a) - "Payments."

         2.113. "Material" shall mean compliance with the obligations of Section 1.3(b) - "Violations Generally" and 1.3 (d) - "Dockside Violations" in all respects other than minor or unimportant violations.

         2.114. "Material Change" means for the purposes of Article XI - "Design and Construction" a change that either (a) reduces the gaming area of the Casino by more than five percent (5%), or (b) constitutes a change that materially affects the structural integrity of the

Casino, or (c) materially alters the design or composition (e.g. materials) of the exterior of the Casino or (d) impairs the ability of the Casino Operator (or any Casino Manager) to remain in compliance with this Casino Operating Contract, including the Internal Control System.

         2.115. "Minimum Payment" means the sum of One Hundred Million Dollars ($100,000,000) per Full Fiscal Year. For the First Fiscal Year commencing on the Casino Opening Date and for the Last Fiscal Year, the Minimum Payment shall be the product of the Daily Payment and the number of Days in such First or Last Fiscal Year.

         2.116. "Minimum Payment Default" has the meaning set forth in Section 6.2(b) - "Minimum Payment Default."

         2.117. "Minimum Payment Guarantor" has the meaning set forth in Section
25.1 - "Rolling Minimum Payment Guaranty."

         2.118. "Minimum Payment Guaranty" has the meaning set forth in Section
25.1 - "Rolling Minimum Payment Guaranty."

         2.119. "19th JDC" has the meaning set forth in Section 28.6 - "Venue, Personal Jurisdiction and Forum Selection."

         2.120. "Notice" means a writing sent or delivered to a party at its address and in the manner provided in Article XXVII - "Notices."

         2.121. "Official Gaming Establishment" means the Casino. The terms "Official Gaming Establishment" and "Casino" shall have the same meaning and are used interchangeably in this Casino Operating Contract.

         2.122. "Other Contractors" has the meaning set forth in Section 14.6 - "Other Contractor Insurance."

         2.123. "Outside Dates" means the dates set forth in Section 9.29 - "Timetables and Outside Dates."

         2.124. "Payment Credit" has the meaning set forth in Section 6.1(b) - "Suitability and Other Advances and Accounting".

         2.125. "Permit" or "Permits" means all licenses, permits, approvals, consents and authorizations required by Governmental Authorities in connection with the demolition, construction, renovation improvement, opening, occupancy or operation of the Casino.

         2.126. "Permitted Amendment" shall have the meaning set forth in
Section 1.3(b)(A)(1)(a) - "Violations Generally."

         2.127. "Permitted Amendment Violation" shall have the meaning set forth in Section 1.3(e) - "Permitted Amendment Violations."

         2.128. "Permitted Riverboat" shall have the meaning set forth in
Section 1.3(b)(A)(i)(a) - "Violations Generally."

         2.129. "Person" means any individual, partnership, corporation, association, unincorporated association or organization, limited liability company, limited liability partnership, trust or other juridical entity or any governmental agency, body or subdivision.

         2.130. "Plan" means the Joint Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, consolidated Case Numbers 95-14545, 95-14544, 95-14871, filed by the Harrah's Jazz Company, Harrah's Jazz Finance Corp., and Harrah's New Orleans Investment Company, which plan was confirmed by the United State Bankruptcy Court, Eastern District of Louisiana on January 29, 1998, as subsequently modified.

         2.131. "Plan Effective Date" shall mean the Effective Date as defined in the Plan which date shall also be concurrent with the effectiveness of the obligations, terms and conditions of this Casino Operating Contract.

         2.132. "Reduced Operations Period" means any period of time during the Term after the Casino Opening Date when the Casino is not fully open for business (other than temporary adjustments made by the Casino Operator to the number of open Casino areas or Games made on the basis of the number of patrons then in the Casino), including but not limited to any time period during which the Casino is not fully open for business as a result of (a) the Gaming Board's enforcement or regulatory proceedings, (b) any fire, flood or other casualty or
(c) the performance of Work or Alterations.

         2.133. "Required Payments" has the meaning set forth in Section 6.3(a)
- "Amount and Payment of Daily Payment."

         2.134. "Revenue Share Payments" has the meaning set forth in Section 1.3(b)(A) - "Violations Generally."

         2.135. "RFQ/P" means the Request for Qualifications and Proposals issued by the LEDGC dated April 29, 1994.

         2.136. "Rivergate Development" means the Rivergate Development Corporation, a Louisiana public benefit corporation, and its successors, transferees and assigns.

         2.137. "Rules and Regulations" means the rules and regulations of the Gaming Board now existing and hereafter adopted in order to implement the legislative policy declared in the Casino Act pursuant to R.S. 27:24 as well as any regulations adopted by the LEDGC that remain in effect pursuant to R.S. 27:31(E).

         2.138. "Second Floor Sublease" means that certain sublease from the Casino Operator to JCC Development Company with respect to the non-gaming areas of the second floor of the Casino.

         2.139. "Second Floor" means the leased premises pursuant to the Second Floor Sublease.

         2.140. "Secured Debt" means a debt of the Casino Operator secured by a Leasehold Mortgage or a security interest in Gaming Devices or Gaming Supplies.

         2.141. "Space Lease" means any concession, franchise, lease, license, sublease or other agreement other than the Casino Lease, or the Casino Management Contract that would permit or allow a Person to use and maintain non-gaming space as a tenant in the building on the Rivergate site, including the second floor.

         2.142. "Space Lease Operator" means the Person entitled to use and/or maintain space under a Space Lease.

         2.143. "State" means the State of Louisiana.

         2.144. "Suitable" or "Suitability Requirements" means, as applicable to any Person, the criteria provided for in R.S. 27:234, R.S. 27:235, and in the Rules and Regulations, as the same may be amended, modified or restated from time to time.

         2.145. "Suitable Lender" means a Lender described in Section 2.108 - "Lender," subsections (a) through (n) or any other Lender presumed suitable by the Rules and Regulations unless at any time either (i) such Lender exercises Control or intends to exercise Control over the Casino Operator or the Casino Manager, or (ii) the Gaming Board receives information indicating that such Lender may not meet the Suitability requirements. If the

Gaming Board in its sole discretion determines that a condition described in either (i) or (ii) exists with respect to a particular lender, the presumption may no longer exist for that lender and the lender shall be required to demonstrate its Suitability in accordance with the terms of the Casino Act. Neither the commencement of a foreclosure proceeding and the seeking of a receiver in accordance with R.S. 27:275 et seq. nor the acceptance of a debt or equity interest in JCC Holding Company pursuant to the Plan shall, in and of itself, lead to the loss of the presumption unless the Gaming Board, in its sole discretion, determines that the Lender is exercising Control of the Casino Operator.

         2.146. "Support Facilities" means the employee and bus support parking facilities on the land legally described on Exhibit E-1 attached hereto and by this reference incorporated herein and the Poydras Street parking facilities on the land legally described on Exhibit E-2 attached hereto and by this reference incorporated herein.

         2.147. "System Marks" means all service marks, trademarks, copyrights, trade names, patents or similar rights or registrations under which the Casino may be operated pursuant to the Casino Management Agreement.

         2.148. "Term" means the Initial Term and any Extended Term of this Casino Operating Contract.

         2.149. "Termination Event" shall have the meaning set forth in Section 20.6(b) - "Termination of Casino Operating Contract."

         2.150. "Transfer" means to alienate, assign, bequeath, bestow, cede, change control, convey, dispose of, divest, donate, give, grant an interest in, grant a security or secured interest in, hypothecate, mortgage, pawn, pledge or sell.

         2.151. "Work" means the labor, material and professional design and other services which must be performed in order to repair and restore the Casino following damage or destruction resulting from fire, flood or other casualty.

                         ARTICLE III. GRANT OF AUTHORITY

         3.1. Grant of Authority. Subject to the conditions, covenants, obligations, requirements and terms herein contained and in consideration of the obligation and agreement of the Casino Operator to provide for and furnish the Official Gaming Establishment, to collect and remit the Louisiana Gross Gaming Revenue Share Payments and Additional Charges due and to become due to the State by and through the Gaming Board in accordance with this Casino Operating Contract and the Rules and Regulations and in consideration of other conditions, covenants, obligations, requirements and terms agreed to by the Casino Operator (some of which may be more extensive or onerous than the basic obligations provided for in the Casino Act but are authorized pursuant to the Casino Act, and particularly, without limitation, R.S. 27:241(D) and R.S. 27:244 (A)(10)), the Gaming Board does hereby grant to the Casino Operator the exclusive authority to conduct Games and Gaming Operations at the Casino for the benefit of the Gaming Board (and through the Gaming Board, for the benefit of the State) and the Casino Operator.

         3.2. Permitted Use. The Casino Operator may use the Casino solely for the purposes of conducting Games and Gaming Operations therein pursuant to and in compliance with the Casino Act, this Casino Operating Contract and the Rules and Regulations and for such other uses as may be permitted by the Casino Act and the Rules and Regulations. The Casino Operator shall not use or suffer the use of the Casino for any illegal or unlawful purpose or in violation of Governmental Requirements, the Casino Lease, or the requirements of the Insurance Coverages.

         3.3. Approval Prerogative. The Casino Operator acknowledges and consents to the Gaming Board's right to allow, permit or sanction a proposed action or request by the Casino Operator (including requests to do and requests not to do) whenever and wherever by virtue of the Casino Act, this Casino Operating Contract or the Rules and Regulations, the Gaming Board's prior approval, consent or satisfaction is a prerequisite condition, subject to appeal or review as provided in this Casino Operating Contract.

         3.4. Location of Official Gaming Establishment. The Official Gaming Establishment shall be located at the site of the former Rivergate Convention Center in Orleans Parish.

                   ARTICLE IV. WARRANTIES AND REPRESENTATIONS


         4.1. Gaming Board Warranties; Due Authorization. The Gaming Board warrants to the Casino Operator that it is a duly established State regulatory agency under Louisiana law and pursuant to the Gaming Act is authorized to execute and deliver this Casino Operating Contract on its own behalf and on behalf of the State.

         4.2. Casino Operator Warranties. The Casino Operator warrants and represents that on the Plan Effective Date:

              (a) Due Organization and Good Standing. HJC and JCC are duly organized and in good standing under Louisiana law and have the full right, power and authority to enter into this Casino Operating Contract and to perform all of its conditions and obligations hereunder. The making, execution, delivery and performance of this Casino

Operating Contract by HJC and the Casino Operator has been duly authorized and approved by requisite action of HJC and the Casino Operator in accordance with the requirements of its Governance Documents and applicable law.

              (b) Financial Capacity. The Casino Operator has and shall have the requisite authority and ability (financial or otherwise) to perform, as and when timely performance is required, all of its obligations under this Casino Operating Contract and the Rules and Regulations, as such authority and ability is contemplated by the Plan and by the financial stability tests set forth in
Section 9.5 - "Financial Stability" of this Casino Operating Contract.

              (c) No Material Misrepresentation. There is not any material misrepresentation contained in any warranty or representation made by the Casino Operator in this Casino Operating Contract or in any Plan Document (as defined in the Plan) that has been submitted to the Gaming Board by the Casino Operator.

              (d) No Knowledge of Unsuitability. The Casino Operator does not have knowledge of any fact or circumstance not disclosed to the Gaming Board in writing that would render unsuitable any Person who or which is required by the Casino Act, this Casino Operating Contract or the Rules and Regulations to be found Suitable pursuant to the Casino Act.

              (e) Evidence of Title to Casino. The Casino Operator has the right to possession and use of the Casino pursuant to the Casino Lease, and the Casino Operator has obtained the evidence of its leasehold interest in the Casino in the form of the Evidence of Title.

                        ARTICLE V. TERM AND EXTENDED TERM


         5.1. Initial Term. The Initial Term shall be twenty (20) consecutive years commencing on the Effective Date and expiring at midnight on the Initial Term Expiration Date, unless this Casino Operating Contract expires or is sooner terminated as provided in this Casino Operating Contract.

         5.2. Extended Term. Provided that this Casino Operating Contract has not been terminated as provided in this Casino Operating Contract, the Term of this Casino Operating Contract shall be automatically extended for the Extended Term, an additional ten (10) year extension period following the end of the Initial Term, unless the Casino Operator has given notice to the Gaming Board of its election not to extend the Term a minimum of eighteen (18) months prior to the expiration of the Initial Term.

             ARTICLE VI. COMPENSATION PAYMENTS; AMOUNTS AND METHODS


         6.1. Fixed Payment Obligations

              (a) Initial Payment. As partial consideration for the rights granted to the Casino Operator pursuant to the Initial Operating Contract, the Gaming Board acknowledges that HJC paid the initial payment of One Hundred Twenty-Five Million Dollars ($125,000,000) to the LEDGC.

              (b) Suitability and Other Advances and Accounting. As partial consideration for the personnel costs incurred by the Gaming Board in connection with initial suitability, investigations and the State's reasonable fees for work previously performed and to be performed by its principal contract counsel and for work regarding the negotiation of terms and conditions of this Casino Operating Contract and related documents, and subject to the payment schedule set forth below, the Casino Operator shall advance to the Gaming Board an amount (the "Initial Costs"), except as provided hereinafter, not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000) to reimburse the Gaming Board and the State for actual costs, including, but not limited to Gaming Board, State Police and Attorney General personnel and any contract staff or firms appropriate to the suitability process and for work previously performed or to be performed by the principal contract counsel firm for the LGCB and/or the Attorney General and State for work regarding the negotiation of terms and conditions for the Casino Operating Contract and related documents that were or are incurred in connection with the suitability findings and negotiations necessary for the drafting and execution of the Casino Operating Contract and related documents and the opening of the Casino. It is acknowledged by the Gaming Board that the Casino Operator advanced Five Hundred Thousand Dollars ($500,000) of the Initial Costs to the Gaming Board prior to the Plan Effective Date to cover Initial Costs. The Casino Operator shall advance an additional Three Million Dollars ($3,000,000) of the Initial Costs to the Gaming Board on or before the Plan Effective Date. Six (6) months after the Plan Effective Date, the Gaming Board will provide the Casino Operator with a full accounting of the amounts spent to that date and projections as to any additional Initial Costs that are anticipated. Upon Notice from the Gaming Board to the Casino Operator, accompanying the referenced projections as to additional anticipated Initial Costs, the Gaming Board may notify the Casino Operator that the Initial Costs have exceeded the Three Million Five Hundred Thousand Dollars ($3,500,000) previously advanced. In making such projections the Gaming Board and State will give an appropriate credit to the Casino Operator for any funds collected or anticipated by the Gaming

Board or the State in the form of Suitability fees. The Casino Operator shall be required, within thirty (30) days after such notice, to advance an amount necessary to cover but not to exceed such excess costs. Within thirty (30) Days after the opening of the Casino, the Gaming Board shall prepare and provide the Casino Operator with a final accounting of the Initial Costs which includes all actual costs and fees incurred by the Gaming Board, the Louisiana State Police and the Attorney General as described above. If the Initial Costs advanced by the Casino Operator as described herein exceed the actual costs and fees as set forth in the final accounting, the Casino Operator shall be entitled to a credit for the difference between the Initial Costs advanced and the actual costs and fees (the "Payment Credit"). In the event the actual costs and fees exceed Three Million Five Hundred Thousand Dollars ($3,500,000), the Gaming Board and/or the State may require the Casino Operator to pay such deficiency, which will be paid within fifteen (15) days of demand, and if not timely paid said deficiency will be payable with interest at the rate provided in Section 6.7 - "Late Payment Interest."

         6.2. Louisiana Gross Gaming Revenue Share Payments. (a) Payments. In addition to the payment of the Initial Payment previously paid by HJC and as further consideration for the rights granted to the Casino Operator pursuant to this Casino Operating Contract, the Casino Operator shall pay an amount to the Gaming Board (the "Louisiana Gross Gaming Revenue Share Payments") to be calculated in the following manner. Subject to the terms of the relief, if any, from payment set forth in Section 1.3 (b), (c), (e) and (f), the Louisiana Gross Gaming Revenue Share Payments for each Fiscal Year from the Casino shall equal the greater of (i) the Minimum Payment or (ii) the sum of the following percentages of

Gross Gaming Revenue from the Casino in that Fiscal Year: (A) eighteen and one-half percent (18.5%) of Gross Gaming Revenue up to and including Six Hundred Million Dollars ($600,000,000); plus (B) twenty percent (20%) of Gross Gaming Revenue in excess of Six Hundred Million Dollars ($600,000,000) up to and including Seven Hundred Million Dollars ($700,000,000); plus (C) twenty two percent (22%) of Gross Gaming Revenue in excess of Seven Hundred Million Dollars ($700,000,000) up to and including Eight Hundred Million Dollars ($800,000,000); plus (D) twenty four percent (24%) of Gross Gaming Revenue in excess of Eight Hundred Million Dollars ($800,000,000) up to and including Nine Hundred Million Dollars ($900,000,000); plus (E) twenty five percent (25%) of Gross Gaming Revenue in excess of Nine Hundred Million Dollars ($900,000,000).

         (b) Minimum Payment Default. If following the Casino Opening Date (i) an Event of Default has occurred pursuant to Section 20.1(o), (ii) the Casino Operator has failed to make the Daily Payments and failed to cure such non-payment (plus any interest pursuant to Section 6.7 - "Late Payment Interest" within fifteen (15) Days of Notice by the Gaming Board to Casino Operator, JCC Holding and the Minimum Payment Guarantor of a failure to make a Daily Payment (the "Default Notice") and the Gaming Board thereafter notifies the Casino Operator, JCC Holding and the Minimum Payment Guarantor that such failure has not been cured or (iii) the Casino Operator has filed for bankruptcy and has ceased continuing Gaming Operations (each, a "Minimum Payment Default"), then as of the Minimum Payment Default, the Minimum Payment Guarantor shall be obligated in accordance with the terms and conditions of the Minimum Payment Guaranty to pay to the Gaming Board all Daily Payments which have not been paid (plus Late Payment Interest as provided in Section 6.7 - "Late Payment Interest") and thereafter to pay to the Gaming Board all Daily Payments on a daily basis for the remainder of the Fiscal Year in which the Minimum Payment Default occurs to the extent such Daily Payments have not been paid by the Casino Operator; provided that after the Actual Opening Date the Minimum Payment Guarantor shall not be obligated to make any Daily Payments due for any Day which is twenty (20) days or more prior to any Default Notice from the Gaming Board pursuant to clause (ii) of this Section 6.2(b) - "Minimum Payment Default." Notwithstanding the above, if a Minimum Payment Default occurs in the First Fiscal Year, the Casino Operator shall be obligated to pay the Daily Payment until the Day prior to the first anniversary of the Casino Opening Date, and the obligation of the Minimum Payment Guarantor shall apply to, and the Minimum Payment Guarantor shall pay, any unpaid Daily Payments, plus interest as provided in Section 6.7 - "Late Payment Interest," for the remainder of the period ending on such Day prior to the first anniversary of the Casino Opening Date; provided that after the Actual Opening Date the Minimum Payment Guarantor shall not be obligated to make any Daily Payments due for any Day which is twenty (20) days or more prior to any such Default Notice from the Gaming Board pursuant to clause (ii) of this Section 6.2(b) - "Minimum Payment Default." If any Leasehold Mortgagee shall effect a cure by paying the State, by and through the Gaming Board, the past due Daily Payments (plus interest as provided in Section 6.7 - "Late Payment Interest") at any time prior to forty-five (45) Business Days after the Minimum Payment Default, the amount paid by any such Leasehold Mortgagee to effect any such cure shall become an obligation of the Casino Operator to such Leasehold Mortgagee and shall be secured by such Leasehold Mortgagee's Leasehold Mortgage.

         6.3. Remittance and Monthly Adjustments. Beginning on the Casino Opening Date and continuing until the Expiration Date, the Casino Operator shall make daily payments of the Louisiana Gross Gaming Revenue Share Payments (the "Daily Payments") as follows:

              (a) Amount and Payment of Daily Payment. The parties intend that at all times during each Fiscal Year, the Gaming Board shall be paid an amount not less than the Daily Payment times the number of Days that have elapsed to date in the Fiscal Year (the "Required Payments"), with a true-up for any Louisiana Gross Gaming Revenue Share Payments in excess of the Minimum Payment to occur at the end of each Fiscal Year; provided however, the Required Payments/Daily Payments shall be suspended if there is an Excusable Temporary Cessation of Business pursuant to Section 2.58(b) hereof (in no event to exceed six (6) months) or a business interruption insurance claim period pursuant to
Section 15.3 - "Utilization of Insurance Proceeds." The amount of the Daily Payment in a non-leap Fiscal Year shall be the sum of Two Hundred Seventy-Three Thousand Nine Hundred Seventy-Two and 60/100 Dollars ($273,972.60). The amount of the Daily Payment in a Fiscal Leap Year shall be the sum of Two Hundred Seventy-Three Thousand Two Hundred Twenty-Four and 04/100 Dollars ($273,224.04). The Daily Payment shall be paid each Business Day on the terms provided in
Section 6.5 - "Daily Deposits." The Daily Payment for each non-Business Day shall be carried forward without interest and paid on the next Business Day. The Casino Operator shall be entitled to a set-off against any Daily Payment due in an amount equal to the Payment Credit. The Casino Operator shall also be entitled to offset against each Daily Payment due during the second Full Fiscal Year a per diem amount equal to Four Million Eight Hundred Twelve Thousand Four Hundred Forty Seven Dollars ($4,812,447) divided by the number of days in such second Full Fiscal Year as a credit for the overpayment of funds previously paid by the Casino Operator to the LEDGC. Except as provided hereinabove in this Section 6.3(a) "Amount and Payment of Daily Payment," there shall be no abatement in, any right of offset, setoff, or recoupment of, or any right to withhold or fail to pay the Daily Payment as required in Section 6.5 - "Daily Deposits."

              (b) Daily Gross Gaming Revenue Report. The Casino Operator shall, in accordance with the Rules and Regulations of the Gaming Board, submit to the Gaming Board or its representative a daily gaming revenue report.

              (c) Monthly Report - Adjustments to Louisiana Gross Gaming Revenue Share Payments. On or before the 15th day following the end of each month, the Casino Operator shall submit to the Gaming Board a report showing:

                  - Gross Gaming Revenue for the previous month and the Fiscal Year to date.


                  - Any adjustments to the Gross Gaming Revenue calculation including, without limitation, adjustments for bad debt writeoffs (subject to a cap of four percent (4%) of gross gaming revenue), progressive jackpot accruals or other appropriate adjustments.

                  - Total amount of Daily Payment paid during the previous month.

                  - The actual amount of the Required Payments remitted to the Gaming Board during the Fiscal Year through the end of the previous month.

                  - In the last month of the Fiscal Year, the actual amount of the Louisiana Gross Gaming Revenue Share Payments actually due for the Fiscal Year based on the amount of Gross Gaming Revenue for that period.

If the actual amount due to the Gaming Board as Louisiana Gross Gaming Revenue Share Payments for the Fiscal Year, after accounting for Gross Gaming Revenue adjustments, exceeds the aggregate amount paid to the Gaming Board as Required
Payments in the Fiscal Year, the Casino Operator shall pay the difference without interest on or before the due date of the final monthly report in each Fiscal Year.

         6.4. State's Interest in Daily Collections. The State shall own that portion of the daily collections from Gaming Operations equal to the greater of
(a) the Daily Payment or (b) the Gaming Board's interest in the actual amount of the collections from Gaming Operations for that Day (the "State's Interest in Daily Collections"). No other Person shall have any interest whatsoever in or to the State's Interest in Daily Collections. The Casino Operator shall not enter into any contract or other agreement that permits or purports to permit the Casino Operator or any other Person to claim any ownership or collateral or security right or interest in or to the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections, and the Casino Operator shall indemnify the State against all loss suffered by the State as a result of the Claims of other Persons to the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections.

         6.5. Daily Deposits. The State's Daily Payment for each Casino Gaming Day shall be deposited by wire or electronically directly into the Louisiana Casino Revenue Account, or such other account designated by the State by and through the Gaming Board, by 5:00 p.m. Central Standard Time (or Central Daylight Savings Time when in effect in Louisiana) of the next Business Day following the close of that Casino Gaming Day (unless the Gaming Board directs a different method). For example, the State's Daily Payment for the Casino Gaming Day ending 6:00 a.m. on Thursday, June 11, 1998 shall be deposited in the Louisiana Casino Revenue Account by 5:00 p.m. on Friday, June 12, 1998.

         6.6. Casino Operator's Right to Grant Security Interest. The Casino Operator shall have the right to grant to one or more Leasehold Mortgagees a security interest or lien in the funds owned by the Casino Operator, provided that the instrument granting the security interest or lien clearly states that the security instrument does not extend to the State's ownership interest in the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections and provided the Casino Operator obtains the Approval of the Gaming Board. The Leasehold Mortgagee shall acknowledge that its Leasehold Mortgage does not extend to the State's ownership interest in the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections.

         6.7. Late Payment Interest. If the Casino Operator fails to pay as and when due any amount due to the State or the Gaming Board under this Casino Operating Contract, the amount past due shall bear interest at the Default Interest Rate from the due date until paid ("Late Payment Interest"), regardless of whether such amount shall be paid to the State or the Gaming Board by the Casino Operator, the Minimum Payment Guarantor, a Leasehold Mortgagee or any other payor.

         6.8. No Reduction in Payment. All payments due to the State or the Gaming Board pursuant to this Casino Operating Contract shall be made in immediately available lawful money of the United States of America, by electronic funds transfer and except as provided herein, without notice or demand and without abatement, deduction, reduction or setoff.

         6.9. Continuing Payment Requirement. During any Reduced Operations Period, the Casino Operator shall continue to pay all sums due to the State or the Gaming Board, including the Louisiana Gross Gaming Revenue Share Payments, subject, however, to the suspension set forth in Section 15.3 - "Utilization of Insurance Proceeds." Notwithstanding actual Gross Gaming Revenue during the time period that Work or Alterations are undertaken, the Louisiana Gross Gaming Revenue Share Payments after the Casino Opening Date shall never be less than the Minimum Payment.

                        ARTICLE VII. OTHER CONSIDERATIONS


         7.1. Open Access. As additional consideration for the right to operate the Casino, the Casino Operator agrees that it shall comply with the requirements of R.S. 27:202(F) and (G).

         7.2. Gaming Board's Controlled Space. As additional consideration for this Casino Operating Contract and in order to permit the Gaming Board to perform on-site its regulatory duties and to monitor the Casino Operator's performance under this Casino Operating Contract, the Casino Operator shall provide at no cost to the Gaming Board reasonable space in the Casino (the "Gaming Board's Controlled Space") for the Gaming Board, its representatives, personnel, the State Police and equipment. The Gaming Board's Controlled Space shall be specifically configured (in one or more locations in the Casino) and equipped at the Casino Operator's expense as the Gaming Board directs from time to time. The Gaming Board's Controlled Space shall be secure space accessible only to the Gaming Board and its representatives and the State Police. All of the Gaming Board equipment in the Gaming Board Space shall be secure and accessible only to the Gaming Board and its representatives and the State Police.

           ARTICLE VIII. CASINO MANAGER AND CASINO MANAGEMENT CONTRACT

         8.1. Subcontracting of Casino Operator's Obligations. This Casino Operating Contract is personal to the Casino Operator. The performance of the Casino Operator's duties and obligations under this Casino Operating Contract may not be subcontracted, assigned or otherwise delegated to any other Person without the Gaming Board's Approval. In connection with the obligation of the Casino Operator to demonstrate that it is capable of conducting, and likely to conduct, the activities for which it is licensed and that it has acquired, or guarantees that it will acquire, adequate business competence and experience in the operation of Casino Gaming Operations, the Gaming Board has agreed to permit the Casino Operator to enter into a single, comprehensive management agreement, subject to its approval, so long as necessary, through which a knowledgeable and experienced Person shall covenant and agree with the Casino Operator to operate the Casino in accordance with this Casino Operating Contract, and Rules and Regulations as promulgated by the Board. Except for the Casino Management Contract between the Casino Operator and the Casino Manager, the Casino Operator shall not have the right further to subcontract, assign or delegate performance of the Casino Operator's duties and obligations under this Casino Operating Contract or receive performance from any other Person without the Gaming Board's prior Approval. No Person subcontracting Casino management with the Casino Operator shall have different or greater rights than the Casino Operator nor shall such Person have the right further to subcontract or assign, or delegate performance of its obligations under the Casino Management Contract to other Persons without the Gaming Board's Approval. No provision of the Casino Management Contract that conflicts with the provisions of this Casino Operating Contract shall be valid and each such conflicting provision is hereby declared to be void and of no effect. Without limiting the generality of the foregoing, no provision of the Casino Management Contract which provides for or otherwise imposes a penalty or liquidated damages for termination shall be valid or enforceable if the Gaming Board orders the Casino Management Contract terminated, limited or restricted as a result of the Casino Manager's violation of the obligations imposed on the Casino Operator under this Casino Operating Contract.

         8.2. Subcontracting by Casino Operator. The Casino Operator or JCC Development Company may enter into Space Leases concerning non-gaming activities and enter into incidental contracts with vendors, suppliers, contractors or consultants as long as such incidental contracts do not, either alone or when aggregated, constitute a Casino Management Contract; provided that the Gaming Board (i) retains the right to require compliance by such Persons with the licensing, permitting and Suitability Requirements of the Casino Act and the Rules and Regulations of the Gaming Board and (ii) shall have the authority to approve all subleases and to license and permit any sub-lessees of any of the Second Floor Space to ensure that the sublessee is Suitable and that any desired use of the Second Floor is consistent with and complies with the Casino Act and the Rules and Regulations. In connection with the development of the Second Floor, the Casino Operator shall deliver a master plan for the initial build-out and leasing of the Second Floor, and any subsequent build-out, for the Gaming Board's approval based upon the terms of the Gaming Act; provided, however, the Casino Operator shall not seek and the Gaming Board shall not approve any use that (i) targets, solicits or encourages persons under the age of twenty-one
(21) to patronize businesses on the Second Floor; or (ii) authorizes the Casino Operator or anyone affiliated with the Casino Operator to offer seated restaurant facilities to the general public (subject to the right of the Gaming Board pursuant to R.S. 27:243 to authorize the Casino Operator to lease non-gaming space on the Second Floor to any business or entertainment facility which is not affiliated with the Casino Operator that may offer food to the general public).

         8.3. Casino Operator's Obligations Under the Casino Management Contract. The Casino Operator shall at all times hereafter implement the Casino Management Contract and abide by the terms of the Casino Management Contract that do not conflict with the obligations imposed on the Casino Operator under this Casino Operating Contract. The Casino Operator shall operate the Casino diligently and efficiently and in a manner consistent with the operation of first class casinos by leaders in the industry and in accordance with this Casino Operating Contract and the Rules and Regulations.

         8.4. Acts and Omissions of the Casino Manager. The acts and omissions of the Casino Manager shall be conclusively deemed to be the acts and omissions of the Casino Operator for all purposes under this Casino Operating Contract. Without limiting the generality of the foregoing in any way, all Gross Gaming Revenue received by the Casino Manager shall be conclusively deemed to have been contemporaneously received for and on the joint account of the Casino Operator and the Gaming Board in accordance with Section 6.4 - "State's Interest in Daily Collections." The required timely performance by the Casino Operator of this Casino Operating Contract shall not be excused by virtue of the acts or omissions of the Casino Manager. For purposes of this Casino Operating Contract, the Casino Operator shall be responsible for the acts and omissions of all Casino Employees.

         8.5. Access to Casino Manager's Books and Records of the Casino. The Gaming Board or its designee shall at all times during the Term have full and unrestricted access to the Books and Records irrespective of whether the same are maintained by the Casino Operator, Casino Manager or any other Person.

         8.6. Notice of Termination of Casino Management Contract. The Casino Operator shall give the Gaming Board no less than twelve (12) months' advance Notice of any intended termination of the Casino Management Contract (or any other event that would result in the Casino Operator's inability to use System Marks at the Casino), provided, however, that the Casino Operator may terminate the Casino Management Contract upon shorter Notice and without penalty if the Gaming Board has ordered the Casino Management Contract to be terminated and/or has Approved a substitute Casino Manager and a substitute Casino Management Contract. In any case of planned termination, the Casino Operator shall provide to the Gaming Board a written plan providing for the continuous operation of the Casino without material interruption. A continuous operation plan shall provide for the continuous uninterrupted operation of the Casino and provide for the orderly replacement of all signs and items bearing trade names or System Marks that the Casino Operator no longer has the right to use; replacement or assignment of the right to continue to use proprietary or non-proprietary computer systems; assignment of occupancy agreements and operating agreements as materially necessary for continued Casino operations; and substitution of services provided under the Casino Operating Contract for marketing, accounting and insurance services. A Casino continuous operations plan shall also provide for orderly replacement of all System Marks, labeled Gaming Supplies and Gaming Devices; removal of all permanently affixed or movable System Mark items such as signs, carpets, fixtures, trade fixtures, furniture, equipment, and improvements; replacement of all marketing and advertising materials, whether or not located at the Casino, such as billboards, handbills, flyers, and media tapes; and replacement of any other Casino Property that contains or bears any System Mark, whether or not proprietary in nature, such as computer hardware/software, management information systems, and non-gaming consumables such as napkins, flatware, glassware and stationery.

         8.7. Casino Name Change. Any name change of the Casino shall be subject to prior approval of the Gaming Board. If there is a change in the name of the Casino, the Casino Operator shall, at the Casino Operator's sole cost and expense, comply with the continuous operation plan to provide for uninterrupted operation of the Casino and remove or cause to be removed from the Casino all property bearing any System Mark of the Casino Manager or any of its Affiliates (including, if applicable, the name "Harrah's").

         8.8. Termination Transition Payment. [TEXT DELETED - NOT APPLICABLE]

         8.9. Leasehold Mortgagee Exemption. [TEXT DELETED - NOT APPLICABLE]

               ARTICLE IX. CASINO OPERATOR'S AFFIRMATIVE COVENANTS


         9.1. General. Throughout the Term, the Casino Operator covenants with the Gaming Board to observe and to cause the Casino Manager, where applicable, to observe the covenants contained in this Article IX - "Casino Operator's Affirmative Covenants" as well as those found elsewhere in this Casino Operating Contract.

         9.2. Official Gaming Establishment. The Casino Operator shall be solely responsible for providing, improving and maintaining the Casino and shall provide all FF&E, Gaming Devices and Gaming Supplies and other things or services necessary for the efficient conduct of Games and Gaming Operations at the Official Gaming Establishment. The Casino Operator shall conduct all Games and Gaming Operations at the Official Gaming Establishment in accordance with this Casino Operating Contract, the Rules and Regulations and the Casino Act. The Casino Operator shall provide or cause to be provided the Casino Employees and other personnel and such other services or goods as required by this Casino Operating Contract and the Rules and Regulations necessary to comply with its obligations under this Casino Operating Contract. The Casino Operator shall comply with the requirements of R.S. 27:244, shall provide, improve and maintain the Casino and shall be responsible for payment of all expenses of Casino Gaming Operations and other operations of the Casino. The Casino Operator shall provide private security for the detection and prevention of offenses against patrons and for the orderly operation of the Casino. The Casino shall have at least one hundred thousand (100,000) square feet of usable space in a single structure upon the Date of Substantial Completion and shall commence operations with usable and non-obsolete FF&E, which shall be sufficient to conduct full Gaming Operations in the 100,000 square feet of usable space.

         9.3. Payment. The Casino Operator shall pay the Louisiana Gross Gaming Revenue Share Payments and the Additional Charges due to the Gaming Board in accordance with the provisions of this Casino Operating Contract.

         9.4. Initial Plan Financing and Site Possession. As a significant and material inducement to execute this Casino Operating Contract, and without which the Gaming Board would not have signed this Casino Operating Contract, the Casino Operator has represented to the Gaming Board that the Casino Operator, either alone or through its Financing Affiliate, has the present and future ability to obtain the Initial Plan Financing and to proceed to complete construction of the Casino in accordance with the Plan.

         9.5. Financial Stability. In order to maintain its Suitability, the Casino Operator shall at all times be and remain Financially Stable and, to the extent it meets such requirements, the Casino Operator shall be deemed to be financially suitable. The Casino Operator shall at all times during the Term demonstrate its financial stability and its ability to perform under this Casino Operating Contract. The Casino Operator shall, through periodic compliance reports to the Gaming Board (which until a different reporting period is ordered by the Gaming Board by Notice to the Casino Operator, shall be quarterly and delivered to the Gaming Board not later than the fifth (5th) Business Day of each Fiscal Quarter) demonstrate by clear and convincing evidence its ability to comply with the financial requirements of this Casino Operating Contract and the Essential Agreements as and when required and without seeking extensions or delays. The periodic compliance reports shall be Certified by the Casino Operator and by the president and the chief financial officer of the Casino Manager, or their respective designees. The Casino Operator shall be deemed to be Financially Stable only when its periodic compliance reports demonstrate the required compliance with each of the financial stability standards set forth in subsections (a) through
(d) of this Section 9.5 - "Financial Stability."

              (a) Maintenance of Casino Bankroll. The Casino Operator shall be able to demonstrate its ability to maintain the Casino Bankroll in the amount established in this Casino Operating Contract and the Rules and Regulations. The Casino Operator shall establish its compliance with this financial stability standard only when it proves by clear and convincing evidence that it has continuously maintained the Casino Bankroll required by this Casino Operating Contract and has not failed to pay the full amount of winning wagers to Casino patrons as and when due and without excuse, extension, forbearance or delay.

              (b) Performance and Payment of Operating Expense Obligations. The Casino Operator shall be able to demonstrate its ability to pay in full when due all sums due under this Casino Operating Contract and all other undisputed operating expenses of the Casino of every kind and character other than Debt (which is governed by subsection (c) below), including but not limited to timely payment of (i) the Louisiana Gross Gaming Revenue Share Payments, (ii) the Additional Charges, rent and other payments due under the Casino Lease or other leases, and (iii) the Daily Payment, all without excuse, extension, forbearance or delay, and, as a result, the Casino Operator has funds to pay when due other undisputed operating expenses. The Casino Operator shall establish its compliance with this financial stability standard only by proving by clear and convincing evidence that it has paid all such sums not disputed as and when due or has been excused from performance or otherwise received an extension of time, forbearance or delay.

              (c) Performance and Payment of Debt Obligations. The Casino Operator shall demonstrate its continuing ability to pay, exchange, refinance or extend Debt that will mature or otherwise become due and payable during the ensuing twelve (12) month period, or otherwise to manage a default with respect thereto in a manner Approved by the Gaming Board. The Casino Operator shall establish its compliance with this financial stability standard only by proving by clear and convincing evidence that it has the continuing ability to pay, exchange, refinance or extend its Debt that will mature or otherwise become due and payable during the ensuing twelve (12) month period. The periodic financial report required by this subsection (c) shall also state the source, manner and timing of all payment of Debt for the ensuing twelve
(12) month period.

              (d) Capital Maintenance Expenses. The Casino Operator shall demonstrate its ability to make all capital maintenance expenditures necessary to ensure the maintenance of the Casino in a first-class operating condition. The Casino Operator shall establish its compliance with this financial stability standard only by proving by clear and convincing evidence that it has made all payments to the Capital Replacement Fund as and when due and without excuse, extension, forbearance or delay and that it has met all of the Capital Replacement Fund requirements set forth in the Casino Management Contract, or if the Casino Management Contract with Harrah's New Orleans Management Company has expired or has been terminated, as set forth in the Rules and Regulations.

              (e) Financial Stability Default. If, at any time, the Casino Operator is unable to demonstrate that it is Financially Stable, then and in any such event, the Casino Operator after Notice from the Gaming Board to cure a failure to comply with the requirements of the Gaming Board shall be subject to the regulatory authority of the Gaming Board as provided below. The cure period for any default in maintaining the Casino Bankroll as set forth in Section 9.5(a) - "Maintenance of Casino Bankroll," shall be ten (10) days after Notice from the Gaming Board. The cure period for any default in performance and payment of operating expense obligations, as set forth in Section 9.5(b) - "Performance and Payment of Operating Expense Obligations," shall be three (3) months after Notice from the Gaming Board (except for any payment due to the Gaming Board which shall be subject to a fifteen (15) Day cure period). The cure period for any default in performance and payment of Debt Obligations, as set forth in Section 9.5(c) - "Performance and Payment of Debt Obligations" shall be six (6) months after Notice from the Gaming Board. The cure period for any default in Capital Maintenance expenditures, as set forth in Section 9.5(d) - "Capital Maintenance Expenses" shall be three (3) months after Notice from the Gaming Board. During the cure period the Gaming Board may make and impose orders or regulatory conditions, including but not limited to the following: (1) shortening the period for periodic reporting concerning financial stability; (2) changing the required content of periodic reporting concerning financial stability; (3) interdicting or placing restrictions on Distributions by the Casino Operator to its Affiliates or any other Person in a Control Relationship with any of them;
(4) appointing a representative to act as fiscal agent for the Casino which person shall have authority to interdict or restrict Distributions by the Casino Operator to its Affiliates or to any other person in a Control Relationship with any of them. Notwithstanding the foregoing, Distributions for the following purposes shall not be interdicted or restricted: (i) payments for reasonable and necessary goods and services in amounts not exceeding the cost of similar goods and services from independent third parties; (ii) salaries to Key Employees in an amount not exceeding one and five-hundredths (1.05) times that person's salary in the prior year; and (iii) repayment of Debt or indebtedness to any Leasehold Mortgagee, debtholder or any "institutional investors" (as defined in the Rules and Regulations), to the extent funds are available after all required payments to the Gaming Board have been made. If, after the applicable cure period has expired, the Gaming Board makes a final determination that the Casino Operator is not Financially Stable and if this determination is appealed by the Casino Operator to the proper court within the applicable period provided by law, the Gaming Board shall not terminate the Casino Operating Contract as a result of the determination of financial instability/suitability until the appeal is dismissed or the proper court renders a final non-appealable judgment upholding the Gaming Board's determination. Provided further, if an appeal from the Gaming Board's determination concerning financial stability/suitability is filed by the Casino Operator, the Gaming Board may, pending the appeal, take such steps as the Gaming Board in its sole opinion deems appropriate in order to protect the public interest, the integrity of the Casino (including Gaming Operations), and the fiscal interest of the Gaming Board and the State, including but not limited to the immediate appointment of a conservator who shall have such powers and duties with respect to the Casino and Gaming Operations as the Gaming Board approves by emergency or other Rules and Regulations including the power to interdict or restrict all Distributions. In the event of the appointment of a receiver in accordance with the terms of the Casino Act, the conservatorship shall be terminated and the receiver shall be governed by the Rules and Regulations adopted by the Gaming Board.

         9.6. Non-Discrimination Policies. The Casino Operator shall adhere to non-discrimination policies and practices embodied in all applicable federal, state and local law or regulation and as required by R.S. 27:202(G)(1) and the Rules and Regulations.

         9.7. Minority Employment Policies. The Casino Operator shall, as nearly as practicable, employ minorities at least consistent with the minority population of the State, all as required by R.S. 27:202(G)(2) and the Rules and Regulations and all applicable law.

         9.8. Compulsive Gaming Program. The Casino Operator shall develop, adopt and implement a program for persons suffering from compulsive or problem gaming activities in accordance with HJC's response to the RFQ/P.

         9.9. Maintain Qualifications. The Casino Operator shall maintain its qualifications, including strict adherence to the Suitability Requirements.

         9.10. On-Site Inspections. The Casino Operator shall permit and not hinder, delay or obstruct either (a) the Gaming Board's or its representatives' on-site inspections of the Casino, the Casino Premises, Gaming Devices, Gaming Supplies, the Support Facilities, the Casino Operator's and the Casino Manager's on-site and off-site offices (including office or building space in the Casino occupied by the Casino Manager or its personnel pursuant to occupancy rights granted in the Casino Management Contract) or (b) the Gaming Board's examination and review of the Books and Records and the operations and business of the Casino Operator or the Casino Manager.

         9.11. Cooperate in Investigations. The Casino Operator shall cooperate fully in any investigation by the Gaming Board into:

              (a) the qualifications of each applicant for a contract, license or permit requested or to be issued pursuant to the Casino Act; or

              (b) the circumstances surrounding any act or failure to act or transaction for which the Gaming Board's review, notification or Approval is required; or

              (c) violations of any of the Governmental Requirements relating to Gaming or Gaming Operations at the Casino.

         9.12. Access to Information, Materials and Data. The Casino Operator shall provide to the Gaming Board (and its representatives) continuing and unobstructed access to the Books and Records and such other information, material or data concerning the Casino Operator and the Casino Manager as provided in R.S. 27:231(A)(8) and (C)(4)(a) and the Rules and Regulations.

         9.13. Maintain Books and Records After Termination or Expiration. The Casino Operator shall maintain the Books and Records in accordance with the terms of this Casino Operating Contract for three (3) years following expiration or termination of this Casino Operating Contract.

         9.14. Documents for Investigations. The Casino Operator shall supply upon demand by the Gaming Board and cause the Casino Manager to supply upon demand by the Gaming Board such information, documents, data (electronic or otherwise) necessary to permit the Gaming Board to perform its investigative duties under the Casino Act and the Rules and Regulations.

         9.15. Cooperation to Facilitate Restrictive Use Casino Operating Contracts. The Casino Operator shall fully cooperate with the Gaming Board and its representatives as and when required by the Gaming Board in order to enable the Gaming Board to enter into restrictive use agreements with Gaming Authorities.

         9.16. Maintain Suitability. The Casino Operator (including, without limitation, the officers and directors of the Casino Operator) and the Casino Manager shall be Suitable at the Plan Effective Date of this Casino Operating Contract and shall remain Suitable at all times during the Term as required by R.S. 27:234 and 27:235 and the Rules and Regulations. For purposes of this Casino Operating Contract and subject to cure, safe harbor provisions and financial stability provisions contained herein: the Casino Operator shall be and remain a person of good character, honesty and integrity; shall not be disqualified under R.S. 27:235; shall be and remain capable and likely to conduct the Casino and Gaming Operations in accordance with the conditions, covenants, obligations, requirements and terms of this Casino Operating Contract and the Rules and Regulations; shall possess adequate business experience and competence and have adequate financing from sources required to be found Suitable by the Gaming Board; shall be and remain capable of complying with R.S. 27:234(C)(3) with respect to bonds or financial guarantees; shall continually inform the Gaming Board as required by Rules and Regulations of material changes in its respective affiliations, businesses, financial standing, operations, ownership and relationships; shall provide upon the Gaming Board's demand such information, data and documentation necessary to a continuing Suitability determination; shall not be convicted or enter pleas of guilty or nolo contendere to any offense punishable by imprisonment for more than one year; shall have no Control Relationship with a Person who is not Suitable (subject, however, to any "safe harbor" provisions applicable to the Casino Operator). Additionally, the Casino Operator shall comply with the Rules and Regulations in connection with any contract for fixtures, furniture, equipment or supplies or the conduct of any business relating to the Casino or Gaming Operations.

         9.17. Information Concerning Creditors. Upon the Gaming Board's request, the Casino Operator shall produce information, documentation and assurances concerning any holders of indentures, notes or other evidences of indebtedness either in effect or proposed which bear any relation to the Official Gaming Establishment, Games or Gaming Operations in order to enable the Gaming Board to perform its duties pursuant to R.S. 27:242(A).

         9.18. Business Ability and Casino Gaming Experience. In conformity with the requirements of R.S. 27:242(B), upon the Gaming Board's request, the Casino Operator shall furnish to the Gaming Board such information, documentation and assurances as may be required to establish by clear and convincing evidence that the Casino Operator has sufficient business ability and casino gaming experience or is capable of obtaining employees with such experience to establish the Casino Operators' ability to conduct Gaming Operations in accordance with the provisions of this Casino Operating Contract and the Rules and Regulations.

         9.19. Notice of Claims. Subject to the confidentiality provisions contained in the Casino Act, the Casino Operator shall give Notice to the Gaming Board concerning each threatened or pending Claim, administrative proceeding, criminal or investigative proceeding (including grand jury investigations) or lawsuit concerning the Casino Operator, the Casino Manager, their respective Affiliates or any other Person in a Control Relationship with any of them known to the Casino Operator which may be material to the Casino Operator's or the

Casino Manager's ability to perform under this Casino Operating Contract or to the Gaming Board's interests herein.

         9.20. Insurance Coverages. The Casino Operator shall effect and maintain the Insurance Coverages.

         9.21. Essential Agreements. The Casino Operator shall timely perform all of its obligations under each of the Essential Agreements, the Casino Lease and the General Development Agreement and shall not default or suffer a default under any Essential Agreements, the Casino Lease or the General Development Agreement if a default would adversely affect the Casino Operator's ability to perform any of its obligations under this Casino Operating Contract. The Casino Operator shall not permit the amendment, cancellation, modification or restatement of any of the Essential Agreements without the Approval of the Gaming Board unless Gaming Board approval of any such amendment, cancellation, modification or restatement is not required pursuant to the Rules and Regulations.

         9.22. Casino Bankroll. The Casino Operator shall provide the Casino Bankroll as required by Section 9.5(a) - "Maintenance of Casino Bankroll."

         9.23. Days and Hours of Operation. After the Casino Opening Date, the Casino Operator shall keep the Casino open for business twenty-four (24) hours per day or the operating hours proposed by the Casino Operator and approved by the Gaming Board. Notwithstanding the foregoing, the Casino Operator, with the Approval of the Gaming Board, may close the Casino from time to time as necessary to effect Work or Alterations which cannot be effected while the Casino is open for business. The Casino Operator may make temporary adjustments to the Casino area being operated based on the number of patrons then present in the Casino. However, no closing of the Casino or reduction in hours of operation, with or without the Approval of the Gaming Board, shall relieve the Casino Operator of its obligations to make all payments required under this Casino Operating Contract, except with respect to the payment forbearance provided herein with respect to delays occasioned by the adjustment of losses concerning business interruption insurance as set forth in
Section 14.12 - "Adjustment of Insurance."

         9.24. Age Limitations. The Casino Operator shall take all reasonable steps necessary to prevent persons under the age of twenty-one (21), unless otherwise permitted under applicable law, to:

              (a) play or be allowed to play any Game or Gaming Device at the Casino;

              (b) loiter or be permitted to loiter in or about any room, premises, or designated area where any Game or Gaming Device is located, operated or conducted at the Casino;

              (c) be employed as a Gaming Employee or an operator of any Game or Gaming Device at the Casino; or

              (d) serve or be served, consume or be allowed to consume any alcoholic beverage at the Casino.

The Casino Operator shall draft and implement policies and procedures designed to satisfy the requirements, including policies and procedures pertaining to documentation relating to proof of age and the examination of such document by responsible Casino Employees and to provide suitable security to enforce the policies and procedures. Notwithstanding the provisions of R.S. 27:260, the Casino Operator covenants and agrees that it shall at all times be subject to the Gaming Board's regulatory authority and that the Gaming Board may, by the Rules and Regulations provide for incremental fines and/or penalties for any violation of the same kind or involving the same Person in addition to those fines and/or penalties stipulated in R.S. 27:260.

         9.25. Maintenance of Casino. The Casino Operator shall maintain the Casino, including the landscaped areas, driveways, sidewalks and pedestrian and vehicular passageways in a clean, safe, sanitary first-class condition and in compliance with the Governmental Requirements.

         9.26. Computerized Accountability.

              (a) Centralized Computer. In order to provide necessary security, integrity and financial accountability for Casino Operations at the Casino, the Casino Operator shall maintain the Books and Records relating to Casino Operations in the Casino Operator's/Casino Manager's Casino Management System ("CMS System") and the Slot Data System ("SDS System") with terminals located at the Casino Premises or at such other location within the State as may be approved by the Gaming Board or the Louisiana State Police. All Gaming Devices that can be linked to the SDS System, excluding table games and similar gaming devices, shall be linked to the SDS System.

              (b) Access to Computer Records. The Gaming Board and the Louisiana State Police shall be afforded complete and unrestricted access to information stored on-line in the SDS and CMS Systems relating to Casino Operations (excluding employee information which information shall be available upon request by the Gaming Board or the Louisiana

State Police) in accordance with the procedures specified below with the understanding that such access is not intended to expand the statutory rights of the Gaming Board to request and obtain information as set forth in the Casino Act or other applicable law.

              (i) The Casino Operator/Casino Manager shall provide the Gaming Board and the Louisiana State Police with a computer terminal and printer to be located in the Gaming Board Controlled Space or other approved area in the Casino to access the information in the CMS and SDS Systems in accordance with the terms hereof. If information requested is not available for review at such terminal by the Gaming Board or the Louisiana State Police due to technical problems, the Casino Operator/Casino Manager shall cooperate with the Gaming Board and the Louisiana State Police in providing immediate alternative access to requested information.

              (ii) The access to the computer terminal that is provided to the Gaming Board and the Louisiana State Police shall be on an inquiry-only basis and shall not include any ability to enter updates or otherwise add, delete, modify, program or reorganize the data in the Casino Operator's/Casino Manager's SDS and CMS Systems.

              (iii) Due to the public reporting requirements imposed upon the Casino Operator under the federal securities laws and due to the propriety and confidential nature of much of the information maintained on-line in the SDS and CMS Systems, the Gaming Board (its employees, servants, agents, including the Louisiana State Police) agree to treat all information obtained from its review of the SDS and CMS Systems, in a confidential manner and to use it solely for its investigatory, administrative and audit functions permitted by the Casino Act.

              (iv) At any given time, the Gaming Board and the Louisiana State Police shall designate, in the aggregate, no more than eight (8) employees who may access Information in the SDS and CMS systems, provided, however, nothing herein shall prevent such employees from sharing and utilizing any information obtained with authorized employees of the Louisiana State Police, the Attorney General's Office or the Gaming Board in connection with the performance of their duties. The Casino Operator or the Casino Manager shall provide such employees designated by the Gaming Board and the Louisiana State Police with special passwords that shall provide access to the information identified herein to the designated employees without further assistance of the Casino Operator/Casino Manager, provided, however, that the Casino Operator/Casino Manager agrees to provide the designated employees with instructions and training on how to access the data banks identified in subsection (ii) above. No other Gaming Board employee or agent shall be trained or permitted to access the SDS and CMS Systems. The Gaming Board and the Louisiana State Police shall take appropriate internal measures to protect the security of the information in the SDS and CMS Systems.

              (v) To ensure the integrity of the direct access relationship to the proprietary and confidential material maintained on the SDS and CMS Systems, the Casino Operator or the Casino Manager may keep through such SDS and CMS Systems an audit trail of the activity on the terminal that is made available to the Gaming Board pursuant to this Section 9.26 - "Computerized Accountability," including: (a) the date, time and duration of the access; (b) the identity of the employee gaining access; and (c) the data screens reviewed. The specific elements recorded on the audit trail may also include a designation of which data screens were printed. The audit trail shall not be used by the Casino
Operator or the Casino Manager to thwart, interfere with or undermine a Gaming Board investigation or audit.

              (vi) If the Casino Operator or the Casino Manager determines through its review of the audit trail that a Gaming Board employee or agent has exceeded the rights granted by this Section 9.26 - "Computerized Accountability" or that a Gaming Board employee or agent may have disclosed information to an unauthorized person, then the Casino Operator or the Casino Manager shall notify the Gaming Board. If the Gaming Board determines that one of its employees accessed or used information contrary to the terms of this Section 9.26 - "Computerized Accountability," the Gaming Board shall take appropriate action against such employee or agent and it shall take all steps to prevent the misuse of information obtained from the Casino Operator or the Casino Manager, including the prosecution of all available remedies against any unauthorized Persons that have access to such information.

              (vii) This Section 9.26 - "Computerized Accountability" creates no new or independent obligation for the Casino Operator or the Casino Manager to revise their computer screens or create new computer screens, so long as the Gaming Board and the Louisiana State Police have terminal access to all information that is otherwise on-line in the SDS and CMS Systems.

         9.27. Minimum Internal Controls. The Casino Operator shall establish or cause to be established a system of internal controls containing administrative and accounting procedures necessary for the complete and accurate calculation and reporting of financial data including the Louisiana Gross Gaming Revenue Share Payments (the "Internal Control

System"). The Internal Control System shall be Approved by the Gaming Board. The Gaming Board shall at all times during the Term have the right to modify the requirements for the Internal Control System by Rules and Regulations. The Casino Operator shall cause to be prepared by the Independent CPA an annual report of the Casino Operator concerning compliance with the policies and procedures set forth in the Internal Control System. The Casino Operator's annual compliance report shall be delivered to the Gaming Board not later than one hundred twenty (120) Days following the close of each calendar year after the Casino Opening Date. The compliance report shall address the adequacy of the design of the Internal Control System and the effectiveness of the Casino Operator's implementation of the Internal Control System in order to assure the Casino Operator's compliance with this Casino Operating Contract. The compliance report shall include a listing of all material matters or items of non-compliance with the Internal Control System that have come to the Independent CPA's attention. Within thirty (30) days of delivery of the Independent CPA's compliance report, the Casino Operator shall (a) advise the Gaming Board in writing as to the manner in which it has corrected or proposes to correct each material matter or material item of non-compliance identified in the compliance report, and (b) provide a timetable for completing each material matter or material item of noncompliance not then corrected. The Gaming Board may at any time direct the Casino Operator to correct any item of material non-compliance with the Internal Control System (whether reported by the Independent CPA, by the Casino Manager or coming to the attention of the Gaming Board in any other manner) in a manner Approved by the Gaming Board.

         9.28. Utilization of Louisiana Goods and Services. In purchasing or contracting for goods and services, the Casino Operator shall give preference and priority to Louisiana residents, laborers, vendors and suppliers except in those instances wherein the Casino Operator establishes that it is not reasonably possible to do so without added expense, substantial inconvenience or sacrifice in operational efficiency.

         9.29. Timetables and Outside Dates. The Casino Operator shall meet the timetables and achieve the Outside Dates for the following events:

              (a) Initial Plan Financing shall be obtained in accordance with
Section 13.4 - "Evidence of Initial Plan Financing" no later than the Plan Effective Date.

              (b) Construction on the Casino shall re-commence no later than thirty (30) days after the Plan Effective Date.

              (c) The Casino shall be fully operational and open for business no later than twelve (12) months after the Plan Effective Date (the "Completion Date"). The Outside Dates shall be extended by the number of Days as set forth in Section 1.1(a)(i) of the Completion Guarantee issued pursuant to Section 25.2
- "Completion Guarantee" of this Casino Operating Contract and attached as Exhibit B hereto and by this reference incorporated herein, and the Casino Operator's obligation to complete the Casino by the Outside Date shall be subject to such extensions and limitations as set forth in Article 12 of the Completion Guarantee.

         9.30. Rivergate/City Payments. Within sixty (60) Days after the end of each Fiscal Year, the Casino Operator shall deliver to the Gaming Board a certified statement detailing the date, purpose and amount of all payments made to Rivergate Development, the City or other Persons pursuant to the Casino Lease or any other agreement with the City or Rivergate Development for the previous Fiscal Year.

         9.31. Payment of Impositions. The Casino Operator shall pay or cause to be paid, and pay timely, on or before the last day on which they may be paid without penalty or interest, all non-discriminatory and uncontested real estate taxes and assessments (ordinary and extraordinary, unforeseen as well as foreseen), water rents, sewer and other charges, value added tax, use and occupancy tax, sales tax, vault tax and other taxes, duties and charges, fees or payments imposed by any governmental, quasi-governmental or public authority, or utility or entity, which is imposed, assessed, levied or becomes due or payable or becomes a charge or lien upon, or arises in connection with the ownership, use, occupancy or possession of the Casino Premises, or any part thereof, or any of the improvements thereon, or any appurtenances thereto (all of the foregoing being herein collectively referred to as "Impositions") during the Term of this Casino Operating Contract.

         9.32. Payment to Unsecured Creditors. The Allowed General Unsecured Creditors as designated in the Plan shall be paid cash by the Casino Operator equal to the amounts of their Allowed General Unsecured Claims on the Plan Effective Date, which payments shall be guaranteed by the Completion Guarantee (attached hereto as Exhibit B) issued by HET and Harrah's Operating.

                 ARTICLE X. CASINO OPERATOR'S NEGATIVE COVENANTS


         10.1. General. Throughout the Term, the Casino Operator covenants with the Gaming Board to duly and timely observe and to cause the Casino Manager, where applicable, to duly and timely observe each and every one of the following covenants as well as the other covenants, requirements and terms found elsewhere in this Casino Operating Contract to wit:

         10.2. Food and Restaurant Facilities and Service. To the extent prohibited by State law and in order to comply with State law, the Casino Operator shall not offer seated restaurant facilities with table food service in the Casino for Casino patrons other than limited cafeteria style food services for Casino patrons, provided, however, that: (a) seating for any such food facility shall not exceed two hundred fifty (250) persons; and (b) no food prepared by the Casino Operator shall be given away or subsidized at such facility by the Casino Operator or any licensee. In accordance with the authorization to the Gaming Board to provide for a system or concession in the Casino whereby area restaurant owners and food preparers may elect or offer to provide for service in the Casino food service areas, food prepared and offered at their restaurants accompanied by identification of the restaurant providing the food and in an effort to encourage the Casino Operator to conduct business with local restaurants and food preparers, the Casino Operator shall comply with the regulation in effect on the date of the execution of this Casino Operating Contract as set forth in the preamble to the Casino Operating Contract, LAC:IX.3587 (or any such modification thereof as may be required by a final judicial non-appealable judgment). Subject to any prohibition provided by State law, nothing herein shall prevent the leasing of non-gaming space by the Casino Operator or JCC Development on the second floor of the building on the Rivergate site to any business or entertainment facility unaffiliated with the Casino Operator that may offer food to the general public.

         10.3. No Lodging. The Casino Operator shall not, to the extent prohibited by State law (a) offer lodging in the Casino or (b) engage in any practice or enter into any business relationship to give any hotel or lodging facility any advantage or preference not available to all similarly situated hotels or lodging facilities. To the extent required by State law, the Casino Operator shall obtain the approval of the Gaming Board prior to entering into any contract with any hotel or lodging facility.

         10.4. Prohibited Contacts with Public Officers. The Casino Operator shall not engage in any business activity with any person whom the Casino Operator knows or should know is a public officer as defined in R.S. 42:1, including but not limited to those business activities described in R.S. 27:261 except as a patron in the Casino. The Casino Operator and the Casino Manager shall not make campaign contributions to any person seeking election or re-election to a public office as defined in R.S. 42:1. Nor shall the Casino Operator make a contribution, loan or expenditure on behalf of a political candidate or group connected thereto or as otherwise prohibited by the Casino Act, the Governmental Requirements and the Rules and Regulations. The Casino Operator and Casino Manager shall further comply with all restrictions on direct and indirect campaign contributions under State law as it may be amended from time to time.

         10.5. Improper Activities. The Casino Operator shall not divert or "skim revenues" in violation of R.S. 27:262 or engage in illegal activities or reduce competition from other gaming entities in violation of R.S. 27:240(l)(b) or conduct Games or Gaming Operations so as to prevent guests from patronizing local businesses other than the Casino in violation of R.S. 27:240(l)(c).

         10.6. Prohibited Sale of Certain Products. To the extent prohibited by State law or the Rules and Regulations, the Casino Operator shall not engage in the sale of products that are not directly related to Games or Gaming Operations.

         10.7. Exclusion and Detention of Certain Persons. In order to effectuate the policies of the Casino Act and in order to effectively maintain strict regulation of Games and Gaming Operations, the Casino Operator shall not knowingly admit and shall exclude and eject from the Official Gaming Establishment, all persons whose presence in the Casino is determined by the Gaming Board by Notice to the Casino Operator to pose a threat to the interests of the State, the Gaming Board, licensed gaming or all of them. The Casino Operator shall further use its best efforts to provide security for the detection and prevention of offenses against patrons. In connection with these requirements, and in accordance with the legislative mandates in R.S. 27:239, 244(A)(6), 240(3), 265 and 260 to 264, in the event the Casino Operator, Casino Manager, or their employees and agents, have reasonable cause to believe that a Person at the Casino: (a) is or has violated any provision of the Casino Act or the Rules and Regulations; (b) is subject to exclusion or ejection pursuant to the Involuntary Exclusion List as provided in the Rules and Regulations; (c) has engaged in an act that is subject to the ejectment criteria as provided in the Rules and Regulations; or (d) is or may be threatening the safety or welfare of any patron or employee within the Casino, the Casino Operator, Casino Manager and their employees or agents may escort such Person to an approved Security Officer for questioning and, if appropriate, notification and turnover to regulatory or law enforcement authorities, including, without limitation, the Gaming Board, the New Orleans Police Department or the State Police. In connection with any detention and questioning of a Person as provided herein, the Casino Operator shall ensure that there is surveillance coverage of any detention and questioning. The Gaming Board, as promptly as possible following the execution of the Casino Operating Contract, shall promulgate regulations to implement the terms of this Section.

         10.8. Environmental Laws. The Casino Operator shall not cause, permit or allow any violation of any Environmental Laws on, about or beneath the Casino. The Casino Operator shall obtain all permits and approvals necessary under the Environmental Laws in connection with the remodeling, demolition or construction of the Casino.

         10.9. Other Prohibited Activities. The Casino Operator shall not engage in any other activity or activities prohibited by the Casino Act, this Casino Operating Contract, the Rules and Regulations or the Governmental Requirements. The Casino Operator and the Casino Manager shall not knowingly employ, or enter into a consulting agreement with, a person who was the Mayor or a City Council member of the City during 1993 or any managerial level employee of or consultant to the City and who provided services to the City of New Orleans relating to the negotiation and execution of the Casino Lease. The employment or consulting prohibition in the previous sentence shall end with respect to a person two years after termination of the person's employment or consulting relationship with the City.

                       ARTICLE XI. DESIGN AND CONSTRUCTION


         11.1. Casino Design. The Casino Operator has presented to the Gaming Board and the Gaming Board has approved, the Casino Operator's program plans for the Casino, as more fully identified in Exhibit A as "Approved Program Plans" attached hereto and by this reference incorporated herein. The Casino Operator shall cause the Casino Operator's Architect to prepare the Design Development Documents and the Construction Documents relating to the first and second floor changes for the Casino. The Design Development Documents and the Construction Documents shall be consistent with the Approved Program Plans for the Casino attached hereto as Exhibit A and with sound architectural and engineering practices. Upon completion of the Construction Documents for the Casino, reproducible copies of the Construction Documents shall be submitted to the Gaming Board and its authorized representative, as further detailed in Section 11.12 - "Reports and Monitoring." The Gaming Board and its representative shall have access to said documents and their preparers for plan review during the Design Development and Construction Document preparation phases.

         11.2. Casino Construction. The Casino Operator shall, at its sole cost and expense, cause the Casino to be constructed in substantial conformity to the Casino Construction Documents.

         11.3. Poydras Street Support Facility and Poydras Tunnel Construction. The Casino Operator shall, at its sole cost and expense, cause the Poydras Street support facility and the Poydras tunnel to be constructed in conformity with the Poydras Street support facility Construction Documents and Poydras tunnel Construction Documents, respectively.

         11.4. Effect of Delivery. Any delivery of Design Development Documents or the Construction Documents contemplated hereby or described herein shall not deprive the Casino Operator or the Casino Operator's Architect of the right to retain the originals or other reproducible copies of the Design Development Documents or the Construction Documents, as the case may be, or the right to re-use information contained therein.

         11.5. Changes to Construction Documents. The Casino Operator shall obtain prior approval from the Gaming Board of any Material Change to the Design Development Documents set forth in Section 11.1 - "Casino Design" or the Construction Documents in accordance with the procedures set forth in Section
11.6 - "Material Change Approval Procedure." Changes to the Design Development Documents or the Construction Documents not constituting a Material Change may be made by the Casino Operator from time to time without approval, provided that the Casino Operator delivers documentation of all changes to the Gaming Board within a reasonable period of time following completion of the documents.

         11.6. Material Change Approval Procedure.

              (a) The Casino Operator may from time to time submit to the Gaming Board for approval Material Changes to the Design Development Documents or the Construction Documents, as the case may be. Each request for approval shall be in writing and shall include a detailed description of the requested change or, if applicable or requested, drawings from the Design Development Documents or plans and specifications from the Construction Documents relating to the requested change and shall contain a certification by the Casino Operator and its applicable contractor of the effect upon time and costs to complete. The Gaming Board shall not withhold its consent to a proposed change required by Governmental Requirements.

              (b) Promptly after receipt of a request for approval of a proposed Material Change, the Gaming Board shall notify the Casino Operator in writing whether the proposed

Material Change is approved, approved as noted or disapproved. A notice of disapproval shall describe in reasonable detail the reasons for the disapproval. If the Gaming Board fails to so Notify the Casino Operator in writing in a reasonable time after receipt of the proposed Material Change, the proposed Material Change shall be deemed approved, unless the Gaming Board has notified the Casino Operator of the necessity for additional time.

              (c) If the Gaming Board disapproves a proposed Material Change, the Casino Operator may, at its option, (i) abandon the proposed Material Change, (ii) resubmit to the Gaming Board for its approval one or more revised versions of the proposed Material Change, or (iii) notify the Gaming Board in writing that the Casino Operator contends the Gaming Board has unreasonably withheld its approval of the proposed Material Change. If the Casino Operator resubmits a revised version of the proposed Material Change, the submission shall be treated as a new request for approval and shall be governed by the procedures described above in this Section 11.6 - "Material Change Approval Procedure." If the Casino Operator notifies the Gaming Board that it contends the Gaming Board has unreasonably withheld its approval, the Casino Operator and the Gaming Board shall diligently and in good faith attempt to resolve the dispute. If the Casino Operator and the Gaming Board are unable to resolve the dispute within a reasonable period after receipt by the Gaming Board of the Casino Operator's notice, the Casino Operator may, at its option, either abandon the disputed Material Change or appeal the Gaming Board's decision in accordance with the Casino Act.

              (d) The Casino Operator may at its own risk start the work called for by any changes to the Construction Documents for which approval of the Gaming Board is required and for which approval of the Gaming Board is pending or disputed. However, if the necessary approval is not subsequently obtained, the Casino Operator shall, at the request of the Gaming Board, restore any work that does not conform to the requirements of this Casino Operating Contract.

         11.7. Disclaimer of Representations and Prohibited Reliance. The Casino Operator acknowledges that the Gaming Board has made no representation that the contemplated work can be constructed within the required time periods or within proposed budgets or that proposed Financing and other sources of funding will be sufficient to complete the construction of the work as required or that the design professionals or Contractors engaged by the Casino Operator are sufficiently skilled to accomplish the construction or work on time, within budget or as required by the General Development Agreement. Neither the Casino Operator nor any other Person, including a lender, may rely on any approval given by the Gaming Board or its representatives in connection with the exercising of the Gaming Board's construction approval rights.

         11.8. Compliance with Governmental Requirements. The work described above shall fully and strictly conform in all respects with all Governmental Requirements, including but not limited to federal, state and local regulation and building and life-safety codes.

         11.9. Delivery of Notice. The Casino Operator shall deliver to the Gaming Board a full and complete copy of any notice or other demand for compliance which may be received by the Casino Operator from the Landlord or delivered by the Casino Operator to the Landlord.

         11.10. Commencement Dates. The Casino Operator shall cause construction of the Casino to re-commence no later than the date required therefor by Section
9.29 - "Timetables and Outside Dates."

         11.11. Completion Dates. Once the required construction has re-commenced, the Casino Operator shall prosecute the construction diligently to completion. The Casino Operator shall cause the Completion Date for the Casino to occur no later than the date required therefor by Section 9.29 - "Timetables and Outside Dates."

         11.12. Reports and Monitoring. From the date construction re-commences, the Casino Operator shall provide a written progress report to the Gaming Board on a monthly basis, which shall describe in reasonable detail the status of preparation of the Construction Documents for the Casino and the progress of construction, as appropriate. In addition, during the period of construction of the Casino, an authorized representative of the Gaming Board shall have the right to conduct on-site monitoring, at the expense of the Casino Operator as set forth at the end of this Section 11.12 - "Reports and Monitoring", to confirm that construction is proceeding in accordance with this Casino Operating Contract. During the construction phase of the Casino, the Casino Operator shall deliver the following to the Chairman:

              (a) a copy of all required building permits for the Casino and for all other construction work required by this Casino Operating Contract;

              (b) a copy of each request for advance of construction draws by the General Contractor to the Casino Operator and by the Casino Operator to the applicable lender or fund in conformance with A.I.A. documents;

              (c) certificates of payments;

              (d) schedule of values which has been approved by all persons whose approval is required;

              (e) a copy of all change orders approved by the Casino Operator and the general contractor to the general construction contract, the contract to provide FF&E, and the contract to provide security and surveillance, provided however a Material Change shall be subject to approval by the Gaming Board;

              (f) a true copy of the general construction contract for the Casino; the contract for the fixtures, furniture, and equipment of the Casino, and the contract for the security and surveillance together with all copies of any amendments to such contracts; and

              (g) copies of any notice of defaults from the City, Rivergate Development, and any contractor or lender. To provide sufficient funds to the Gaming Board for its monitoring of construction, the Casino Operator shall pay to the Gaming Board the sum of Eleven Thousand Three Hundred Sixty-Three and 64/100 Dollars ($11,363.64) per month beginning one month from the execution of this Casino Operating Contract and ending the month in which the Date of Substantial Completion occurs.

              ARTICLE XII. FINANCIAL AND ACCOUNTING RECORDS, ACCESS
                   AND REPORTING REQUIREMENTS, CONFIDENTIALITY

         12.1. Financial and Accounting Records. The Casino Operator shall maintain and keep, or shall cause to be maintained and kept, full, complete and accurate Books and Records, of all business conducted or transacted in, upon or from the Casino, including but not limited to all business and Gaming Operations conducted by the Casino Operator, the extension of credit to Casino patrons and other information which may reasonably assist the Gaming Board in performing its duties under this Casino Operating Contract, including determining the amounts of the payments due and to be paid by the Casino Operator to the Gaming Board and in determining whether the Casino Operator is in compliance with this Casino Operating Contract, the Internal Control System, the Rules and Regulations and the Essential Agreements. The Books and Records shall be maintained in accordance with the Rules and Regulations of the Gaming Board. The Casino Operator shall also provide to the Gaming Board, without cost or charge, detailed information and instructions concerning use of and access to the Books and Records including an index, if an index exists. The Casino Operator shall observe the record retention and storage policies required by the Rules and Regulations and the Governmental Requirements.

         12.2. Financial Statements and Quarterly Meetings. Within forty-five
(45) Days following the end of each Fiscal Quarter, the Casino Operator shall provide to the Gaming Board complete, accurate and unaudited Fiscal Quarter Financial Statements of the business and Gaming Operations undertaken from or concerning the Casino said reporting to be done in accordance with the Rules and Regulations. The Casino Operator shall also provide the Gaming Board or its authorized representative audited Quarterly Statements on Gross Gaming Revenue with said reporting to be done in accordance with Rules and Regulations. The Fiscal Quarter Financial Statements shall be prepared in accordance with GAAP and shall be Certified as accurate by the Casino Operator and by the Casino Manager. Within ninety (90) Days after the end of each calendar year, the calendar year Financial Statements audited by the Independent CPA shall be provided to the Gaming Board. The form for the Fiscal Quarter

Financial Statements and calendar year Financial Statement reporting will be prescribed in the Rules and Regulations. Within ten (10) Days of the delivery of each Fiscal Quarter Financial Statement, but in no event later than fifty-five
(55) Days following the close of each Fiscal Quarter and within ten (10) Days after delivery of each calendar year Financial Statement, but in no event later than one hundred (100) Days following the close of each calendar year, the Financial Statements shall be explained to the Gaming Board by the Casino Operator. Before each Fiscal Quarter, the Casino Operator shall also provide the Gaming Board, through it's Chairman, with the following additional information:

              (a) A ninety (90) day or Fiscal Quarter projection for revenue and expenses; and

              (b) A statistical analysis of Games and Gaming Operations at the Casino for the preceding Fiscal Quarter. The Casino Operator shall further provide the Gaming Board with such other reports as required by the Rules and Regulations.

         12.3. Expiration or Termination Audit. In addition to the Fiscal Year Financial Statements prepared during the Term, the Financial Statements for the Last Fiscal Year of the Term shall be audited at the expiration or termination of this Casino Operating Contract.

         12.4. Public Company Disclosure. Notwithstanding the foregoing, if the Casino Operator, or any Affiliate is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, there shall be no requirement to submit to the Gaming Board a quarterly or annual Financial Statement until the statement or the information therein becomes a matter of public record by the inclusion of the statement or the information therein in a report filed with the Securities and Exchange Commission, provided, however, this provision shall not limit the Gaming Board's review and audit rights under this Casino Operating Contract.

         12.5. Review and Audit. The Casino Operator shall notify the Gaming Board in writing at least twenty (20) Days prior to the date that the Independent CPA will commence the calendar year audit. The Gaming Board shall have the right (through its employees or agents or through outside auditors, accountants, attorneys or other consultants) to review the Books and Records at any time, without prior notice or demand and shall have the right, during the time that the Independent CPA is conducting the Annual Audit to participate with the Independent CPA, and independently to examine, audit, inspect and transcribe the Books and Records of the Casino Operator and the Casino Manager. If, upon completion of an audit conducted by the Gaming Board, the audit reveals that the Casino Operator has understated Gross Gaming Revenue or any other material financial information or has failed to pay to the Gaming Board all sums due to the Gaming Board by the Casino Operator, then the Casino Operator shall pay to the Gaming Board, within seven (7) Days after demand, sums as are due to the Gaming Board together with interest at the Default Interest Rate. If the amount of the understatement exceeds two percent (2%) of the amounts due for the period subject to the audit, the Casino Operator shall pay to the Gaming Board the actual cost to the Gaming Board of the Gaming Board's audit. Nothing contained in this Section shall prevent the Gaming Board from exercising any other remedy available to address underpayments including the imposition of incremental fines or penalties upon the Casino Operator, the Casino Manager or any Person found responsible for an underpayment to the Gaming Board.

         12.6. Cooperation with the Legislative Auditor. The Legislative Auditor, or persons designated by him, shall have the right to audit or review the Books and Records of the Casino Operator and/or Casino Manager subject to and in accordance with Governmental Requirements. The Casino Operator and Casino Manager shall cooperate fully in connection with any audit of the Casino Operator or Casino Manager by the Legislative Auditor. The Legislative Auditor will maintain the confidentiality of information as required by the AICPA Code of Professional Conduct, Section 3.01, and the terms of R.S. 24:513(f) and (h). Nothing in this Casino Operating Contract shall restrict or enlarge the review and audit rights of the Legislative Auditor as provided by this Casino Operating Contract or by applicable law.

         12.7. Public Records Access. The Casino Operator acknowledges that records obtained by the Gaming Board may be subject to public disclosure as required by R.S. 27:237 and R.S. 27:21 and other applicable "public records" and "freedom of information" laws or regulations as such laws and regulations presently exist and as they may be amended from time to time. To the extent deemed confidential by State law, the Gaming Board agrees to treat the Books and Records, Financial Statements and other financial information (collectively, the "Information") received or obtained from the Casino Operator, the Casino Manager or their respective Affiliates as confidential provided that the Casino Operator, the Casino Manager or their respective Affiliates have treated and handled the same as confidential by marking or otherwise designating the Information as confidential in a visible manner reasonably calculated to provide actual notice to the Gaming Board of confidential status and by taking due care to prevent disclosure of the Information except to authorized persons. Confidential Information or data which is obtained by the Gaming Board shall not be released or revealed, in whole or in part, except in the course of the proper administration of the Gaming Act or as otherwise provided by law. Notwithstanding any entitlement to status as "confidential" of any Information provided to it by the Casino Operator or obtained by the Gaming Board from any source, the Gaming Board shall have the complete right to provide any Information which it possesses to:

              (a) the Louisiana State Police, Gaming Division and the Louisiana Attorney General, Gaming Division, both in connection with their responsibilities under the Casino Act; and

              (b) any law enforcement agency in connection with any violation or perceived violation of this Casino Operating Contract, the Rules and Regulations, the Internal Control System or Governmental Requirements; and

              (c) other Gaming Authorities having regulatory supervision over the Casino Operator, the Casino Manager, their respective Affiliates or any Person in a Control Relationship with any of them; and

              (d) any court or other tribunal in connection with the enforcement of the Gaming Board's rights under this Casino Operating Contract or under the Casino Act or the Rules and Regulations; and

              (e) the Gaming Board's representatives, including but not limited to accountants, auditors, employees, agents, attorneys and consultants, provided that any such disclosure shall be limited to information that in the Gaming Board's opinion is required to be disclosed under the circumstances. The Gaming Board shall take steps reasonably designed to protect the confidentiality of confidential information.

              (f) The Gaming Board, as promptly as possible following the execution of this Casino Operating Contract, shall promulgate regulations elaborating on the public records and confidentiality sections in R.S. 27:237 and R.S. 27:21 to enhance and preserve the public trust in the regulatory process while also facilitating the free flow of information of the Casino Operator, Casino Manager and their employees and Affiliates that is not otherwise publicly available and is deemed confidential by State law. At a minimum, such regulations shall (i) establish procedures for the release of public records to the public, and (ii) protect against public disclosure of Information deemed confidential under R.S. 27:237 and/or R.S. 27:21, including any such confidential Information obtained in a background investigation or a continuing investigation of the suitability of any Person. The term "background investigation" shall include the Gaming Board's continuing investigation of the Casino Operator or Casino Manager, and any applicants, licensees, permittee or Person required to be found Suitable.

         12.8. Errors in Financial and Accounting Records Resulting in Overpayment to the Gaming Board. If an audit by the Independent CPA discloses errors that resulted in an overpayment of sums due to the Gaming Board pursuant to this Casino Operating Contract, and if the Gaming Board Approves the proposed adjustment, or if an audit by the Gaming Board discloses errors that resulted in an overpayment of sums due to the Gaming Board pursuant to this Casino Operating Contract, the Gaming Board shall refund the amount of the overpayment to the Casino Operator within thirty (30) Business Days after the Gaming Board receives the results of and approves such audit. If the Gaming Board's available resources at the time repayment is due are not sufficient to permit repayment in full, the Gaming Board may allow the Casino Operator to deduct the amount of the overpayment and interest from the next ensuing Daily Payment.

                        ARTICLE XIII. FUNDS AND FINANCING


         13.1. Financing. The Casino Operator shall provide all funds necessary to comply with this Casino Operating Contract through its own resources or through Approved Financing with a Suitable Lender.

         13.2. Amount of Initial Plan Financing. The Casino Operator shall have obtained Initial Plan Financing as of the Plan Effective Date.

         13.3. Source of Initial Plan Financing. The Casino Operator shall raise Initial Plan Financing as described in the Plan.

         13.4. Evidence of Initial Plan Financing. The Casino Operator shall be deemed to have obtained Initial Plan Financing when the equity contributions required by the Plan and the balance of the amount of the Initial Plan Financing has been funded to the Casino Operator or committed under a legally binding agreement subject to no exceptions other than those exceptions which have been Approved by the Gaming Board which shall occur as of or before the Plan Effective Date. By executing this Casino Operating Contract, the Gaming Board shall be deemed to have Approved the Initial Plan Financing, including the terms and conditions of all related agreements, with such approval including all approvals required by the Rules and Regulations for the Initial Plan Financing.

         13.5. Financing Representations; Restrictions. The Casino Operator shall not represent to any Person that the Gaming Board or the State is, or in any way may be, liable or responsible for any of the representations or obligations of the Casino Operator in connection with any Financing, including but not limited to public or private offering of securities. If the Casino Operator or its Financing Affiliate shall at any time sell or offer to sell any securities issued by the Casino Operator or its Financing Affiliate, whether by prospectus or otherwise, that relate to the Casino or its operations, it shall do so only in full compliance with all applicable federal and state securities laws and shall disclose to all prospective purchasers and offerees that neither the Gaming Board nor the State shall in any way be deemed to be an issuer or underwriter of any such securities and that the Gaming Board, its directors, officers, agents, employees, attorneys, accountants and other professional consultants and the State have not assumed and shall not have any liability arising out of or related to the sale or offer of any such securities, including without limitation, any liability or responsibility for any financial statements, projections or other information contained in or omitted from any prospectus, placement memorandum or similar written or oral communication. The Casino Operator, shall defend, indemnify and hold the Gaming Board harmless from any and all Claims relating to a breach of the Casino Operator's obligations under this Section in accordance with the provisions of Article XVIII "Indemnification" hereof.

         13.6. Limitations on Financing. The Casino Operator or its Financing Affiliate may obtain Debt after the Initial Plan Financing is obtained only from a Suitable Lender and with the Approval of the Gaming Board, provided that the Gaming Board Approval shall not be required in connection with any Financing (whether secured or unsecured) that is obtained from a Suitable Lender and that meets any one or more of the following conditions:

              (a) the principal amount of Debt incurred in the Financing does not exceed the sum of (i) debt retired with proceeds of the Financing, (ii) the projected cost of capital improvements to be funded with proceeds of the Financing; and (iii) customary transaction costs relating to the Financing; or

              (b) the pre-tax cash flow of the Casino Operator for the twelve-month period ending on the last day of the calendar quarter preceding the calendar month in which the Financing occurs is not less than one and twenty-five hundredths (1.25) times the amount of annual interest payable with respect to Secured Debt incurred in the Financing; or

              (c) the Financing is permitted by the Rules and Regulations without prior Approval by the Gaming Board and is from a Suitable Lender, provided that the Financing must meet all of the requirements imposed by the Rules and Regulations.

         13.7. Capital Replacement Fund.

              (a) Beginning after the Casino Opening Date, the Casino Operator shall establish or cause to be established a reserve for Capital Replacements in accordance with this Section 13.7 (the "Capital Replacement Fund"). Commencing on the first full calendar month after the Casino Opening Date, and monthly thereafter, the Casino Operator shall deposit (a) one-twelfth (1/12) of Three Million Dollars ($3,000,000) for each month during the first year following the opening of the Casino, (b) one-twelfth (1/12) of Four Million Dollars ($4,000,000) for each month during the second year after the opening of the Casino, (c) one-twelfth (1/12) of Five Million Dollars ($5,000,000) for each month during the third year after the opening of the Casino, and (d) two percent (2%) of monthly gross gaming revenue and gross non-gaming revenue for each month during each ensuing year thereafter as required by the Casino Management Agreement. It is intended that this Capital Replacement Fund and the Capital Replacement Fund maintained pursuant to the Casino Lease shall be the same and are not separate funds. Any amounts in the Capital Replacement Fund maintained pursuant to the Casino Lease shall satisfy and reduce the amounts of the Capital Replacement Fund required pursuant to this Section 13.7 - "Capital Replacement Fund."

              (b) In accordance with each Annual Business Plan (as it may be modified in accordance with the Casino Management Contract), the Capital Replacement Fund shall be established as a segregated account and shall be used first for any necessary Capital Replacements to the Casino and the Support Facilities. Any amounts remaining in the Capital Replacement Fund at the close of each Fiscal Year shall be carried forward and retained in the Capital Replacement Fund. If the amount in the Capital Replacement Fund is insufficient at the time the funds are planned for expenditure in accordance with the Annual Business Plan (as it may be modified in accordance with the Casino Management Contract), the Casino Operator shall supply or cause to be supplied such additional funds as may be required by deposit into the Capital Replacement Fund within thirty (30) days following notice of the shortfall or deficit. Notwithstanding the foregoing, at the end of any calendar year, and after payment of all capital improvements and replacements for the calendar year, if
(i) the Capital Replacement Fund balance exceeds Twenty Five Million Dollars ($25,000,000) (adjusted for changes in the CPI), and (ii) the capital replacement expenditures planned for the ensuing calendar year, less the Casino Operator's anticipated contributions to the Capital Replacement Fund for such ensuing calendar year, are equal to or less than Twenty Five Million Dollars ($25,000,000) (adjusted for CPI), the Casino Operator may withdraw the excess amount from the Capital Replacement Fund. The amount in the Capital Replacement Fund can be reduced with the Approval of the Gaming Board.

              (c) All net cash proceeds from the sale of capital items from the Casino no longer needed in the operation of the Casino shall be deposited into the Capital Replacement Fund unless otherwise Approved by the Gaming Board; provided, however, this Section 13.7(c) shall not apply if the Casino Operator uses such proceeds to acquire replacement items.

              (d) Upon the expiration or termination of this Casino Operating Contract, the balance in the Capital Replacement Fund shall be first used to restore the Casino to first class condition, reasonable wear and tear excepted. Upon any expiration or termination of this Casino Operating Contract that results in the inability to use the Casino Operator's or Casino Manager's trade names, trademarks or system marks (collectively the "Marks") in connection with the operation of the Casino, and if the Casino Lease is terminated as a result thereof, the balance in the Capital Replacement Fund shall also be used to effectuate the replacement and removal of the Marks from the Casino. So long as there then exists no Event of Default and no other monies are due to the Gaming Board, in the event of the expiration of termination of this Casino Operating Contract, the balance in the Capital Replacement Fund, if any, may be paid over to the Casino Manager or Leasehold Mortgagees, as their interests may appear, or retained by the Casino Operator.

              (e) Notwithstanding the Casino Operator's obligation to maintain the Casino and related amenities in a "first class condition" as set forth in this Casino Operating Contract, with respect to Capital Replacements, the Casino Operator's obligations shall be measured in comparison to other casinos located in the United States of America. The Casino Operator shall make or shall cause to be made all Capital Replacements necessary to maintain this standard regardless of the amount allocated to or contained in the Capital Replacement Fund. If the Gaming Board determines that the required standard is not being maintained, the Gaming Board shall provide the Casino Operator with written notice to that effect specifying the deficiencies in reasonable detail. The Casino Operator may appeal the decision of the Gaming Board in accordance with the Casino Act. It is only upon the failure of the Casino Operator to implement the court's decision concerning Capital Replacements within the time frames set forth in the decision that an Event of Default for such failure shall exist and be treated as such under Article XX - "Casino Operator's Default."

                             ARTICLE XIV. INSURANCE


         14.1. Property and Casualty Insurance Coverage. The Casino Operator, at its sole cost and expense, commencing on the Plan Effective Date and through the remainder of the Term, shall keep the Casino insured, through an insurance company or companies authorized to do business in Louisiana having an A-M Best Rating of A-:VIII or better, for the mutual benefit of the Casino Operator as the named insured, and the Gaming Board, the Landlord and each Leasehold Mortgagee as additional insureds (to the extent of their insurable interest), against loss or damage by fire, explosion, lightning, and other risks embraced by coverage of the type now known as the broad form of extended coverage, including, but not limited to, riot and civil commotion, smoke, windstorm, aircraft, vehicle, strike, riot, and vandalism and malicious mischief with additional coverage for broad form water damage, sprinkler leakage, flood, boiler and machinery and against such other risks or hazards as consistent with industry standards in an amount not less than one hundred percent (100%) of the then full replacement cost of the Casino (exclusive of the cost of undamaged excavations, foundations and footings) without deduction for physical depreciation. The peril of flood applicable to improvements will be insured in the amount of Fifty Million Dollars ($50,000,000) for the Casino. The full replacement cost of the Casino shall be appropriately recalculated at regular intervals no less frequently than annually, unless there is a material change to the Casino. Such policy or policies may include a deductible of not more than One Million Dollars ($1,000,000) per occurrence, exclusive of the perils of windstorm and flood. For windstorm, the deductible shall be Two Million Five Hundred Thousand Dollars ($2,500,000), unless the Gaming Board Approves a higher deductible amount because of commercial unavailability. For flood insurance, the deductible, after purchase of the limits available from the National Flood Insurance Program, shall be Five Hundred Thousand Dollars ($500,000). The Casino Operator shall be solely responsible for all losses within the deductibles, if any. The Casino Operator, at its sole cost and expense, shall also maintain insurance to cover the Casino Operator's contractual indemnity obligations undertaken in this Casino Operating Contract but only insofar as such obligations relate to indemnities for personal injury, death or property damage.

         14.2. Builder's Risk Insurance. During the construction of the improvements pursuant to the General Development Agreement, the Casino Operator shall maintain or cause to be maintained Builder's Risk Insurance on an "All Risk" form, including fire and extended coverage. The deductible shall not exceed One Hundred Thousand Dollars ($100,000) per occurrence. For flood, the deductible, after purchase of the limits available from the National Flood Insurance program, shall not exceed Five Hundred Thousand Dollars ($500,000).

         14.3. Adjustments to Policy Limits and Deductibles. The specific policy limits and deductibles provided above with respect to property and casualty policies including builders risk insurance (as adjusted for changes in industry standards) shall be increased periodically to an amount that represents the equivalent, after inflation, of the sums hereinabove specified consistent with industry standards.

         14.4. Liability Insurance. The Casino Operator with the Gaming Board, the Landlord, the City and each Leasehold Mortgagee as additional insureds and Casino Operator as the named insured, shall maintain or cause to be maintained with an insurance company or companies authorized to do business in Louisiana having an A.M. Best Rating of A-:VIII or better during the Term of this Casino Operating Contract with respect to the Casino, the following:

              (a) General Aggregate Limit (other than Products-Completed Operations) - Two Million Dollars ($2,000,000)

              (b) Products-Completed Operations Aggregate Limit - Two Million Dollars ($2,000,000)

              (c) Commercial General Liability insurance on an "occurrence basis" against claims for bodily injury, death or property damage occurring upon, in or about the Casino or any elevators or any escalators therein and on, in or about the non-public streets and passageways on the Casino. The insurance required to be maintained by the Casino Operator under this subsection (i) shall afford immediate minimum protection in the amount specified below on the Plan Effective Date and (ii) at all times thereafter shall have such limits as may be necessary consistent with industry standards. As of the date of this Casino Operating Contract, the limits of liability under such insurance are the following:


Type of Coverage                                                     Minimum Policy Limits
----------------                                                     ---------------------

General Aggregate Limits (other than Products-Completed Operations)      $2,000,000
Products-Completed Operations Aggregate Limits                           $2,000,000
Personal and Advertising Injury Limit                                    $1,000,000
Each Occurrence Limit                                                    $1,000,000
Fire Damage Limit                                                        $   50,000
Medical Expense Limit                                                    $    5,000



              (d) Boiler and pressure vessel insurance including air tanks, pressure piping and major air conditioning equipment provided the Improvements contain equipment of the nature ordinarily covered by such insurance and for an amount not less than Fifteen Million Dollars ($15,000,000) or such larger sum as the Gaming Board may require from time to time in accordance with industry standards.

              (e) Comprehensive Motor Vehicle Liability Insurance with limits of not less than One Million Dollars ($1,000,000) combined single limit bodily injury liability and property damage. Coverages are to include all owned, hired and non-owned vehicles.

              (f) Workers' Compensation and Employers' Liability Insurance in accordance with Louisiana statutory limits, including any and all State Endorsements which will provide coverage for claims under both the Louisiana Workers' Compensation Act and, when applicable, the Federal Longshoremen's and Harbor Workers' Compensation Act with United States statutory limits. The limits of liability under the Employers' Liability Section of the Workers' Compensation and Employers' Liability insurance policy or policies required hereunder shall be in the amount of One Million Dollars ($1,000,000). The Workers' Compensation and Employer's Liability Insurance may be self-insured if the self-insurance plan complies with Louisiana law.

              (g) Commercial Umbrella Liability Insurance in excess of the coverages described in Commercial General Liability, Business Automobile Liability and Employers Liability above, with limits of not less than Seventy Five Million Dollars ($75,000,000) and a self-insured retention of not more than Fifty Thousand Dollars ($50,000).

         14.5. Contractor Insurance. Casino Operator shall require each Contractor under a Contractor Agreement engaged during construction or alterations on the Casino Premises to provide and maintain, during such time, at no cost or expense to the Gaming Board such insurance that will name as additional insureds and protect the Gaming Board and the Casino Operator, Rivergate Development, the City and each Leasehold Mortgagee from any and all claims for damage to public or private property or personal injury or death to the employees of the Contractor, or to any members of the public, that may arise from any or all operations under the contract between the Casino Operator and the Contractor or to any of their respective subcontractors. The insurance required by this Section shall comply with all of the general requirements applicable to the coverages required by Section 14.2 - "Builder's Risk Insurance" and Section 14.4 - "Liability Insurance", and such insurance coverage provided by any Contractor pursuant to this paragraph must be issued by an insurance company authorized to do business in Louisiana and having an A.M. Best rating of A-:VIII or better. The insurance coverages required hereby shall extend to all occurrences that are the result of or arise from work performed by or under such Contractor, provided, however, that products and completed operations coverages shall extend for a period of two (2) years after the date on which such work is completed. Nothing contained in the foregoing provisions of this Section shall be construed as requiring any such Contractor to maintain the coverage required during any period of time during which the contract has been suspended or after such time as the contract has been terminated or completed.

         14.6. Other Contractor Insurance. The Casino Operator shall require contractors other than Contractors ("Other Contractors"), prior to commencing work, to provide to the Casino Operator proof of the following insurance coverages required by this Casino Operating Contract. Insurance is to be placed with insurers authorized to do business in the State with an A. M. Best's rating of no less than A: VI. This rating requirement will be waived for the workers' compensation coverage and policies written through Lloyds of London or Institute of London Underwriter (ILU) companies. The Casino Operator will in turn furnish Certificates of Insurance to the Gaming Board regarding such insurance coverage.

                  All such insurance provided under this Section 14.6 - "Other Contractor Insurance" will name as additional insureds and protect the Gaming Board and Rivergate Development from any and all claims for damage to public or private property or personal injury or death to the employees of the Other Contractor, or to any members of the public, that may arise from any or all operations under the contract between the Casino Operator and the Other Contractor or to any of the subcontractors of the Other Contractor.

                  All such insurance policies shall require thirty (30) days prior notice of cancellation to be given to the Casino Operator and all additional insureds by registered mail, return receipt requested. All notices will name the Other Contractor and any subcontractor and identify the contract.

              Insurance coverage specified in ALA Document A 201, 1987 Edition will be provided by the Other Contractors, and any other insurance described below shall be furnished with the following minimum limits:

              (a) Workers' Compensation. Statutory - in compliance with the Compensation Law of the State.

              (b) Commercial General Liability Insurance with a Combined Single Limit Per Occurrence for Bodily Injury and Property Damage: This insurance shall include coverage for bodily injury and property damage for the seven (7) coverages listed below unless the Gaming Board approves the Casino Operator's request that such insurance coverage should be waived because said insurance is not applicable to the work and/or not commercially available. The seven (7) coverages are:

                  (i) Premises - Operations;

                  (ii) Broad Form Contractual Liability;

                  (iii) Products and Completed Operations;

                  (iv) Use of Contractors and Subcontractors;

                  (v) Personal Injury;

                  (vi) Broad Form Property Damage; and

                  (vii) Explosion, Collapse and Underground (XCU) Coverage.

On the certification of insurance, under the description of operations, the following wording is required: THE AGGREGATE LOSS LIMIT APPLIES TO EACH PROJECT, or a copy of ISO form CG2503 (Ed. 11-85) shall be submitted.

         The combined single limit (CSL) amount of insurance required shall be:




                                                                   Contracts       Contracts
                                                Contracts Under    $100,001 --     Over
 New Buildings and Renovation                       $100,000       $1,000,000      $1,000,000
------------------------------                  ---------------    -----------     -----------

Each Occurrence/Minimum Limit                      $  500,000      $1,000,000      $3,000,000

Aggregate  (Applicable to this Contract ONLY)      $  500,000      $1,000,000      $3,000,000




              (c) Business Automobile Liability Insurance. This coverage shall have a combined single limit of One Million Dollars ($1,000,000) per occurrence for bodily injury and property damage, unless otherwise indicated. This insurance shall include for bodily injury and property damage the following coverages:

                  (i) Owned automobiles;

                  (ii) Hired automobiles; and

                  (iii) Non-owned automobiles.

              (d) Owner's and Contractor's Protective Liability Insurance shall be furnished by the Other Contractor as indicated below:




                                    Contracts        Contracts        Contracts
           All Construction           Under        $100,001 --     Over $1,000,000
                                     $100,000       $1,000,000
           -----------------        ----------     ------------    ------------------
         CSL - Each Occurrence       $500,000       $1,000,000        $3,000,000





              (e) An Umbrella Policy may be used to meet minimum requirements as set forth in Sections 14.6(a) - "Workers Compensation," 14.6(b) - "Commercial General Liability Insurance with a Combined Single Limit Per Occurrence for Bodily Injury and Property

Damage," 14.6(c) - "Business Automobile Liability Insurance" and 14.6(d) - "Owner's and Contractor's Protective Liability Insurance" above.

              (f) All policies of insurance shall be approved by the Casino Operator prior to the inception of any work.

         14.7. Architect and Engineer Insurance. The Casino Operator shall cause its principal architect and engineers subcontracted to the principal architect to obtain and secure Architects' and Engineers' Professional Liability Insurance covering all architectural and engineering services and work performed in connection with the construction of the Casino with coverage limits not less than Ten Million Dollars ($10,000,000) with a deductible of not more than Two Hundred Fifty Thousand Dollars ($250,000) per occurrence. Such policy or policies of insurance shall include coverage for ensuring losses caused by architects' or engineers' errors and omissions. Such policy or policies shall delete exclusions with reference to contractual liability, joint ventures, parks, amusement devices and skateboards whenever applicable provided that such insurance is commercially available.

         14.8. Business Interruption Insurance. Beginning on the Commencement Date and thereafter throughout the Term, the Casino Operator shall maintain, at its sole cost and expense, a policy or policies of Business Interruption Insurance insuring the Casino Operator and naming the Gaming Board as an additional insured (as its interests may appear) against the loss in the amount described below which may be occasioned by a casualty or catastrophe that interrupts the normal business and earnings of the Casino Operator and the Casino Operator's ability to pay the Louisiana Gross Gaming Revenue Share Payments due and to become due under this Casino Operating Contract. Except as otherwise provided in Section

15.3 - "Utilization of Insurance Proceeds," the existence of such insurance coverage shall not relieve the Casino Operator of any payment obligation to the Gaming Board under this Casino Operating Contract when due hereunder. For purposes of this Section 14.8 - "Business Interruption Insurance", the Gaming Board's interest in the proceeds of business interruption insurance for the Casino (unless the Minimum Payment obligation ceases pursuant to Section 1.3 - "Exclusive Contract") shall be Two Hundred Seventy Three Thousand Nine Hundred Seventy-Three Dollars ($273,973) per day minus, in each case, the amount of the Louisiana Gross Gaming Revenue Share Payments actually paid for the same period. In the event the Minimum Payment obligation ceases pursuant to Section 1.3 - "Exclusive Contract" hereof, the obligation to obtain business interruption insurance for the Casino shall also cease.

         14.9. Adjustments to Policy Limits for Liability Insurance. The kinds and types of insurance coverages, the specific policy limits and the deductibles provided above (as adjusted for changes in industry standards) may be changed or increased periodically subject to the Approval and/or requirements of the Gaming Board to an amount which represents the equivalent coverages, limits and deductibles, after inflation and adjusted for changes in the CPI as determined by a risk manager. Notwithstanding the foregoing, the primary limits for liability coverages may be increased through Commercial Umbrella Liability Insurance, where applicable.

         14.10. Form of Insurance and Insurers. All policies of insurance required by this Casino Operating Contract shall be effected under valid and enforceable policies, in such forms as authorized for use in Louisiana and issued by insurers of required responsibility and who are authorized to transact business in Louisiana and shall name the State and the Gaming

Board as additional insureds. Upon the execution of this Casino Operating Contract and thereafter prior to the expiration date of each policy, a copy of each policy or a certificate thereof required to be furnished shall be delivered by the Casino Operator to the Gaming Board.

         If at any time any of the insurance policies required herein shall be or become unsatisfactory to the Gaming Board as to form or substance, or if a company issuing any such policy shall be or become unsatisfactory to the Gaming Board, subject to such rights being exercised only in a commercially reasonable circumstance, the Casino Operator shall cause the Contractor upon notice to that effect from the Gaming Board to the Casino Operator, promptly to obtain a new policy, submit the same to the Gaming Board for Approval and submit a certificate thereof as hereinabove provided.

         In policies of Workers' Compensation and Employer's Liability coverage as required herein, the Casino Operator shall cause the Contractor to secure an agreement from the insurer to waive all rights of subrogation against the State and the Gaming Board, its officers, officials, employees, boards, commissions or volunteers for losses arising from work performed by the Contractor for the Casino Operator.

         14.11. Other Policies. Unless otherwise required by a Leasehold Mortgage, the Casino Operator shall not take out separate insurance concurrent in form, or contributing in the event of loss, with that required in this Article unless the Gaming Board is an additional insured therein, with loss payable as provided in this Casino Operating Contract. The Casino Operator shall notify the Gaming Board of the taking out of any such separate insurance and shall cause the original policies in respect thereof or certificates therefor to be delivered to the Gaming Board.

         14.12. Adjustment of Insurance. All insurance policies required by this
Article XIV - "Insurance" shall provide for loss thereunder to be adjusted with the Casino Operator, and payable to the insured and the additional insureds as their respective interests may appear with respect to any particular casualty resulting in damage or destruction to the Casino.

         14.13. Insurance Notice. Each policy on which the Gaming Board is an additional insured shall, to the extent obtainable, contain a provision that no act or omission of the Casino Operator or the Casino Manager that would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurer so to pay the amount of any loss sustained by the Gaming Board and an agreement by the insurer that such policy shall not be canceled or modified without at least thirty (30) days prior written notice by registered mail, return receipt requested, to the Gaming Board.

         14.14. Keep in Good Standing. The Casino Operator shall observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Casino and the Casino Operator shall so perform and satisfy the requirements of the companies writing such policies so that at all times there shall be a company of good standing willing to write or to continue such insurance. The Casino Operator shall, in the event of any violations or attempted violations of the provisions of this Section 14.14 - "Keep in Good Standing" by any permitted Space Lease Operator, take steps, immediately upon knowledge of such violation or attempted violation, to remedy or prevent the same as the case may be.

         14.15. Blanket Policies. Any insurance coverages required to be provided by the Casino Operator pursuant to this Casino Operating Contract may be effected by a policy or policies of blanket insurance; provided, however, that the amount of the total insurance allocated to the Casino shall be such as to furnish in protection the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other specific insurance provisions and the Casino Operator shall deposit the original policy or policies or a copy thereof or a certificate thereof with the Gaming Board.

         14.16. Change of Circumstances. If any insurance required to be maintained under the Casino Operating Contract is not available at commercially reasonable rates, the Casino Operator shall make good faith efforts to procure alternative insurance. If alternative insurance is not available at commercially reasonable rates, the Casino Operator and the Gaming Board shall negotiate in good faith to arrive at a practical solution that reasonably protects their respective interests.

               ARTICLE XV. DAMAGE TO OR DESTRUCTION OF THE CASINO

         15.1. Damage or Destruction. In the event of damage to or destruction of the buildings or improvements constituting the Casino or any part thereof, including the related Support Facilities by fire, other casualty or otherwise, the Casino Operator, at its sole expense and whether or not the insurance proceeds, if any, shall be sufficient therefor, shall promptly, after the insurance proceeds have been adjusted, repair and restore the Casino as nearly as possible to the same condition of the Casino or such part thereof as the same existed prior to such damage or destruction, using materials of an equal or superior quality to those existing in the Casino before such casualty, so that the Casino shall contain at least the same usable area existing before such fire, flood or other casualty. If required, the Casino Operator shall obtain a permanent certificate of occupancy as soon as practicable after the completion of the repair and restoration.

         15.2. Insurance Proceeds. Subject to the requirements of the Casino Lease, and any Leasehold Mortgage, all insurance proceeds on the Casino, except as to the Gaming Board's interest in the business interruption insurance required by Section 14.8 - "Business Interruption Insurance," shall be made available to pay for the cost of restoration if the Casino or any part thereof is damaged or destroyed in whole or in part by fire, flood or other casualty. If the insurance proceeds are insufficient to pay for the Work, the Casino Operator shall, nevertheless, complete the Work at its sole cost and expense.

         15.3. Utilization of Insurance Proceeds. Except as provided in Section
15.4 - "Damage at End of Casino Term" below, no destruction of or damage to the Casino or any part thereof or property therein by fire, flood or other casualty, whether such damage or destruction be partial or total, shall permit the Casino Operator to surrender or terminate this Casino Operating Contract or relieve the Casino Operator from its timely payment and performance obligations to the Gaming Board under this Casino Operating Contract. Notwithstanding anything to the contrary in this Casino Operating Contract, the Casino Operator may suspend Daily Payments of the Louisiana Gross Gaming Revenue Share Payments (and related pro rata share of the Minimum Payment) in the event of a casualty loss requiring closure of all or a part of the Casino and requiring adjustment of business interruption insurance until the earlier of (i) the date on which the Casino re-opens to the general public for business, or (ii) the receipt by the Casino Operator of the business interruption insurance proceeds related to such loss, provided that:

              (a) Business interruption insurance meeting the criteria of this Casino Operating Contract is in full force and effect at the time of the loss;

              (b) The Casino Operator proceeds in good faith and in due diligence to adjust the claim with the insurer;

              (c) Upon adjustment of the claim and payment by the insurer to the Casino Operator, the Casino Operator shall pay all past due Louisiana Gross Gaming Revenue Share Payments, including any interest paid upon adjustment of the claim (paid pro rata based upon interest paid on the entire claim).

              If the closure of the Casino is a partial closure, the suspension of the daily payments of the Louisiana Gaming Gross Revenue Share Payment pursuant to this Section shall be a pro rata suspension in proportion to the percentage of Gaming Operations which have been suspended at the Casino as a result of such partial closure, and such suspended Daily Payments shall resume on the earlier to occur of (i) the date on which the partial closure is re-opened to the general public for business, or (ii) the receipt by the Casino Operator of the business interruption insurance proceeds related to such partial closure.

              If the Casino Operator's claim for business interruption insurance is denied, and, if the denial is challenged by the Casino Operator, and a final judgment affirming such denial is entered, the Casino Operator shall be liable to the State for all unpaid payments of the Louisiana Gross Gaming Revenue Share Payments which were not paid for the period of the suspension of such payments. If the Casino Operator does not challenge the denial of the claim, the Casino Operator shall pay all Louisiana Gaming Gross Revenue Share Payments for the period of the suspension of such payments.

         15.4. Damage at End of Casino Term. If destruction or damage to the Casino occurs during the last three (3) years of the Term and the Casino Operator determines that it is impracticable to repair the destruction or damage, the Casino Operator shall, at the Casino Operator's election, be entitled to terminate this Casino Operating Contract upon:

              (a) giving written Notice to the Gaming Board;

              (b) payment to the Gaming Board monthly for the remainder of the Term one-twelfth (1/12) of the greater of (i) the average annual amount of the Louisiana Gross Gaming Revenue Share Payments for the previous three (3) Full Fiscal Years or (ii) the Minimum Payment; the Casino Operator shall be entitled to a credit against the monthly payments in an amount equal to the business interruption insurance actually paid to the Gaming Board plus the payments actually made to the Gaming Board from a new casino operator or manager during the remainder of the Term;

              (c) assignment to Landlord of Property/Casualty Insurance proceeds;

              (d) the Casino Operator's satisfying or removing all liens and encumbrances on the Casino Premises created by the Casino Operator; and

              (e) the Casino Operator's surrender and cancellation of the Casino Lease.

              ARTICLE XVI. ALTERATIONS AND MODIFICATIONS TO CASINO
                            PREMISES AFTER COMPLETION

         16.1. Alteration Approvals. After the Completion Date of the Casino, the Casino Operator shall not make, cause or permit the making of any demolition, alteration, reconstruction, addition, modification, renovation or improvement that is a Material Change

(collectively referred to as "Alterations") to the Casino without prior Notice to the Gaming Board. All Alterations shall be made at the sole cost and expense of the Casino Operator and the Gaming Board shall have no liability or responsibility therefor.

         16.2. Manner of Performance. All Alterations shall be performed in a good and workmanlike manner and in no event shall the quality of the Alterations be less than the quality of the Casino under the approved Construction Documents by this Casino Operating Agreement. All Alterations shall be subject to inspection by the Gaming Board through its designated representatives; however, the Gaming Board shall have no obligation to inspect and in the event that the Gaming Board does inspect, the Gaming Board shall have no liability to the Casino Operator or to any other Person as a result of its inspection.

      ARTICLE XVII. ENTRY UPON CASINO PREMISES BY GAMING BOARD; INSPECTION

         17.1. Access and Inspection Rights. The Gaming Board and its representatives shall have complete, immediate and unrestricted right at all times and without notice or demand to the Casino Operator and/or the Casino Manager or to any other Person, to enter the Casino, including so-called "secured" areas, as defined by Rules and Regulations for purposes of inspection and determining whether the Casino Operator and/or the Casino Manager are complying with the obligations of this Casino Operating Contract, including exercising the Gaming Board's right to examine the Books and Records. The Casino Operator shall not delay, hinder, impede or restrict the Gaming Board's or its authorized representatives' immediate access to the totality of the Casino and any area, building or location leased, owned or operated by or on behalf of the Casino Operator relative to Casino operations, and shall not permit the Casino Manager or any other Person to do so. The Casino Operator shall deliver to the Gaming Board accurate scale drawings of the floor plans of the Casino showing and designating the use for each room or enclosed area, the "secured" areas, and particularly areas where gross gaming receipts and other Casino revenues are handled. The Casino Operator shall deliver updated copies of the scale drawings to the Gaming Board as changes are made in the use of any room or enclosed area.

                         ARTICLE XVIII. INDEMNIFICATION


         18.1. Indemnification. From and after the Plan Effective Date, the Casino Operator shall defend, indemnify and hold the Gaming Board harmless from and against any and all Claims that are asserted against, incurred by or imposed upon the Gaming Board or that the Gaming Board may be required to pay or observe that arise out of or are in any manner related to the possession, construction, operation and management of the Casino by the Casino Operator or the Casino Manager and their respective employees and agents including, but not limited to, Claims based or grounded in whole or in part on:

              (a) the failure of the Casino Operator or the Casino Manager and any Space Lease Operator to comply with the terms of this Casino Operating Contract;

              (b) the construction or remodeling of the Casino or the performance of any work or therein or thereon;

              (c) the Gaming Board's review or refusal to review and/or Approve of Construction Documents, Design Development Documents, life safety systems, fire safety systems or any other aspect relating to the design or construction of the Casino or the qualifications of any design professional contractor or sub-contractor;

              (d) the failure of the Casino Operator, the Casino Manager, any Space Lease Operator and their respective employees, agents and servants to comply with the terms of the Casino Lease, any Essential Agreements or any other agreement affecting the Casino to which the Casino Operator, the Casino Manager or a Space Lease Operator is a party;

              (e) any personal injury, death or property damage suffered or alleged to have been suffered by the Casino Operator, the Casino Manager, any Space Lease Operator and their respective employees, agents or servants or any other Person in, on or about the Casino;

              (f) any act, omission or other negligence of the Casino Operator, the Casino Manager, any Space Lease Operator or their respective employees, agents or servants;

              (g) any failure of the Casino Operator, the Casino Manager, any Space Lease Operator or their respective employees, agents or servants to comply in all respects with the all applicable Governmental Requirements, the Environmental Laws or any other law, ordinance, code or rule or regulation applicable to the Casino or the Casino operations;

              (h) the performance of any labor, service or the furnishing of any material for the Casino or the condition of any building, improvement or component part forming the Casino or any non-public street, curb or sidewalk on or about the Casino or any vaults, tunnels, malls, passageways or space therein or thereabout or the failure to pay for such labor, service or furnishing of material as and when required;

              (i) any breach of any agreement between the Casino Operator and other Persons, including but not limited to the Casino Operator's shareholders or Affiliates and any Person in a Control Relationship with the Casino Operator, or vendors, investors, underwriters, financiers, lenders, creditors, suppliers, contractors, sub-contractors, materialmen, real property lessors, equipment lessors, accountants, attorneys, consultants or advisors, employees, agents or Space Lease Operators, Casino patrons, invitee, guests and any other Person whomsoever or whatsoever;

              (j) any act or omission of the Casino Manager or any Space Lease Operator or any Person for whom either the Casino Manager or a Space Lease Operator is vicariously responsible;

              (k) any act or omission of a design professional, Contractor, subcontractor, equipment lessor, consultant or other Person performing labor or services or providing equipment in connection with the construction of the Casino or any Work or Alterations; or

              (l) those other circumstances or matters expressly described elsewhere in this Casino Operating Contract requiring indemnification of the Gaming Board by the Casino Operator; Provided however, no indemnification shall be required with respect to Claims that are based upon (i) the sole negligence or intentional fault of the Gaming Board or (ii) a finding of unsuitability that has been adjudicated by a proper court to have been arbitrary and capricious,
(iii) the joint or solidary fault of the Gaming Board the State or any Person for whom either is vicariously liable with a third party or parties other than the Casino Operator, the Casino Manager or their respective Affiliates (iv) a breach of this Casino Operating Contract by the Gaming Board; or (v) any allegation of breach of Section 4.1 - "Gaming Board Warranties; Due Authorization" hereof.

         18.2. Defense of Proceedings. If an action or proceeding is brought or asserted against the Gaming Board based upon a Claim in respect of which the Casino Operator is obligated to indemnify the Gaming Board, the Casino Operator shall upon Notice from the Gaming Board:

              (a) defend the Claim on behalf of the Gaming Board through Independent Counsel;

              (b) pay all costs of defense without exclusion;

              (c) keep the Gaming Board fully and completely advised of all material developments and proceedings in connection therewith;


              (d) furnish the Gaming Board with true, correct and complete copies of all papers filed or served in the proceeding, irrespective of by whom served or filed; and

              (e) pay or otherwise discharge any final judgment or award rendered therein.

         18.3. Right to Participate in Defense. The Gaming Board shall have the unrestricted right, but not the obligation, at the Gaming Board's expense to be represented in any such Claim subject to indemnification by the Attorney General of the State or one or more special assistant Attorneys General engaged by the Attorney General.

         18.4. No Settlement Without Gaming Board Approval. The Gaming Board shall have the right to approve the conditions of any proposed settlement of a Claim subject to indemnification, including any agreement to acknowledge liability or pay money, unless the proposed settlement involves no acknowledgment of responsibility or liability on the part of the Gaming Board.

         18.5. Payment of Judgment. The Casino Operator shall promptly pay and discharge any final and non-appealable judgment or ruling rendered on a Claim subject to indemnification.

         18.6. Indemnity of State. The Casino Operator shall indemnify the State in the event a judgment is rendered against the State as a result of the actions of the Casino Operator or its agents.

                    ARTICLE XIX. CRITERIA FOR OPENING CASINO

         19.1. Financing Completed. The Casino Operator shall have obtained the Initial Plan Financing and delivered to the Gaming Board all guarantees or assurances required by this Casino Operating Contract before it shall be entitled to open the Casino.

         19.2. Insurance Coverages. The Casino Operator shall have procured and paid for the Insurance Coverages for the Casino before it shall be entitled to open the Casino.

         19.3. Landlord Approvals and Consents. The Casino Operator shall have obtained all required Landlord approvals and consents required under the Casino Lease for the opening of the Casino or shall have provided written evidence of the Landlord's waiver of the Landlord approvals and consents before it shall be entitled to open the Casino.

         19.4. Completion Acceptance. All construction relating to the Casino shall have been accepted as substantially complete by the Landlord and the Casino Operator's Architect or the architect providing contract administration before the Casino Operator shall be entitled to open the Casino.

         19.5. Occupancy Permits and Licenses. The Casino Operator shall have obtained all necessary occupancy licenses and permits and delivered copies of the same to the Gaming Board before the Casino Operator shall be entitled to open the Casino.

         19.6. Suitability and Licensing. All persons who must be found Suitable and/or licensed by the Gaming Board for opening the Casino shall be found Suitable and/or licensed before the Casino Operator shall be entitled to open the Casino.

         19.7. Operational Checkout. The Casino Operator shall not be entitled to open the Casino until the Gaming Board has completed its on-site inspection of the Casino and found all Games, Gaming Devices, Gaming Supplies, Books and Records, accounting and other systems to be in full compliance with this Casino Operating Contract and the Rules and Regulations. The Gaming Board's onsite inspection shall include, but is not limited to, pre-opening inspections and audits consisting of tests of gaming equipment, casino operations and casino employees and personnel, and shall include testing of internal control, security and surveillance procedures. The Casino Operator shall submit to post-opening testing as ordered by the Gaming Board.

         19.8. Casino Manager's Certification. The Casino Operator shall not be entitled to open the Casino until it has delivered to the Gaming Board a Certificate of the Casino Manager attesting that the Casino Manager has completed its inspection of the Casino and accepts to the best of the Casino Manager's knowledge, all construction, Games, Gaming Devices, Gaming Supplies, Books and Records, accounting and other systems as operational and in conformity with this Casino Operating Contract and the Rules and Regulations. No certification by the Casino Manager shall be deemed to be a waiver of the Casino Operator's or the Casino Manager's claims against vendors, suppliers, manufacturers or any other third Person.

         19.9. No Default. The Casino Operator shall not be entitled to open the Casino if there is then existing any Event of Default under this Casino Operating Contract.

                      ARTICLE XX. CASINO OPERATOR'S DEFAULT

         20.1. Events of Default. The occurrence of any of the following shall constitute a default under this Casino Operating Contract by the Casino Operator, which if not cured after Notice and opportunity to cure as provided in this Casino Operating Contract shall be an "Event of Default":

              (a) If Casino Operator fails to pay the Daily Payment, Louisiana Gross Gaming Revenue Share Payments, or Additional Charges or any other Payment due to the Gaming Board hereunder as and when due, and such default is not remedied within fifteen (15) Days following delivery of Notice of non-payment from the Gaming Board to the Casino Operator; or

              (b) If the Casino Operator is not Financially Stable, and the applicable cure period in Section 9.5(e) - "Financial Stability" has elapsed; or

              (c) If the Gaming Board makes a final determination that either the Casino Operator or the Casino Manager is not Suitable, provided that any suitability determination that is financially related shall be first subject to the cure period set forth in Section 9.5(e) - "Financial Stability" and provided further that if any suitability determination is appealed by the Casino Operator or the Casino Manager to the court of competent jurisdiction within the applicable period provided by law, the Gaming Board shall not terminate this Casino

Operating Contract as a result of the determination of unsuitability until the appeal is dismissed or the proper court renders a final non-appealable judgment upholding the Gaming Board's determination. If an appeal to the Gaming Board's determination is filed by the Casino Operator or the Casino Manager, the Gaming Board may, pending the appeal, take such steps as the Gaming Board in its sole opinion deems appropriate in order to protect the public interest, the integrity of the Casino (including Gaming Operations), and the fiscal interest of the Gaming Board and the State, including but not limited to appointing a fiscal agent who shall be empowered to approve all disbursements made or expenses incurred by the Casino Operator or the Casino Manager or the appointment of a conservator who shall have such powers and duties with respect to the Casino and Gaming Operations as the Gaming Board approves by emergency or other Rules and Regulations; or

         (d) If the Gaming Board makes a final determination that any other Person required to be Suitable including but not limited to a Partner or any Affiliate of the Casino Operator, the Casino Manager, a Partner or any Person in a Control Relationship with any of them is not Suitable, and the Casino Operator fails to comply with the safe harbor requirements of Section 24.3 - "Unsuitability - Holders of Equity or Debt Interests' and Section 24.4 - "Safe Harbor"; or

         (e) If the Casino Operator is in material non-compliance with any of the affirmative or negative covenants contained in this Casino Operating Contract, provided that any financial covenants (excluding any covenants or obligations to pay money to the Gaming Board) shall be subject to the cure period in Section 9.5(e) - "Financial Stability" and Section 20.2 - "Notice; Opportunity to Cure"; or

              (f) If the Casino Operator contracts with, engages or otherwise or utilizes a casino manager without the Approval of the Gaming Board; or

              (g) If the Casino Operator assigns or subcontracts or attempts to assign or subcontract any of the casino operator's material duties or obligations to provide or to operate the Casino in violation of this Casino Operating Contract except as specifically authorized in this Casino Operating Contract; or

              (h) If the Casino Operator is convicted of conduct that, in the applicable jurisdiction, is punishable as a felony or equates to a felony in the State; or

              (i) If the Casino Operator Transfers this Casino Operating Contract or any interest herein except with the Approval of the Gaming Board; or

              (j) If the Casino Operator is adjudicated to be in default under any Essential Agreement, the Casino Lease or the General Development Agreement that, in the Gaming Board's sole opinion, materially affects the Casino Operator's ability to perform its obligations under this Casino Operating Contract; or

              (k) If the Casino Operator amends or permits the amendment of any Essential Agreement without the Approval of the Gaming Board; or

              (l) If this Casino Operating Contract, or any right created hereby, is taken pursuant to any execution or other process of law directed against the Casino Operator, or pursuant to any seizure or attachment by any creditor of the Casino Operator or claimant against the Casino Operator, and such execution, seizure or attachment is not fully released, discharged or disposed of within five (5) Days after such execution, seizure or attachment becomes effective; or

              (m) If the Casino Operator makes a general assignment for the benefit of creditors; or admits in writing its insolvency or its inability to pay its debts as they come due; or is adjudged to be insolvent in any judicial or administrative proceeding; or files a petition or other request for relief seeking any reorganization (other than any filings in connection with the Plan), arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future statute, law or regulation; or files an answer or other pleading or response admitting or not contesting the material allegations of, and/or stipulating to the relief sought in, a petition filed against it in any such proceeding; or seeks or consents to or acquiesces in the appointment of a trustee, administrator, or liquidator for the Casino Operator or a material part of its assets; or voluntarily liquidates or dissolves; or

              (n) If the Casino Operator fails to perform or to comply with any other material obligation contained in this Casino Operating Contract but not specifically addressed in this Article XX "Casino Operator's Default;" or

              (o) If the Casino Operator, other than as a result of an Excusable Temporary Cessation of Operations closes the Casino or ceases Gaming Operations and fails to reopen the Casino and resume Gaming Operations within seven (7) days; or

              (p) If the Casino Operator shall not have caused to be provided and continuously maintained a Minimum Payment Guaranty as required by Section
25.1 - "Rolling Minimum Payment Guaranty."

         20.2. Notice; Opportunity to Cure. The Casino Operator acknowledges and agrees that time is of the essence of this Casino Operating Contract and of the Casino Operator's observance and performance of its duties and obligations under this Casino Operating

Contract. A default under any of subsections (b), (e), (f), (g), (h), (j), (k),
(l), or (n) of Section 20.1 - "Events of Default" shall not be an Event of Default unless the Casino Operator fails to remedy the default within thirty
(30) Days after Notice of default by the Gaming Board (subject to such additional period for financial stability related issues as set forth in Section 9.5(e) - "Financial Stability" hereof) provided however, if the default is not susceptible with due diligence of being cured by the Casino Operator within thirty (30) Days and the Casino Operator commences to cure the default within thirty (30) Days of Notice of default and diligently and continuously prosecutes the cure to completion, then the thirty (30) Day period shall be extended for the period of time required to complete the cure. The occurrence of the events under subsections (a), (c), (d), (i), (m), (o) or (p) of Section 20.1 - "Events of Default" shall constitute an Event of Default without any other notice or opportunity to cure.

         20.3. Payment Disputes. Notwithstanding any of the foregoing, the following provisions shall apply to a default that involves any payment or charge due hereunder, or which may be cured by the expenditure of funds by Casino Operator. If the asserted default involves a good faith dispute over the amount of a payment due to the Gaming Board, the Casino Operator shall, before the lapsing of the applicable cure period, pay and transfer to the Gaming Board the entire amount asserted by the Gaming Board to be due and payable, including that portion thereof which is in dispute, otherwise such failure shall be an Event of Default. If the Casino Operator subsequently proves that all or a portion of the disputed amount was not in fact due, then in the Gaming Board's sole discretion, the Gaming Board shall either return the amounts determined not to have been due to the Casino Operator or designate that the amounts paid shall be setoff against the next ensuing payments of the Louisiana Gross Gaming Revenue Share Payments.

         20.4. Remedies.

              (a) Termination. Upon the occurrence of an Event of Default and subject to the rights of the Leasehold Mortgagees set forth below in Article XXIII - "Leasehold Mortgagees", the Gaming Board shall have the right, without prejudice to any other right or remedy the Gaming Board may have hereunder, to terminate this Casino Operating Contract by delivery of Notice specifying the date of termination; provided, however, upon the occurrence of an Event of Default that is also a Termination Event, the provisions of Section 20.6(b) - "Termination of Casino Operating Contract" shall apply.

              (b) Specific Performance. If the Gaming Board does not terminate this Casino Operating Contract, the Gaming Board may, at its option, (a) enforce the Casino Operator's obligations to pay all amounts due under this Casino Operating Contract together with interest at the Default Interest Rate, (b) enforce the Casino Operator's other obligations hereunder by an action for specific performance or by restricting, limiting or suspending the Casino Operator's rights under this Casino Operating Contract, or (c) enforce any other remedy available to the Gaming Board in law or in equity. The remedies to which the Gaming Board may resort under this Casino Operating Contract are cumulative and are not intended to be exclusive of other remedies or means of redress to which the Gaming Board may be entitled in case of any breach or threatened breach of this Casino Operating Contract. Election of any particular default remedy shall not preclude the Gaming Board from electing any other available remedy in law or in equity. The failure of the Gaming Board to insist upon the strict compliance with any law or regulation applicable to the Casino and/or the Casino Operator, or the strict compliance with or performance of any of the conditions of this Casino Operating Contract shall not be construed as a waiver or relinquishment of any right or remedy for the failure of such or any other obligation, including the right to insist upon complete and timely performance of all obligations of the Casino Operator. Under no circumstances shall any action, inaction or delay which may be suffered in connection with the Casino Operator's performance hereunder create any custom, course of dealing or other basis for any claim of estoppel or detrimental reliance by the Casino Operator.

         20.5. Right to Injunctive Relief. In the event of a breach or threatened breach by the Casino Operator of any of the obligations of this Casino Operating Contract, the Gaming Board shall have the right to seek temporary and injunctive relief in addition to any other remedy at law or equity, without the necessity of furnishing bond.

         20.6. No Limitation on Available Remedies.

              (a) General. Nothing herein shall be construed to limit, reduce or preclude recovery by the Gaming Board against the Casino Operator of any sums or damages to which, in addition to any fines, penalties, or damages particularly provided for herein, the Gaming Board may lawfully be entitled by reason of any Event of Default hereunder on the part of the Casino
Operator. Subject to Section 20.6(b)--"Termination of Casino Operating Contract," nothing herein contained shall be construed to limit or prejudice the right of the Gaming Board to prove and obtain as liquidated damages by reason of the termination of this Casino Operating Contract as a result of an Event of Default, an amount equal to the maximum allowed by any law in effect at the time and governing the proceedings in which such damages are to be proved, whether or not such amount is greater, equal to, or less than any of the sums referred to in other Sections of this Casino Operating Contract. Moreover, the Casino Operator acknowledges the authority of the Gaming Board to impose the fines and seek other remedies provided in the Rules and Regulations subject to review under applicable law.

              (b) Termination of Casino Operating Contract. The Casino Operator hereby agrees to the immediate termination of this Casino Operating Contract, including any rights to operate the Casino, if either (i) the Casino Operator, other than as a result of an Excusable Temporary Cessation of Operations, closes the Casino or ceases Gaming Operations and fails to reopen the Casino and resume Gaming Operations within seven (7) days, or (ii) the Casino Operator fails timely to post the Minimum Payment Guaranty pursuant to the requirements of this Casino Operating Contract (either of (i) or (ii) above, a "Termination Event"), and upon the occurrence of either Termination Event, this Casino Operating Contract shall be deemed terminated without further action.

              If any such Termination Event occurs after the Casino Opening Date and provided that (i) the Gaming Board has received the greater of the Minimum Payment for that Fiscal Year (or in the case of the Initial Unconditional Minimum Payment Guaranty attached hereto as Exhibit H for the three hundred sixty five (365) days after the Casino Opening Date) or the Louisiana Gross Gaming Revenue Share Payments for that Fiscal Year as of the Termination Event (plus any Late Payment Interest, if any), no later than ten (10) days following the end of such Fiscal Year, and (ii) this Casino Operating Contract has been terminated, the State and the Gaming Board, except as provided below in this Section, shall not seek or assert an affirmative claim against the Casino Operator for additional Louisiana Gross Gaming Revenue Share Payments for the remaining balance of the Term of the terminated Casino Operating Contract.

              Notwithstanding the above, nothing herein shall limit any claims of the Gaming Board for any Additional Charges or for Louisiana Gross Gaming Revenue Share Payments due and owing but not paid for a prior Fiscal Year and/or for indemnity and/or contribution or limit the Gaming Board's right to assert such claims as a defense, offset and/or recoupment in any action or proceeding.

              If any one or more of the Casino Operator, JCC Holding, HET, Harrah's Operating, the Casino Manager or any of their respective successors, or any of their controlled affiliates (as may be determined by the court of law in which the litigation is pending) institutes legal action against the Gaming Board and/or the State asserting any claims related to this Casino Operating Contract or any such person(s) or entity(ies) assert that the Casino Operator has any continuing rights to operate the Casino, then the Gaming Board's remedy limitation set forth in this Section 20.6(b) shall not apply.

         20.7. Costs. If the Gaming Board is the prevailing party, all costs incurred by the Gaming Board to collect any amounts and damages owing by the Casino Operator under the provisions of this Casino Operating Contract or to enforce any provision of this Casino Operating Contract, including reasonable Litigation Expenses and other expenses of enforcement from the date any such matter is turned over to an attorney, shall be recoverable by the Gaming Board from the Casino Operator. "Litigation Expenses" include, but are not limited to, the following: the reasonable fees and charges of attorneys, legal assistants, paralegals, law clerks and other personnel used by attorneys and under attorney supervision and all costs incurred or advanced by any of them irrespective of whether incurred in or advanced before the initiation of any legal, equitable, arbitration, administrative, bankruptcy, trial or similar proceedings and any appeal from any of same, expert expenses and court costs.

         20.8. Fines, Penalties. In addition to any other remedies, penalties, or similar types of recourse specified in this Casino Operating Contract, the Gaming Board shall have the right to impose monetary fines upon the Casino Operator as provided in the Rules and Regulations.

                     ARTICLE XXI. BANKRUPTCY AND INSOLVENCY

         21.1. Bankruptcy or Insolvency. If the Casino Operator

              (a) files a voluntary petition under any chapter of the Bankruptcy Code; or

              (b) an involuntary petition is filed against the Casino Operator under any chapter of the Bankruptcy Code which petition is not dismissed within sixty (60) Days after filing, then the following provisions shall apply: All references in this Article to the "Bankruptcy Code" shall mean Title 11 of the United States Code as it exists or may hereafter be amended in the form applicable to the Casino Operator's case and related proceedings. All references in this Article XXI - "Bankruptcy and Insolvency" shall mean the United States Bankruptcy Court in which the Casino Operator's bankruptcy case was filed, and/or such other court as may have jurisdiction of and act with respect to the case. All references in this Section to the "Casino Operator" shall apply equally to: (i) the Casino Operator; (ii) the Casino Operator as debtor and/or debtor in possession in any bankruptcy case; (iii) any Trustee of the Casino Operator's estate appointed under any Chapter of the Bankruptcy Code; and (iv) any assignee of or purported assignee of this Casino Operating Contract pursuant to an assumption and assignment order by the Bankruptcy Court. All time periods provided for hereunder shall be considered to run continuously and without interruption; that is, it is intended and agreed by the Casino Operator that no time period shall be considered to be interrupted or suspended by the automatic stay or by the occurrence of any event such as the conversion of a pending bankruptcy case, appointment of a trustee, entry of an order for relief in an involuntary case, or similar event. No provision hereunder addressing the attempted assignment of this Casino Operating Contract by the Casino Operator shall be considered to waive or modify any other provision hereof prohibiting the Casino Operator from assigning this Casino Operating Contract. Such provisions are included only in order to provide for the situation in which the Gaming Board is compelled by the Bankruptcy Court to acquiesce in an assignment duly approved by the Bankruptcy Court.

         21.2. Regulation; Exercise of Police and Regulatory Powers. The Casino Operator acknowledges and agrees that for purposes of the Bankruptcy Code, the enforcement of the Casino Act by the Gaming Board, this Casino Operating Contract and the Rules and Regulations, are an exercise by a governmental unit of its police and regulatory powers not subject to the automatic stay imposed by
Section 362 of the Bankruptcy Code.

         21.3. Cash Collateral. The Casino Operator acknowledges and agrees that it has no ownership claims to the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections.

         21.4. Performance; Assumption or Rejection. The Casino Operator acknowledges and agrees that the Casino Act, the Rules and Regulations and all other laws and regulations applicable to this Casino Operating Contract including but not limited to those addressing

Suitability as well as the purpose and subject matter hereof render this Casino Operating Contract, or any part hereof, inappropriate for "assumption" by the Casino Operator pursuant to Section 365 of the Bankruptcy Code. The Casino Operator further acknowledges and agrees that:

              (a) "Applicable law" as that term is defined in Section 365 of the Bankruptcy Code in all cases would excuse the Gaming Board from accepting performance from any entity other than the Casino Operator to whom the Casino Operator might propose to "assign" or Transfer all or any part of this Casino Operating Contract; and

              (b) The Gaming Board has no duty to consent or consider whether it might consent to any proposed assumption and assignment, pursuant to Section 365 of the Bankruptcy Code, of this Casino Operating Contract and any rights hereunder.

         21.5. No Performance Excused. Irrespective of whether the Casino Operator is in default under this Casino Operating Contract at the time of commencement of the voluntary or involuntary case, the Casino Operator shall not be excused from full and timely performance under this Casino Operating Contract.

         21.6. Notice of Filing. The Casino Operator agrees to give the Gaming Board Notice contemporaneously with the commencement of a voluntary case, and within twenty-four (24) hours of the Casino Operator's receipt of notice, formal or informal, of the commencement of an involuntary case against the Casino Operator.

         21.7. Relief from Automatic Stay. The Casino Operator agrees to entry of an immediate order from the Bankruptcy Court, on the Gaming Board's ex parte motion: (1) granting to the Gaming Board a modification of the automatic stay (and/or recognition that the automatic stay is not applicable) allowing it to fully enforce the provisions of this Casino

Operating Contract, the Casino Operator hereby agreeing that in such case, "cause," as defined by the Bankruptcy Code would exist for the immediate entry by the Bankruptcy Court of such an order modifying the automatic stay; and (2) if deemed necessary or advisable by the Gaming Board, compelling the Casino Operator to appear immediately and to show cause why this Casino Operating Contract should not be immediately terminated and/or, if appropriate, "rejected" under Bankruptcy Code Section 365.

         21.8. Cure Periods Not Tolled. Neither the commencement of a case nor the automatic stay shall interrupt or suspend the tolling of any applicable cure period. If the Casino Operator is in default under any provision of this Casino Operating Contract and any required notice has not been given with respect to such default at the time of commencement of the voluntary or involuntary case, then Casino Operator agrees that cause exists for and agrees to the immediate entry by the Bankruptcy Court, on the Gaming Board's ex parte motion, of an order granting the Gaming Board relief from the automatic stay in order to give any required notice and allow such cure period to toll, and further, upon the expiration of such cure period, to proceed to enforce any and all rights under this Casino Operating Contract for the preservation or enforcement of Gaming Board's rights hereunder.

                    ARTICLE XXII. DEFAULT BY THE GAMING BOARD

         22.1. Default by Gaming Board. In the event of a default by the Gaming Board of any of its obligations under this Casino Operating Contract, except as provided in Section 22.3 hereinbelow, the Casino Operator shall provide a written Notice of default to the Gaming Board. The Gaming Board shall have thirty (30) Business Days after delivery of the Notice of default within which to cure the default. If, however, the default cannot with due diligence be cured by the Gaming Board within thirty (30) Business Days and if the Gaming Board commences to cure the default within thirty (30) Business Days and diligently and continuously prosecutes the cure to completion, then the thirty
(30) Business Day period shall be extended for the period of time required for the Gaming Board to complete the cure.

         22.2. Remedies. If the Gaming Board fails to cure a default within the time period provided above, the Casino Operator shall be entitled to compel specific performance of the Gaming Board's obligations. The Casino Operator shall also be entitled to any other remedy provided or permitted by law.

         22.3. Exclusivity - Default by the Gaming Board and Remedies. The provisions of Section 22.1 - "Default by Gaming Board" and Section 22.2 - "Remedies," including, without limitation, the notice, cure and remedy provisions set forth therein, shall not apply to the provisions of Section 1.3 - "Exclusive Contract," it being understood that the rights and obligations of the parties with respect to the matters set forth in Sections 1.3(a) through (g) inclusive of this Casino Operating Contract shall be governed exclusively by the terms set forth therein.

                       ARTICLE XXIII. LEASEHOLD MORTGAGEES

         23.1. General. To encourage the lending of money to the Casino Operator, to foster economic development and growth, to ensure the continuity of employment of Louisiana citizens and to maintain the integrity and regulation of Gaming Activities, the Gaming Board in accordance with the terms of the Casino Act, hereby provides for certain protections of the rights of Leasehold Mortgagees including the receivership provisions contained in the Casino Act. The actions of the receiver during the term of the receivership shall be governed by and taken in strict accordance with the Rules and Regulations promulgated by the Gaming Board. No rule or regulation and no provision in this Casino Operating Contract executed pursuant to authority granted in R.S. 27:275 shall be the basis for any cause of action in contract, tort or otherwise against the State, the Gaming Board, or their respective employees, agents or attorneys. The Gaming Board shall have the right, but not the obligation, to Approve the terms of any future Leasehold Mortgage, as well as the term of the transaction or transactions as required by the Rules and Regulations.

         23.2.    Registered Leasehold Mortgagee.
                    A Leasehold Mortgagee may provide a written registration notice to the Gaming Board. The registration notice shall advise the Gaming Board of the existence of the Leasehold Mortgage, the name of the Leasehold Mortgagee and the name and address of not more than four persons to whom Notices of default from the Gaming Board should be sent. Upon delivery of the registration notice, the Leasehold Mortgagee shall be a "Registered Leasehold Mortgagee."

         23.3. Notices to Registered Leasehold Mortgagees. The Gaming Board shall send to each Registered Leasehold Mortgagee a copy of each written Notice of default given by the Gaming Board to the Casino Operator. The copy of the Notice of default shall be sent to each Registered Leasehold Mortgagee at the same time the Notice of default is sent to the Casino Operator. The Gaming Board shall also send each Registered Leasehold Mortgagee notice if the Casino Operator has been notified by the Gaming Board that the Casino Operator is under investigation for any act that may lead to suspension or revocation of the authorization to engage in Gaming Operations pursuant to this Casino Operating Contract.

              Notwithstanding the provisions of this Article XXIII - "Leasehold Mortgagees", the Gaming Board has no obligation to provide Notice to any Registered Leasehold Mortgagee prior to the termination of this Casino Operating Contract under the provisions of Section 20.6(b) "Termination of Casino Operating Contract," but shall provide reasonably prompt subsequent notification pursuant to such Section of the occurrence of any Termination Event.

         23.4. Opportunity to Cure. With respect to any default with respect to which the Casino Operator is granted cure rights pursuant to this Casino Operating Contract, a Leasehold Mortgagee shall have the right to cure or cause to be cured any such default specified by the Gaming Board in its Notice of default. A Leasehold Mortgagee shall have a period of up to forty-five (45) Business Days after the expiration of the Casino Operator's cure period within which to remedy such a default but in no event shall such cure period extend beyond the occurrence of a Termination Event. The Gaming Board shall have the right at any time after the expiration of the cure period afforded to the Casino Operator to appoint a fiscal agent who shall be authorized to pay to the Gaming Board all current and past due Louisiana Gross Gaming Revenue Share Payments and take any other action as may be provided by Rules and Regulations, including providing the protection of the rights of holders of security interests in property owned by the Casino Operator in accordance with R.S. 27:275. The Leasehold Mortgagees have only the right, but not the obligation, to cure a default. Except as provided in Section 20.6(b) - "Termination of Casino Operating Contract," this Casino Operating Contract shall not terminate as a result of an Event of Default until after the Gaming Board has provided Notice of its intent to terminate to each Registered Leasehold

Mortgagee and the passage of forty-five (45) Business Days during which the Leasehold Mortgagees may seek the appointment of a receiver in accordance with terms of this Casino Operating Contract, provided the Gaming Board shall have the right during this forty-five (45) Business Day period to appoint a fiscal agent who shall be authorized to pay to the Gaming Board all current and past due Louisiana Gross Gaming Revenue Share Payments and to take any other action as may be provided by Rules and Regulations. Nothing contained in this Article XXIII - "Leasehold Mortgagees" is intended to, nor shall it provide any Leasehold Mortgagee or any Person with any right to cure any default or Event of Default which also constitutes a Termination Event (as provided in Section 20.6(b) - "Termination of Casino Operating Contract").

         23.5. Revocation/Suspension Proceedings. The Gaming Board shall provide notice to the Registered Leasehold Mortgagees of any administrative hearing or other public proceeding that might lead to a suspension or revocation of the authorization to engage in Gaming Operations pursuant to this Casino Operating Contract, and each Leasehold Mortgagee shall have the right to participate in any such hearing or proceeding, including any appeal from any such proceeding.

         23.6. Receivership/Foreclosure Proceedings. The Gaming Board shall maintain a list of at least three Persons who meet the Suitability Requirements to operate the Official Gaming Establishment in the event of a receivership. This list shall be known as the "Receivership List."

              (a) Receivership Proceeding - Gaming Board as Nominal Defendant. If a Leasehold Mortgagee wishes to continue the operation of the Official Gaming

Establishment during and after the filing of a suit to enforce its security interest, the Leasehold Mortgagee shall name the Gaming Board as a nominal defendant in such suit and request the appointment of a receiver from among the persons on the Receivership List. Upon proof of the Casino Operator's default under the Leasehold Mortgage and the Leasehold Mortgagee's right to enforce the Leasehold Mortgage, the court shall appoint a receiver from the Receivership List.

              (b) Bond. Upon the appointment of a receiver by the court, such receiver shall be required to furnish a fidelity bond in favor of the Leasehold Mortgagee, the Casino Operator and the Gaming Board in an amount set by the court after consultation with the Gaming Board, the Leasehold Mortgagee and the Casino Operator. No cause or right of action shall exist to test the sufficiency of the Bond.

              (c) Provisional Contract. Upon the appointment and posting of a bond by the receiver, the receiver so appointed shall be issued a one-time, nonrenewable provisional contract by the Gaming Board to continue Gaming Operations until the receivership is terminated for any reason, including, but not limited to, the following: (i) the Transfer of the Casino to a duly approved or authorized Person or pursuant to Section 23.6(g) - "Transfers in Connection with Foreclosures," (ii) the payment in full or release (including without limitation unpaid interest) of all obligations due to the Leasehold Mortgagee,
(iii) an agreement for the termination of the receivership signed by the Leasehold Mortgagee and the Casino Operator, and approved by the Gaming Board and the court, (iv) the lapse of five (5) years from the date of the initial appointment of the receiver, or (v) notice to the Gaming Board and the court from the Leasehold Mortgagee that provoked the receivership of its intention to withdraw its financial support of the Receivership at a specified time not less than ninety (90) Days from the date of notice. In any proceeding thereafter by the court or by any parties to the suit other than the Gaming Board to remove the receiver for cause or to appoint a successor receiver in the event of death, disability or resignation of the receiver, the Gaming Board shall be served with a notice of such action and shall have standing to contest or concur in the action to remove the receiver or to appoint a successor receiver. No Person may be appointed as a successor receiver unless such Person is named in the Receivership List.

              (d) Operations by Receiver/Accounting. The actions of the receiver during the term of the receivership shall be governed by and taken in strict accordance with the Rules and Regulations. The receiver shall be required to account to both the court and, the Gaming Board during the receiver's tenure at such times and in such detail as may be required by the Rules and Regulations. Fees of the receiver and the authority for expenditures of the receiver shall be established by the Rules and Regulations and shall be considered costs of operations of the Official Gaming Establishment.

              (e) Cost of Receivership. The Leasehold Mortgagee that provoked the appointment of a receiver shall be required to pay the cost of the receiver's bond and the cost of operating the Official Gaming Establishment during the term of the receivership to the extent that such costs exceed available revenues in accordance with the Rules and Regulations; provided that if the Leasehold Mortgagee that provoked the receivership provides notice to the Gaming Board of its intention to withdraw financial support of the receivership at a specified time not less than ninety (90) days from the date of such notice, the Leasehold Mortgagee shall not be responsible for any costs or expenses of the receivership after the date specified in the notice, except reasonable costs and fees of the receiver in concluding the receivership and the costs of a final accounting.

              (f) Effect of Termination of Receivership. If the receivership is terminated as a result of (i) the payment in full of all obligations due to the Leasehold Mortgagee or (ii) an agreement for termination of the receivership (which may include a Transfer of the property as provided in Section 23.6(g) - "Transfers in Connection with Foreclosures," including this Casino Operating Contract, subject to the Gaming Board's Approval) signed by the Leasehold Mortgagee and the Casino Operator and approved by the Gaming Board and the court, the Casino Operator may simultaneously be restored to the same position as if the receivership had never occurred. If the receivership is terminated due to (i) the Transfer of the property subject to the receivership and/or this Casino Operator Contract to a duly approved or authorized Person, (ii) as a result of the lapse of five (5) years from the date of the initial appointment of the receiver or (iii) by the withdrawal of financial support of the receivership by the Leasehold Mortgagee, the authority of the Casino Operator may be revoked by the Gaming Board, and if this Casino Operating Contract has not been sold or transferred to a duly approved or authorized person this Casino Operating Contract may be terminated and the right to operate the Official Gaming Establishment may be rebid.

              (g) Transfers in Connection with Foreclosures. Subject to approvals from the Gaming Board required under the Casino Act and the Rules and Regulations, the following Transfers shall be permitted: (i) any Transfer of the Casino to a Leasehold Mortgagee or its nominee by foreclosure or deed in lieu of foreclosure, (ii) a Transfer by such Leasehold Mortgagee or such nominee to a third party following the foreclosure by such

Leasehold Mortgagee or deed in lieu of foreclosure to such Leasehold Mortgagee or nominee, or (iii) a Transfer to a third party pursuant to a foreclosure sale upon a foreclosure by a Leasehold Mortgagee. In connection with any transfer of the Casino pursuant to clauses (i), (ii), and (iii) of the preceding sentence, this Casino Operating Contract (subject to Gaming Board approval) may be Transferred to the party acquiring the Casino and subject to a prior finding of Suitability of the transferee by the Gaming Board and compliance with the Casino Act and the Rules and Regulations and compliance by the transferee with the terms of this Casino Operating Contract, including, without limitation, the requirement of providing a Minimum Payment Guaranty pursuant to Section 25.1 - "Rolling Minimum Payment Guaranty." For purposes of this Section, a "nominee" shall mean a Person who is designated by a Leasehold Mortgagee to act in place of such Leasehold Mortgagee solely for the purpose of holding the interest represented by such Leasehold Mortgagee's Leasehold Mortgage and performing the obligations of Leasehold Mortgagee thereunder.

         23.7. Effect of Appointment of Receiver. Upon the appointment of a receiver and posting of bond, the authority of the Casino Operator shall be conditioned, subject to full reinstatement by the Gaming Board according to the Rules and Regulations. If the Casino Operator is operating pursuant to a contract with the Gaming Board, the receiver shall be considered to have all of the rights and obligations of the contract formerly held by the Casino Operator.

         23.8. No Effect On Suit to Enforce. The appointment of a receiver shall have no effect on the subsequent prosecution of the action to enforce the security interest of a Leasehold Mortgagee.

         23.9. Third Party Beneficiaries. A Leasehold Mortgagee shall have the right to rely on and shall be a third party beneficiary of the provisions of this Article XXIII - "Leasehold Mortgagees."

         23.10. No Lien on this Casino Operating Contract. The Casino Operator shall not pledge, hypothecate or grant a lien or security interest in or otherwise encumber this Casino Operating Contract, and each Leasehold Mortgage shall contain a provision expressly excluding this Casino Operating Contract from any pledge, lien, security interest, hypothecation or encumbrance granted by such Leasehold Mortgage.

                       ARTICLE XXIV. SUITABILITY OF OTHERS

         24.1. Suitability Requirements. The Casino Act provides the Gaming Board with discretion to require that certain Persons in addition to the Casino Operator satisfy the Suitability Requirements. These Persons include the Casino Manager, certain holders of debt and/or equity interests in one or more of the Casino Operator, and its Affiliates and any other Person who, in the opinion of the Gaming Board has the ability to exercise a significant influence over the activities of the Casino Operator. If the Gaming Board determines that a Person required to be found Suitable is not Suitable, the Gaming Board shall notify the Casino Operator of this determination and the Casino Operator shall take the actions specified below.

         24.2. Unsuitability - Casino Manager. If the Gaming Board makes a final determination that the Casino Manager is not Suitable after providing the Casino Manager with notice and an opportunity for a hearing and after exhaustion of all administrative and judicial rights, the Casino Operator shall terminate the Casino Management Contract within thirty (30) Business Days (or such shorter period of time as ordered by the Gaming Board) after receipt of notice by the Casino Operator of the Gaming Board's final determination on Suitability.

         24.3. Unsuitability - Holders of Equity or Debt Interests. If the Gaming Board makes a final determination that a holder of a debt or equity interest in the Casino Operator, or any of its Affiliates is not Suitable, the Casino Operator (or an Affiliate of the Casino Operator, as the case may be) shall upon receipt of Notice from the Gaming Board (a) undertake and prosecute diligent good faith efforts to cause the disqualified holder to dispose of his interests, and (b) insulate the disqualified holder from the Casino Operator by ensuring that the disqualified holder: (i) does not receive dividends or interest on the securities of the Casino Operator or, if applicable, its Affiliates; (ii) does not exercise, directly or indirectly, including through a trustee or nominee, any right conferred by the securities of the Casino Operator or, if applicable, its Affiliates; (iii) does not receive any remuneration from the Casino Operator or its Affiliates; (iv) does not receive any economic benefit from the Casino Operator or its Affiliates; and (v) subject to the disposition requirements of this Section 24.3 "Unsuitability - Holders of Equity or Debt Interests" does not continue in an ownership or economic interest in the Casino Operator or, if applicable, remain as a manager, officer, director of the Casino Operator or its intermediary holding companies, as the case may be.

         24.4. Safe Harbor. If at any time the Gaming Board finds that a holder of a debt or equity interest in the Casino Operator, or its respective Affiliates, that is required to be and remain Suitable has failed to demonstrate Suitability, the Gaming Board may, consistent with the Casino Act and this Casino Operating Contract, take any action that the Gaming Board deems necessary to protect the public interest. Provided however, if a holder of a debt or equity interest in the Casino Operator or its Affiliates associated with the Casino Operator has failed to demonstrate Suitability, the Gaming Board shall take no action to declare the Casino Operator or its Affiliate, as the case may be, not Suitable based upon such finding, if the affected Casino Operator or its Affiliate takes immediate good-faith action (including the prosecution of all legal remedies) and complies with any order of the Gaming Board to cause such Person failing to demonstrate Suitability to dispose of such Person's interest in the affected Casino Operator or Affiliate, and, that, pending such disposition such affected Casino Operator, or Affiliate, from the date of Notice from the Gaming Board of a finding of failure to demonstrate Suitability, ensures that the Person failing to demonstrate Suitability:

              (i) does not receive dividends or interest on the securities of the Casino Operator or Affiliate;

              (ii) does not exercise, directly or indirectly, including through a trustee or nominee, any right conferred by the securities of the Casino Operator or its Affiliates;

              (iii) does not receive any remuneration from the Casino Operator or Affiliate;

              (iv) does not receive any economic benefit from Casino Operator or Affiliate;

              (v) subject to the disposition requirements of this Section, does not continue in an ownership or economic interest in the Casino Operator or Affiliate or to remain as a manager, officer, director, employee, consultant or agent of the Casino Operator or Affiliate.

Nothing contained in this Section 24.4 - "Safe Harbor" shall prevent the Gaming Board from taking any action against the Casino Operator if the Casino Manager fails to be or to remain Suitable. Moreover, nothing contained in this Section shall prevent the Gaming Board from taking regulatory action against the Casino Manager, Casino Operator or its Affiliate as the case may be, if the Casino Operator, Casino Manager or Affiliate, as the case may be, (i) had actual or constructive knowledge or should have had knowledge of the facts that are the basis of the Gaming Board regulatory action and failed to take appropriate action or (ii) is so tainted by such Person failing to demonstrate Suitability so as to affect the suitability of the Casino Operator, the Casino Manager or Affiliates under the standards of the Casino Act or the Rules and Regulations, or (iii) cannot meet the Suitability standards contained in the Casino Act and the Rules and Regulations.

                     ARTICLE XXV. GUARANTEES AND ASSURANCES

         25.1. Rolling Minimum Payment Guaranty. For each Fiscal Year during the Term, the Casino Operator shall cause to be provided to the Gaming Board a letter of credit, surety arrangement or guaranty of the Minimum Payment that shall as to form and substance be subject to Approval by the Gaming Board (the "Minimum Payment Guaranty"). The Minimum Payment Guaranty shall be (i) for the first three hundred sixty five (365) days (three hundred sixty-six (366) days if a leap year) including and after the Casino Opening Date, substantially in the form of the Initial Unconditional Minimum Payment Guaranty attached hereto as Exhibit H and by this reference incorporated herein, and for subsequent Fiscal

Years, substantially in the form of the Unconditional Guaranty for Fiscal Year Ending March 31, ____ attached hereto as Exhibit I and by this reference incorporated herein, (ii) in the form of a commercial letter of credit in form and substance acceptable to the Gaming Board with the sole drawing condition to be notice from the Gaming Board that a Minimum Payment Default has occurred, or
(iii) such other form as may be approved by the Gaming Board. The Minimum Payment Guaranty may be provided by (i) HET and Harrah's Operating, pursuant to
Section 25.4 - "Matters Relating to Minimum Payment Guaranty" and subject to the continuing Suitability requirements (financial and otherwise) of the Casino Act and the Rules and Regulations or (ii) any Suitable Lender or Lenders or others as Approved by the Gaming Board and which have sufficient resources to provide the Minimum Payment Guaranty (the "Minimum Payment Guarantor"). The Casino Operator shall provide an Initial Unconditional Minimum Payment Guaranty in the form of Exhibit H attached hereto to the Gaming Board on the Plan Effective Date. The Casino Operator agrees to provide the Gaming Board Notice and a copy of any communication from the then Minimum Payment Guarantor that it may not or will not provide the required Minimum Payment Guaranty to the Gaming Board in the subsequent Fiscal Year concurrent with any public announcement of such event. In addition, the Casino Operator shall provide further Notice to the Gaming Board in the event it has not procured the required Minimum Payment Guaranty for the next Fiscal Year at least thirty (30) Days prior to the first Day of each Fiscal Year; provided, however, that the Gaming Board agrees that the Casino Operator shall have until the last Day of the Fiscal Year to provide the required Minimum Payment Guaranty to the Gaming Board for the next Fiscal Year. The failure of the Casino Operator to provide the required Minimum Payment Guaranty to the

Gaming Board at least one day prior to the first Day of each and every Fiscal Year shall be an Event of Default and a Termination Event, resulting in the immediate termination of this Casino Operating Contract in accordance with Section 20.6(b) "Termination of Casino Operating Contract" with no right of the Casino Operator or any Person to cure. In no event shall the Minimum Payment Guarantor be liable to the State and/or the Gaming Board for any amount in excess of the difference between the Minimum Payment for any Fiscal Year and the total of the Louisiana Gross Gaming Revenue Share Payments which have been paid to the Gaming Board for that one Fiscal Year in which there is a Minimum Payment Default or be responsible for any Daily Payments in any Fiscal Year following a Fiscal Year in which there is a Minimum Payment Default except as to the Minimum Payment Guarantor providing the Initial Unconditional Minimum Payment Guaranty, who shall be obligated as provided in the Minimum Payment Guaranty attached as Exhibit H hereto.

         25.2. Completion Guarantee. The Casino Operator shall cause HET and its wholly-owned subsidiary Harrah's Operating to provide a solidary guarantee to the Gaming Board to complete the construction, equip and furnish the Casino for opening of the Casino, and open the Casino for Gaming Operations, and pay all costs and expenses related thereto, so long as, with respect to opening the Casino, all necessary regulatory approvals from the LGCB or other State regulatory authorities have been received, provided that timely receipt of any such approvals has been diligently pursued by or on behalf of the Casino Operator, (the "Completion Guarantee") as required by the terms of this Casino Operating Contract and in the form of Exhibit "B" - "Form of Completion Guarantee," attached hereto and by this reference incorporated herein. The Casino Operator shall also post a commercial surety bond issued by a qualified surety company to assure completion of the Casino, and the payment of all costs and expenses related thereto, in the form of Exhibit "C" - "Form of Performance Bond" attached hereto and incorporated herein. Payment of reimbursement obligations with respect to the Completion Guarantee may be made pursuant to that certain Amended and Restated Completion Loan Agreement, by and among HET, Harrah's Operating and the Casino Operator. If, before completion of construction of the Casino, either (a) the financial condition of HET or Harrah's Operating, in the reasonable judgment of the Gaming Board, deteriorates to such an extent that their ability timely to perform under the Completion Guarantee is materially impaired; or (b) HET or Harrah's Operating contests the validity or enforceability, or fails timely to comply with the terms, of the Completion Guarantee and if, in either such case, the Casino Operator fails to provide, within thirty (30) days after receipt of notice and demand from the Gaming Board, a substitute Completion Guarantee reasonably acceptable to the Gaming Board, the Gaming Board may require the Casino to substitute a guarantor(s) reasonably acceptable to the Gaming Board and the failure to do so shall constitute an Event of Default.

         25.3. Additional Guarantees and Assurances. The Casino Operator, in order to guarantee successful completion of and compliance with this Casino Operating Contract or such other projects that are regulated by the Gaming Board, shall:

              (a) provide the Completion Guarantee and surety bond as required in Section 25.2 - "Completion Guarantee";

              (b) provide the Evidence of Title required in Section 4.2(e) - "Evidence of Title to Casino";

              (c) perform all of its obligations under the Essential Agreements as required in Section 9.21 - "Essential Agreements";

              (d) maintain Financial Stability as required in Section 9.5 - "Financial Stability";

              (e) maintain the Insurance Coverages required by Article XIV - "Insurance," including Business Interruption Insurance as required in Section
14.8 - "Business Interruption Insurance";

              (f) maintain a capital replacement fund as required in Section
13.7 - "Capital Replacement Fund";

         25.4. Matters Relating to Minimum Payment Guaranty

              (a) Agreement. Concurrently with the execution of this Casino Operating Contract, (i) HET and Harrah's Operating have provided the Gaming Board that certain Initial Unconditional Minimum Payment Guaranty in the form of Exhibit H attached hereto, and (ii) the Casino Operator, HET and Harrah's Operating have entered into that certain HET/JCC Agreement (the "HET/JCC Agreement") attached hereto as Exhibit G and by this reference incorporated herein, to which neither the State nor the Gaming Board is a party.

              (b) No Third Party Beneficiaries. The Gaming Board hereby acknowledges that there are no third party beneficiaries to the HET/JCC Agreement.

              (c) Acknowledgment and Disclosure. The State and the Gaming Board hereby acknowledge and agree that in connection with the HET/JCC Agreement, neither HET nor Harrah's Operating has any legal obligation or duty, express or implied, to the State or the Gaming Board to provide any renewal guaranty beyond any Fiscal Year in which an HET

Guaranty is provided in writing. In connection therewith, the State and the Gaming Board hereby acknowledge that HET and Harrah's Operating have informed them and they agree that they may not infer or assume that (i) HET and Harrah's Operating will renew any HET Guaranty or the HET/JCC Agreement; or (ii) HET and Harrah's Operating will, other than at their sole discretion, determine whether to renew any HET Guaranty or HET/JCC Agreement notwithstanding that HET and Harrah's Operating are involved in a number of different capacities in connection with the reorganization of HJC, the governance of the Casino Operator and JCC Holding, and the operation of the Casino; or (iii) any projections and/or feasibility study set forth in the Plan and Disclosure Statement circulated therewith constitute any representation or warranty upon which the Gaming Board or the State may rely nor is it intended that any other Person may rely thereon.

              (d) Reliance. The State and the Gaming Board understand and acknowledge that HET and Harrah's Operating are entering into the HET/JCC Agreement and providing any HET Guaranty in reliance on Section 20.6(b) - "Termination of Casino Operating Contract" and this Section 25.4 - "Matters Relating to Minimum Payment Guaranty." The State, the Gaming Board and JCC agree that the provisions of Section 20.6(b) - "Termination of Casino Operating Contract" and this Section 25.4 - "Matters Relating to Minimum Payment Guaranty" cannot be amended or modified without the written consent of HET and Harrah's Operating so long as any Minimum Payment Guaranty provided by HET and Harrah's Operating remains in effect, and if any such provisions are amended or modified and not consented to by HET and Harrah's Operating, no such amendment or modification shall be effective as against HET or Harrah's Operating.

                       ARTICLE XXVI. TRANSFER RESTRICTIONS

         26.1. Casino Operator Transfers - Casino Operating Contract. The Casino Operator shall not Transfer this Casino Operating Contract, or any interest herein or subcontract the performance of any of the Casino Operator's duties or obligations hereunder to any Person without first obtaining the Approval of the Gaming Board.

         26.2. Casino Operator Transfers - Essential Agreements. Except a Transfer to a Leasehold Mortgagee in compliance with the Casino Lease or in connection with the Initial Plan Financing, or a Transfer pursuant to Section 23.6(g) - "Transfer in Connection with Foreclosure," the Casino Operator shall not voluntarily or involuntarily Transfer the Casino Lease, the General Development Agreement, or any interest therein to any Person without first obtaining the Approval of the Gaming Board.

         26.3. Other Actions or Transfers Requiring Approval. The Casino Operator shall not amend its Governance Documents and no Person shall Transfer any direct interest in the Casino Operator to any Person without first obtaining the Approval of the Gaming Board. The Persons who are shareholders of any company holding a direct interest in the Casino Operator shall not Transfer any interest in an Affiliate of the Casino Operator that results in a change of Control of the Casino Operator without first obtaining the Approval of the Gaming Board. This Section is not intended to restrict the transfer of publicly traded securities, provided that the Gaming Board maintains the power to require the holder of any such securities subsequently to be found Suitable.

         26.4. Conditions to Approval of Proposed Transfer. The Gaming Board may Approve the sale, transfer, or assignment of the Casino Operating Contract, or an interest therein, or may grant such Approval subject to the conditions imposed by the Gaming Board or by applicable law.

         26.5. Five Percent Accumulation. Pursuant to the terms of the Casino Act, any Person acquiring five percent (5%) or more direct economic interest in the Casino Operator is required to obtain the Approval of the Gaming Board prior to the acquisition. The Casino Operator agrees to facilitate the Gaming Board's enforcement of the restriction by providing written Notice to the Gaming Board of an accumulation requiring the prior Approval of the Gaming Board within two
(2) Business Days after the Casino Operator obtains knowledge of the accumulation. The Casino Operator acknowledges the authority of the Gaming Board to take appropriate action against a Person who accumulates without first obtaining the required Approval of the Gaming Board. However, an accumulation without the required prior Approval of the Gaming Board shall not be a default by the Casino Operator under this Casino Operating Contract if, upon receipt of Notice from the Gaming Board, the Casino Operator (or an Affiliate of the Casino Operator) (a) undertakes and prosecutes diligent good faith efforts to cause the disqualified Person to dispose of the interest, and (b) insulates the disqualified Person by insuring that the disqualified Person: (i) does not receive dividends or interest on the securities of the Casino Operator or, if applicable, its Affiliates, (ii) does not exercise directly or indirectly, including through a trustee or nominee, any right conferred by the securities of the Casino Operator, or, if applicable, its Affiliates; (iii) does not receive any remuneration from the Casino Operator or if applicable its Affiliates; (iv) does not receive any economic benefit from the Casino Operator or if applicable its Affiliates; (v) subject to the disposition requirement of this Section 26.5
- "Five Percent Accumulation", does not continue in an ownership or economic interest in the Casino Operator or, if applicable, its affiliates, and (vi) does not remain as a manager, officer, director of the Casino Operator, or if applicable its Affiliates.

         26.6. Transfer Restriction Legend. All instruments evidencing ownership interests in the Casino Operator or pursuant to which the ownership interest is issued shall contain a statement in form acceptable to the Gaming Board setting forth the transfer restrictions imposed by R.S. 27:236, this Casino Operating Contract and the Rules and Regulations.

         26.7. Notice and Cure Period; Safe Harbor. Before revoking this Casino Operating Contract for a violation of this Article XXVI "Transfer Restrictions," the Gaming Board shall give Notice and a reasonable opportunity to cure the violation to the Casino Operator. With respect to a Transfer by anyone other than the Casino Operator in violation of the terms of this Article XXVI - "Transfer Restrictions," the Transfer shall not be a default by the Casino Operator under this Casino Operating Contract if, upon receipt of Notice from the Gaming Board, the Casino Operator (or an Affiliate of the Casino Operator)
(a) undertakes and prosecutes diligent good faith efforts to cause the disqualified Person to dispose of the interest, and (b) insulates the disqualified Person by insuring that the disqualified Person: (i) does not receive dividends or interest on the securities of the Casino Operator or, if applicable, its Affiliates, (ii) does not exercise directly or indirectly, including through a trustee or nominee, any right conferred by the securities of the Casino Operator, or, if applicable, its Affiliates; (iii) does not receive any remuneration from the Casino Operator or if applicable its Affiliates; (iv) does not receive any economic benefit from the Casino Operator or if applicable its Affiliates; (v) subject to the disposition requirement of this Section
26.7.

"Notice and Cure Period; Safe Harbor", does not continue in an ownership or economic interest in the Casino Operator or, if applicable, its affiliates, and
(vi) does not remain as a manager, officer, director of the Casino Operator, or if applicable its Affiliates.

                             ARTICLE XXVII. NOTICES

         27.1. Manner of Giving Notice. All notices required or permitted to be given under this Casino Operating Contract shall be in writing and shall be deemed given or delivered when delivered by hand or three (3) Business Days after mailing, postage prepaid, by certified or registered mail, return receipt requested to the parties at the following addresses:

                           Casino Operator:
                           Jazz Casino Company, L.L.C.
                           512 South Peters
                           New Orleans, LA 70130
                           Attn:  President

with a copy to:            Harrah's New Orleans Management Company
                           1023 Cherry Road
                           Memphis, TN 38117
                           Attn:  President

Gaming Board:              Louisiana Gaming Control Board
                           9100 Bluebonnet Centre Boulevard
                           Suite 500
                           Baton Rouge, LA 70809
                           Attn:  Chairman of Louisiana Gaming Control Board

with a copy to:            Attorney General
                           State of Louisiana
                           Post Office Box 94005
                           Baton Rouge, LA 70804
                           Attn: First Assistant Attorney General

and                        Attorney General
                           State of Louisiana
                           Post Office Box 44307
                           Baton Rouge, LA 70804
                           Attn:  Director, Gaming Division

                          ARTICLE XXVIII. MISCELLANEOUS

         28.1. No Joint Venture or Partnership. Under no circumstances shall this Casino Operating Contract or the cooperative endeavor aspects of the Casino Act or this Casino Operating Contract or any action taken by the parties in furtherance of this Casino Operating Contract be deemed to create either a joint venture or a partnership between the Gaming Board and the Casino Operator such that either shall be deemed to have the duties and obligations of a partner or joint venturer toward the other or to authorize either to act for or bind the other, the same being expressly negated.

         28.2. No Waiver. The receipt by the Gaming Board of any payment from the Casino Operator with knowledge of the breach of any term hereof shall not be deemed a waiver of such breach. No provision of this Casino Operating Contract shall be deemed to have been waived by the Gaming Board unless the waiver is in writing and signed by a duly authorized representative of the Gaming Board. No payment by the Casino Operator or receipt by the Gaming Board of any amount less than the payment actually due shall be deemed to be other than on account of the earliest payment due. No endorsement or statement on any check or letter accompanying any check shall be deemed to be an accord and satisfaction, and the Gaming Board may accept any check or payment without prejudice to the Gaming Board's rights to recover the balance of such payment or to pursue any other remedy available to the Gaming Board.

         28.3. Partial Invalidity. If any term of this Casino Operating Contract or the application thereto to any Person or circumstance, shall at any time or to any extent, be invalid or unenforceable, the remainder of this Casino Operating Contract, or the application of such term of this Casino Operating Contract to Persons or circumstances other than those as to which the same has been held invalid or unenforceable, shall not be affected thereby, and each term of this Casino Operating Contract shall be valid and be enforced to the fullest extent permitted by law.

         28.4. Responsibility for Costs and Risks of Operations. The Casino Operator shall bear and pay all costs and assume all risks of doing work and carrying on operations permitted under this Casino Operating Contract and the prevailing party in any judicial proceeding shall have the right to recover from the other party, all costs, reasonable attorney's fees and other expenses incurred to enforce, secure or protect its rights under this Casino Operating Contract, whether by litigation or settlement.

         28.5. Applicable Law. This Casino Operating Contract shall be governed, interpreted and enforced in accordance with Louisiana law.

         28.6. Venue, Personal Jurisdiction and Forum Selection. The Casino Operator, Casino Manager and JCC Holding hereby submit to and will have the Minimum Payment Guarantor submit to the jurisdiction of the State and the courts thereof and to the jurisdiction of the 19th Judicial District Court in and for East Baton Rouge Parish ("19th JDC") for purposes of any suit, action or other proceeding arising out of or relating to this Casino Operating Contract and agrees not to assert by way of motion as a defense or otherwise that such suit action or other proceeding is brought in an inconvenient forum or that the venue of such suit action or other proceeding is improper or that the subject matter thereof may not be enforced in or by such court or assert that any suit or action filed in the 19th JDC may be removed to Federal Court, and the Casino Operator, Casino Manager and JCC Holding agree that the 19th JDC shall have the exclusive jurisdiction for purposes of any suit, action or other proceeding brought by any of them relating to or arising out of this Casino Operating Contract.

              If at any time during the Term, the Casino Operator, JCC Holding or the Casino Manager is not a resident of the State or has no officer, director, employee or agent available for service of process as a resident of the State, or if any permitted Transferee shall be a foreign Person having no officer, director, employee or agent available for service of process in the State, the Casino Operator, JCC Holding and the Casino Manager and each permitted Transferee hereby designates the Secretary of State of Louisiana as its agent for service of process in any suit, action or proceeding involving the Gaming Board or arising out of or relating to this Casino Operating Contract and such service shall be made as provided by Louisiana law for service on an insurance company through the Secretary of State.

         28.7. Compliance. Any condition, covenant, obligation, requirement or term hereof that requires the Casino Operator to take action or to refrain from taking action shall be deemed to require the Casino Operator to cause the action to be taken or to cause the action not to be taken, as the case may be.

         28.8. Captions. The captions in this Casino Operating Contract are solely for convenience of reference and shall not affect the interpretation of this Casino Operating Contract.

         28.9. Number and Gender. All words used in this Casino Operating Contract, regardless of the number or gender in which the words are used shall be deemed to include the other number and each other gender.

         28.10. No Drafting Presumptions. The parties agree and acknowledge that each has had significant input into the drafting of this Casino Operating Contract. Consequently, and notwithstanding the provisions of Article 2056 or 2057 of the Louisiana Civil Code to the contrary, nothing contained in this Casino Operating Contract shall be presumptively construed against a party on the basis of any drafting responsibility. Further, the parties agree and acknowledge that the drafting of this Casino Operating Contract was facilitated and expedited by the specific undertaking of the parties and their respective counsel, and in order to induce each other to make reasonable drafting accommodations, that no revision (by insertion or deletion) to any draft of this Casino Operating Contract either shall constitute or ever be used by or on behalf of any of them as an interpretive aid or as the basis of any contention to the effect that any such deletion or insertion or change from prior drafts proves facts or circumstances concerning the intent or agreement of a party in a subsequent draft or drafts.

         28.11. Prior Agreements; Amendment. This Casino Operating Contract contains the entire agreement between the parties with respect to the subject matter described in this Casino Operating Contract. This Casino Operating Contract supersedes all prior and contemporaneous agreements, whether written or oral, between the parties relating or pertaining to the subject matter of this Casino Operating Contract. This Casino Operating Contract may be amended or modified only by an agreement in writing signed by both the Gaming Board and the Casino Operator.

         28.12. Intervention by Casino Manager. The Casino Manager intervenes herein for the sole purpose of acknowledging the terms hereof applicable to the Casino Manager. This intervention is not a guarantee of the Casino Operator's financial obligations under this Casino Operating Contract.

         28.13. Time of the Essence. Time is of the essence of this Casino Operating Contract. No Notice, demand or putting in default shall be required except as herein expressly provided for.

         28.14. Successors and Assigns. This Casino Operating Contract shall be binding on and enforceable against the parties and their respective successors and assigns.

         28.15. No Third Party Beneficiary. Except as otherwise provided in
Article XXIII - "Leasehold Mortgagees" or Section 25.4(d) - "Reliance," there shall be no third party beneficiaries of this Casino Operating Contract.

         28.16. Assignment. This Amended and Renegotiated Casino Operating Contract is hereby assigned to JCC, as successor to HJC, as set forth in the Plan. Pursuant to R.S. 27:236(B) and LAC 42:IX 2901 et seq., the Gaming Board Approves such assignment by HJC to JCC. JCC hereby undertakes the obligations of the Casino Operator under this Amended and Renegotiated Casino Operating Contract.

         28.17. No Novation. This Casino Operating Contract is an amendment and renegotiation of the Initial Casino Operating Contract and is not and shall not be construed as a novation of the Initial Casino Operating Contract.

         28.18. Counterparts. This Casino Operating Contract may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an orginal, but all of which shall together constitute one and the same instrument.

         S-4 The parties have signed this Casino Operating Contract on the dates noted below their respective signatures.

                                       The State of Louisiana by and through
                                       the LOUISIANA GAMING CONTROL
                                       BOARD


                                       By:      /s/ Hillary Crain
                                                -----------------------

                                       Name:    Hillary Crain
                                                -----------------------

                                       Title:   Chairman
                                                -----------------------

                                       Date:    10/30/98
                                                -----------------------

                             HARRAH'S JAZZ COMPANY,
                         a Louisiana general partnership


                              By:      HARRAH'S NEW ORLEANS
                                       INVESTMENT COMPANY,
                                       a Nevada corporation, General Partner

                                       Name:    /s/ G.W. Loveland II
                                                -----------------------
                                       Title:   Vice President
                                                -----------------------
                                       Date:    10/30/98
                                                -----------------------


                              By:      NEW ORLEANS/LOUISANA
                                       DEVELOPMENT CORPORAITON,
                                       a Louisiana corporation, General Partner

                                       Name:    /s/ Deborah M. Sulzer
                                                -----------------------
                                       Title:   Vice President
                                                -----------------------
                                       Date:    10/30/98
                                                -----------------------

                              By:      GRAND PALAIS CASINO, INC.,
                                       a Delaware corporation, General Partner

                                       Name:    /s/ Christopher Hemmeter
                                                -----------------------
                                       Title:   Chairman
                                                -----------------------
                                       Date:    10/30/98
                                                -----------------------

                                       JAZZ CASINO COMPANY L.L.C.,
                                       Louisiana limited liability company


                                       By:      /s/ Frederick W. Burford
                                                -----------------------
                                       Name:    Frederick W. Burford
                                                -----------------------
                                       Title:   President
                                                -----------------------
                                       Date:    10/30/98
                                                -----------------------


                                       INTERVENOR:

                                       HARRAH'S NEW ORLEANS
                                       MANAGEMENT COMPANY,
                                       a Nevada corporation


                                       By:      /s/ G.W. Loveland II
                                                -----------------------
                                       Name:    G.W. Loveland II
                                                -----------------------
                                       Title:   Vice President
                                                -----------------------
                                       Date:    10/30/98
                                                -----------------------

The undersigned hereby intervenes in said
Casino Operating Contract and agrees thereto to the extent it is applicable to the undersigned.

JCC HOLDING COMPANY, a Delaware corporation

By:    /s/ Frederick W. Burford
       -----------------------
Name:  Frederick W. Burford
       -----------------------
Title: President
       -----------------------
Date:  10/30/98
       -----------------------